UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period:  August 31, 2023

Item 1. Reports to Stockholders.

(a)
Annual Report  |  August 31, 2023

Performance Trust Strategic Bond Fund
(Symbols: PTIAX, PTAOX, PTCOX),

Performance Trust Municipal Bond Fund
(Symbols: PTIMX, PTRMX) and

Performance Trust Credit Fund
(Symbol: PTCRX)

© 2023 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance: 9/1/2022 – 8/31/2023 (Unaudited)

Over the past fiscal year ended August 31, 2023, the Performance Trust Strategic Bond Fund – Institutional Class (“PTIAX” or the “Fund”) posted a return of 0.30% compared to -1.19% for the Bloomberg U.S. Aggregate Bond Index (“Index”). The Morningstar Intermediate Core-Plus Bond Fund category returned -0.77%.

Interest rates rose significantly during the fiscal year as the Federal Reserve (Fed) continued an aggressive interest rate hiking cycle. The Fed Funds rate rose 3.00% during the fiscal year as the Fed sought to restore inflation to its long-term target of 2.00%. The chart below shows the U.S. Treasury yield curve at the beginning of the fiscal year and the end.

Treasury Yield Curve

Not only did interest rates increase during the fiscal year, the Treasury yield curve inverted meaningfully. At the end of the period, the 1-year U.S. Treasury, which is quite sensitive to changes in the Fed Funds rate, yielded in excess of 5.00% while the benchmark 10-year U.S. Treasury yield offered just over 4.00%.

While interest-rate volatility ebbed and flowed throughout the fiscal year, it subsided in the last few months and created a more favorable risk-taking environment. For example, high yield corporate (HY) spreads tightened 1.12% and ended the period at 3.72%, very close to the tightest level seen over the last twelve months. Investment grade corporate (IG) spreads tightened 0.22% to end the year at 1.18% (Source: Bloomberg). While inflation still exceeds the Fed’s target, it has fallen significantly from the beginning of the period when the Consumer Price Index (CPI) was running over 8% year over year. The market is now anticipating that the Fed will soon pause its tightening cycle, which could have contributed to the reduction in volatility.

Spread tightening in HY more than offset the increase in interest rates and helped to deliver strong total returns during the fiscal year. While spread tightening in IG only partially offset the move in interest rates, it did allow the sector to deliver positive total returns during the year while U.S. Treasuries and Agency Mortgage-Backed Securities (MBS), the other two large components of the Index, both lost over 2% (Source: Bloomberg).

The Fund’s outperformance relative to the Index was driven primarily by the sectors we consider to be our Interest Rate Defense (bonds with less interest rate sensitivity) and were led by Collateralized Loan Obligations (CLOs), HY bonds, and Asset-Backed Securities (ABS), which delivered meaningfully positive total returns. The Fund’s investments in these sectors along with its Non-Agency Residential Mortgage-Backed Securities (RMBS) and certain Commercial Mortgage-Backed Securities (CMBS) tend to be less sensitive to interest rate moves.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

However, outperformance from the above sectors was partially offset by spread widening and meaningfully negative returns in IG Corporate Bank Debt and certain CMBS (primarily those with ratings below AAA). With three prominent regional banks failing in the first half of 2023, volatility rose as investors worried about additional stress in the banking system and the potential impact that could have on the ability to finance commercial real estate. Also detracting from performance was the Fund’s investments in long-dated U.S. Treasuries. The 20-year part of the curve has been the Fund’s recent focus and while 20-year U.S. Treasuries performed solidly relative to other tenors they are still quite sensitive to interest rate moves.

The table below shows a general breakdown of the Fund’s portfolio at the beginning and end of the fiscal year.

PTIAX Allocations

Sector Allocation PTIAX	8/31/2022	8/31/2023
Cash	0.16%	1.13%
Asset Backed Securities	1.46%	10.16%
Non-Agency RMBS	10.83%	7.58%
CLOs	5.96%	6.06%
Agency CMBS	8.07%	7.89%
Non-Agency CMBS	18.18%	16.73%
HY Corporates	6.35%	4.13%
U.S. Treasuries	5.13%	9.77%
IG Corporates	15.80%	14.46%
Taxable Municipals	20.84%	18.63%
Tax-Exempt Municipals	7.14%	3.46%
Other	0.08%	0.00%

The Fund dramatically increased its exposure to ABS as the inverted treasury curve coupled with attractive spreads resulted in some of the highest all-in yields we have witnessed. As ABS became our preferred method of adding Interest Rate Defense, we largely reduced or maintained other defensive sectors such as RMBS, CMBS, and HY. While much of the reduction to RMBS resulted from ongoing amortization, we also sold securities with the majority of those sales targeting more credit sensitive, floating rate bonds. As a result of spread tightening, we believe future total return potential is less attractive for these RMBS moving forward.

Similarly, as spreads tightened, the allocations to Municipals and IG Corporates were trimmed largely by exiting securities pricing off of the relatively unattractive belly of the Treasury curve. These reductions were made in favor of long-dated U.S. Treasuries. When combining long-dated U.S. Treasuries with ABS pricing off the short end of the curve, the resulting “barbell” (combination of short-term and long-term bonds) produces attractive total return potential in our opinion.

Looking Forward
While yields are still elevated from a historical standpoint, credit spreads have retraced much of the widening experienced during the prior fiscal year. Investors are being compensated more to take interest rate risk than at any other time since the Great Financial Crisis, but credit spreads are somewhat below average from a historical perspective. As a result, the Fund has increased its interest rate risk during the year, but at the same time we have attempted to reduce credit risk. For example, the Fund currently carries approximately 5% less securities that carry below investment grade ratings versus the beginning of the year.

We do not attempt to predict interest rates or credit spreads. We have positioned the Fund’s portfolio so that it has what we believe to be a balance of high-quality Interest Rate Offense (bonds with more interest rate sensitivity) and higher yielding Interest Rate Defense. Within our Interest Rate Defense, we are attempting to prudently add higher yielding structured credit and corporate securities that are not exposed, in our opinion, to excessive credit risk or structural leverage.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find, consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute the Fund’s historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX) Annual
Management’s Discussion of Fund Performance: 9/1/2022 – 8/31/2023 (Unaudited)

Over the past fiscal year ended August 31, 2023, the Performance Trust Municipal Bond Fund – Institutional Class (“PTIMX” or the “Fund”) posted a return of 0.88% compared to 1.70% for the Bloomberg Municipal Bond Index (“Index”). PTIMX’s underperformance can generally be attributed to the Fund’s higher allocation to bonds that carry more call protection and price off a longer part of the yield curve making the Fund a little more responsive to movements in interest rates.

The table below shows the Municipal Market Data (MMD) AAA municipal benchmark yield curve at the beginning and end of the fiscal year which saw yields for 15 to 25-year maturities increase approximately 50 basis points, one hundredth of one percent (bps) (0.50%), while the 10-year point on the MMD AAA municipal benchmark curve increased only 34 bps. The yield difference between the 10-year and 15-year points on the curve increased from 34 bps as of August 31, 2022, to 49 bps as of August 31, 2023. The yield difference between the 10-year and 20-year points on the curve also increased from 55 bps to 72 bps from the beginning to the end of the fiscal year. While the increase in yields and steepening of the yield curve detracted from the Fund’s performance during the fiscal year, on a go forward basis, the 15-year part of the curve provides a long-term investor with additional income as well as the potential to roll-down a portion of the yield curve that is steeper than has been observed over the last several years. In contrast, the 5-year to 10-year part of the curve provides less income potential and is very flat.

MMD AAA Scale

Maturity	August 31, 2022	August 31, 2023	Change (bp)
1	2.21%	3.25%	+104
5	2.32%	2.88%	+56
7	2.40%	2.88%	+48
10	2.59%	2.93%	+34
15	2.93%	3.42%	+49
20	3.14%	3.65%	+51
25	3.25%	3.82%	+57
30	3.29%	3.88%	+59

Source: MMD AAA Scale as of August 31, 2022 and August 31, 2023

We do not predict the direction or magnitude of changes in interest rates. Our Shape Management® process evaluates total return outcomes across various interest rate scenarios, providing a consistent, systematic framework to guide our investment decisions.

At the beginning of the fiscal year, tax-exempt yields were already significantly higher than recent prior periods. Tax-exempt yields continued to increase at the start of the fiscal year and by the end of October 2022, approached levels that had not been seen in nearly a decade. The Fund actively used the opportunity brought about by the increase in interest rates during the fiscal year to shore up call protection, or the amount of time until bonds become callable by the issuer, and lock in the higher yields provided by the interest rate environment that transpired during the fiscal year.

In seeking to mitigate exposure to extension risk, we continued to move “up in coupon”, or the interest rate paid on a bond by its issuer. Nearly 43 percent of our new purchases during the fiscal year were in bonds with coupons greater than 5%. This moved the Fund’s total allocation to bonds with coupons greater than 5% to approximately 42 percent as of August 31, 2023, compared to 23 percent as of August 31, 2022. The migration of the Fund to coupons greater than 5% resulted in a reduction of bonds with 5% coupons to 33 percent of the Fund as of August 31, 2023, compared to 59 percent as of August 31, 2022.

Our Shape Management® discipline reveals a meaningful opportunity provided by the current yield curve environment. During the fiscal year, approximately 37% of our new purchases were in bonds with maturities ranging from 13 to 16 years. As of August 31, 2023, 32% of the Fund had maturities ranging from 13 to 16 years while bonds with maturities of inside of 10 years were less than 5%.

The Fund also had opportunities during the fiscal year to increase its allocation to tax-exempt, agency-backed (as well as non-agency), local, multi-family housing bonds. This sector provides a diverse set of cash flows and a unique risk/reward profile that is very complimentary to the other bond allocations in the Fund. As of August 31, 2023, these cash flow structures represented 8% of the Fund compared to 4% at the beginning of the fiscal year.

Almost all new purchases during the fiscal year were in tax-exempt, investment grade bonds therefore our exposure to taxable and below investment grade municipal bonds in the Fund is lower compared to a year ago. As of August 31, 2023, 4% of the holdings in PTIMX were taxable, as in subject to federal and/or state income tax, compared to 7% as of August 31, 2022, while the Fund’s exposure to below investment grade bonds decreased to 6% as of August 31, 2023, compared to 10% as of August 31, 2022.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

Looking Forward
Looking forward over a longer-term investment horizon (3-years), with Shape Management® guiding our investment decisions, we remain very selective on the bond structures (coupon and call protection), and yield curve positioning that provide the most uniquely attractive total return outcomes across various interest rate scenarios. With the level of tax-exempt yields near the upper-end of the range of the last several years and meaningful yield curve slope beyond 10-years, our additions are likely to remain relatively consistent with our activities during the past year.

Performance Trust Credit Fund (PTCRX) Annual
Management’s Discussion and Analysis: 9/1/2022 – 8/31/2023 (Unaudited)

Over the past fiscal year ended August 31, 2023, the Institutional Class of the Performance Trust Credit Fund (“PTCRX” or the “Fund”) posted a return of 3.12%, assuming all dividends were reinvested into the Fund. The Bloomberg U.S. Aggregate Bond Index (“Index”) returned -1.19% over the same time, and the Morningstar Multisector US Bond Category (“Category”) returned 2.63%.

The Fed raised the Federal Funds Target Rate 300 basis points (3.00%) over the past 12 months as they continued their aggressive campaign to bring inflation back down to two percent. The pace of hikes were front loaded with 200 basis points (2.00%) delivered in the final four months of 2022 and the remaining 100 basis points (1.00%) delivered gradually over the following eight months. Looking forward, the Fed anticipates an additional 25 basis point (0.25%) hike this year followed by 100 basis points (1.00%) of cuts in 2024. Yields across the curve rose and further inverted in response to the Fed’s tightening campaign with the 2-year and 10-year U.S. Treasuries rising 137 basis points (1.37%) and 91 basis points (0.91%) over the past fiscal year.

The graph below shows the U.S. Treasury yield curve at the beginning and end of the period:

Most credit markets tightened during the period with the expectation that the Fed is near the end of their tightening campaign and the prospects of a soft landing have increased. Investment grade (LUACOAS Index) and high yield (LF98OAS Index) corporate credit spreads tightened 22 basis points (0.22%) and 112 basis points (1.12%), respectively. However, credit markets were volatile during this time with high yield corporate spreads (LF98OAS Index) widening over 100 basis points (1.00%) in a matter of weeks on more than one occasion. The most recent instance was in March of this year when two large regional banks collapsed, and fear of contagion and an impending credit crunch took hold of the market. Markets remains wary of regional banks with spreads materially wider on the year and CMBS spreads, which were already under pressure, moved wider as regional banks are an important source of funding for the sector.

The Fund was able to outperform the Index due to its lower sensitivity to interest rates, higher carry, and larger exposure to more credit sensitive sectors which for the most part rallied. Within the Index specifically, only the IG Corporate exposure generated positive returns as carry and modest spread tightening were able to offset the move higher in interest

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

LETTER FROM THE INVESTMENT ADVISER

rates. Outperformance relative to the Category was likely due to the Category’s higher allocation to U.S. Treasuries and Agency MBS. These two sectors underperformed in this rising rate environment and Agency MBS likely extended as prepayment speeds decreased. In addition, spreads widened in Agency MBS as banks took a step back from buying.

We are pleased with the Fund’s outperformance relative to the Index and Category despite the Fund’s exposure to CMBS and IG Corporates (Banks) which both experienced material spread widening. Performance in those two sectors were negative to flat respectively. The best performers during the year were CLOs, HY Corporates, and IG Corporates (Ex-Banks). These sectors performed well as credit spreads tightened, offsetting the move higher in rates. In addition, CLOs continued to benefit from higher rates as coupons float and reset quarterly.

The table below shows a general breakdown of the Fund’s portfolio at the beginning and end of the fiscal year:

Sector Allocation PTCRX	8/31/2022	8/31/2023
Cash	1.93%	2.43%
Asset Backed Securities	7.42%	8.42%
Non-Agency RMBS	5.03%	3.56%
CLOs	14.15%	12.02%
Agency CMBS	5.43%	3.65%
Non-Agency CMBS	17.50%	16.68%
HY Corporates	15.83%	16.96%
U.S. Treasuries	5.45%	5.07%
IG Corporates	18.97%	26.39%
Taxable Municipals	3.61%	2.33%
Tax-Exempt Municipals	4.69%	2.49%

The Fund mostly increased its allocation to IG Corporates, while modestly adding to HY Corporates and Asset Backed Securities (ABS). The addition of bank credits drove the increased allocation within IG Corporates. As mentioned previously, this sector has seen significant spread widening and offers what we believe are attractive risk/reward opportunities. The focus here was not to add the widest or cheapest trading credits and gain exposure quickly, but rather to follow our conservative underwriting process and invest in the strongest credits with a focus on capital, liquidity, earnings, sensitivity, and asset quality. Once the strongest credits within the sector were identified, we remained patient and waited for the opportunity to add.

Looking Forward
We are excited about the opportunities in the markets today. U.S. Treasury rates are over 400 basis points (4.00%) across the curve, and while credit spreads have tightened, all-in yields still look attractive on a historical basis. Fears surrounding regional banks and commercial real estate have also created unique opportunities. There is no question that some banks and commercial real estate properties will struggle to cope with higher interest rates and an inverted yield curve. However, despite what the headlines suggest, most should perform and continue to service their debt.

While we believe IG Corporates (Banks) and non-agency CMBS offer the most compelling opportunities in today’s market, we will continue to use a balanced approach when making allocation decisions. The goal is to create a well-diversified bond portfolio that we believe can generate strong returns in multiple market environments.

Shape Management® continues to be a crucial tool for us and paired with our consistent bottom-up credit approach, will help guide us to make the right decisions as we navigate this volatile market. We will likely continue with a barbelled approach given the inverted interest rate curve. This will likely entail adding longer, higher quality bonds such as IG Corporates, municipals, and U.S. Treasuries to pair with our higher yielding credits within CMBS, IG Corporates (Banks), and HY Corporates. We remain focused on finding the most attractive risk/reward opportunities across various sectors and look to stay nimble in this continuously changing environment.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate investment trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options and swap positions held in a Fund may be illiquid and the Fund’s investment adviser may have difficulty closing out a position. Diversification does not assure a profit or protect against a loss in a declining market. Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic
Bond Fund – Institutional Class	1.13%	0.30%	-2.29%	0.86%	3.13%	4.20%
Bloomberg U.S. Aggregate Bond Index	0.95%	-1.19%	-4.41%	0.49%	1.48%	1.73%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2013 for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.75% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTAOX)

Performance Trust Strategic Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX			ANNUALIZED
	MONTHS	ONE	THREE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class A
(with sales charge)	-1.25%	-2.21%	-3.27%	0.00%
Performance Trust Strategic Bond Fund – Class A
(without sales charge)	1.00%	0.05%	-2.53%	0.49%
Bloomberg U.S. Aggregate Bond Index	0.95%	-1.19%	-4.41%	0.29%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class A shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 1.00% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTCOX)

Performance Trust Strategic Bond Fund – Class C (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX			ANNUALIZED
	MONTHS	ONE	THREE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	(JANUARY 2, 2019)
Performance Trust Strategic Bond Fund – Class C	0.69%	-0.65%	-3.25%	-0.26%
Bloomberg U.S. Aggregate Bond Index	0.95%	-1.19%	-4.41%	0.29%

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Bloomberg Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on January 2, 2019, the inception date for Class C shares of the Performance Trust Strategic Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class C shares is 1.75% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX, PTAOX, PTCOX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2023

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal
Bond Fund – Institutional Class	0.87%	0.88%	-2.14%	1.28%	3.20%	3.80%
Bloomberg Municipal Bond Index	1.04%	1.70%	-1.32%	1.52%	2.81%	2.92%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2013 for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Institutional Class shares is 0.48% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Class A (Unaudited)
Total Return vs. Bloomberg Municipal Bond Index

(1)	Reflects 2.25% initial sales load.

Average Annual Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX					ANNUALIZED
	MONTHS	ONE	THREE	FIVE	TEN	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	YEAR	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond
Fund – Class A (with sales charge)	-1.51%	-1.63%	-3.12%	0.57%	2.73%	2.10%
Performance Trust Municipal Bond
Fund – Class A (without sales charge)	0.74%	0.62%	-2.38%	1.03%	2.97%	2.32%
Bloomberg Municipal Bond Index	1.04%	1.70%	-1.32%	1.52%	2.81%	2.16%

The Bloomberg Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2013, the inception date for the Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The expense ratio for Class A shares is 0.73% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2023

* For additional details on allocation of portfolio assets by state, please see the Schedules of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

GROWTH OF PERFORMANCE TRUST CREDIT FUND (PTCRX)

Performance Trust Credit Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg U.S. Aggregate Bond Index

Returns—For the Periods Ended August 31, 2023 (Unaudited)

	SIX		ANNUALIZED
	MONTHS	ONE	SINCE INCEPTION
	(NOT ANNUALIZED)	YEAR	(DECEMBER 31, 2020)(1)
Performance Trust Credit Fund – Institutional Class	2.43%	3.12%	-1.16%
Bloomberg U.S. Aggregate Bond Index	0.95%	-1.19%	-5.16%

(1)	The Performance Trust Credit Fund (the “Fund”) commenced investment operations on January 4, 2021.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on December 31, 2020, the inception date for Institutional Class shares of the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAM.com.

The Fund’s investment adviser, PT Asset Management, LLC, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund. This agreement is effective at least through December 29, 2024.

The net expense ratio for Institutional Class shares is 0.99% per the prospectus dated December 29, 2022. Please see the Financial Highlights in this report for the most recent expense ratio.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND (PTCRX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2023

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

(This Page Intentionally Left Blank.)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Assets
Investments, at value (cost $6,446,253,437,
$641,666,298 and $92,030,216, respectively)	$5,719,463,443	$625,551,044	$88,077,090
Dividend and interest receivable	55,400,657	6,151,664	875,850
Receivable for investments sold	7,993,794	3,762,356	—
Receivable for fund shares sold	18,838,524	1,382,105	655,622
Other assets	89,541	39,194	7,045
Total Assets	5,801,785,959	636,886,363	89,615,607

Liabilities
Payable for investments purchased	10,543,753	12,911,867	—
Payable for fund shares redeemed	4,458,325	854,823	72,939
Payable to adviser	2,118,771	160,956	27,100
Payable to affiliates	591,433	73,463	19,311
Payable for distribution fees	32,608	7,450	—
Payable for shareholder servicing fees	17,050	—	—
Accrued expenses and other liabilities	518,972	32,545	26,355
Total Liabilities	18,280,912	14,041,104	145,705

Net Assets	5,783,505,047	622,845,259	89,469,902

Net Assets Consist Of:
Paid-in capital	$6,868,402,147	$723,911,848	$97,074,829
Total accumulated loss	(1,084,897,100)	(101,066,589)	(7,604,927)
Net Assets	$5,783,505,047	$622,845,259	$89,469,902

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
August 31, 2023

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Strategic Bond Fund, Municipal Bond Fund
and Credit Fund Shares – Institutional Class
Net assets	$5,712,347,490	$588,234,184	$89,469,902
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	297,773,529	26,673,976	10,563,268
Net asset value, redemption
and offering price per share	$19.18	$22.05	$8.47

Strategic Bond Fund and Municipal
Bond Fund Shares – Class A
Net assets	$29,145,157	$34,611,075
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,519,187	1,568,242
Net asset value, redemption
and offering price per share	$19.18	$22.07
Maximum offering price per share
(Net asset value per share divided by 0.9775)(1)	$19.63	$22.58

Strategic Bond Fund Shares – Class C
Net assets	$42,012,400
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,198,995
Net asset value, redemption
and offering price per share	$19.11

(1)	Reflects a maximum sales charge of 2.25%.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 10.04%

American Credit Acceptance
Receivables Trust
2023-1, 5.450%, 09/14/2026	$5,873,389	$5,850,109
2022-3, 4.550%, 10/13/2026	1,825,000	1,809,433
2022-4, 6.750%, 10/13/2026	1,500,000	1,503,492
2023-2, 5.610%, 06/14/2027	4,000,000	3,961,032
2021-2, 2.540%, 07/13/2027	5,000,000	4,713,309
2021-4, 1.320%, 02/14/2028	768,004	755,476
2022-2, 4.410%, 06/13/2028	10,000,000	9,836,223
2022-3, 4.860%, 10/13/2028	5,000,000	4,905,693
2022-4, 7.860%, 02/15/2029	4,030,000	4,085,086
2023-2, 5.960%, 08/13/2029	5,000,000	4,943,977
2023-3, 6.440%, 10/12/2029	6,500,000	6,505,810

Americredit Automobile
Receivables Trust
2023-1, 5.840%, 10/19/2026	9,750,873	9,749,076

CarMax Auto Owner Trust
2023-1, 5.230%, 01/15/2026	3,102,632	3,093,780
2023-2, 5.500%, 06/15/2026	16,000,000	15,960,594
2023-3, 5.720%, 11/16/2026	7,750,000	7,759,754

CNH Equipment Trust
2023-A, 5.340%, 09/15/2026	10,000,000	9,961,017

DT Auto Owner Trust
2020-2A, 4.730%, 03/16/2026	5,000,000	4,941,741

Exeter Automobile
Receivables Trust
2023-1A, 5.610%, 06/16/2025	5,623,205	5,618,607
2022-5A, 5.430%, 04/15/2026	5,000,000	4,989,704
2023-1A, 5.580%, 04/15/2026	7,110,000	7,084,996
2023-3A, 6.040%, 07/15/2026	6,000,000	5,995,856
2023-2A, 5.600%, 08/17/2026	10,488,000	10,446,758
2022-2A, 3.650%, 10/15/2026	20,000,000	19,772,438
2022-4A, 4.570%, 01/15/2027	4,335,000	4,295,125
2022-5A, 5.970%, 03/15/2027	5,000,000	4,976,779
2022-6A, 6.030%, 08/16/2027	10,000,000	9,982,940
2023-2A, 5.610%, 09/15/2027	5,623,000	5,573,368
2020-2A, 7.190%, 09/15/2027	10,000,000	10,094,890
2022-5A, 6.510%, 12/15/2027	5,060,000	5,050,218
2022-6A, 6.320%, 05/15/2028	5,000,000	4,988,735
2021-2A, 2.900%, 07/17/2028	1,500,000	1,394,980
2023-4A, 6.510%, 08/15/2028	5,000,000	5,023,219
2021-3A, 3.040%, 12/15/2028	5,000,000	4,503,252
2022-4A, 4.920%, 12/15/2028	4,000,000	3,923,938

First Investors Auto Owner Trust
2021-1A, 1.170%, 03/15/2027	1,795,000	1,718,082
2022-1A, 3.130%, 05/15/2028	5,000,000	4,697,231

Flagship Credit Auto Trust
2020-2, 5.750%, 04/15/2026	5,850,000	5,816,482
2023-1, 5.380%, 12/15/2026	4,529,254	4,507,611
2022-3, 4.550%, 04/15/2027	10,000,000	9,853,049
2023-2, 5.760%, 04/15/2027	11,047,000	11,001,451

Ford Credit Auto Owner Trust
2023-B, 5.570%, 06/15/2026	12,500,000	12,482,944

GLS Auto Receivables Issuer Trust
2019-4A, 4.090%, 08/17/2026	8,295,000	8,118,702
2022-2A, 4.700%, 09/15/2026	5,000,000	4,915,933
2022-3A, 4.920%, 01/15/2027	3,000,000	2,953,036
2023-2A, 5.700%, 01/15/2027	6,000,000	5,986,145
2020-3A, 4.310%, 07/15/2027	3,830,000	3,720,106
2021-4A, 1.940%, 10/15/2027	8,650,000	8,237,179
2023-2A, 5.520%, 11/15/2027	4,340,000	4,281,143
2021-2A, 2.870%, 05/15/2028	5,410,000	4,916,125
2021-4A, 4.430%, 10/16/2028	5,000,000	4,551,214
2023-1A, 6.380%, 12/15/2028	7,172,000	7,166,119
2023-3A, 6.010%, 05/15/2029	5,000,000	4,995,038

GM Financial Consumer
Automobile Receivables Trust
2023-2, 5.100%, 05/18/2026	8,000,000	7,960,706
2023-3, 5.740%, 09/16/2026	8,750,000	8,755,412

Honda Auto Receivables
Owner Trust
2022-2, 3.810%, 03/18/2025	2,619,250	2,601,836
2023-2, 5.410%, 04/15/2026	10,000,000	9,970,458

John Deere Owner Trust
2023-B, 5.590%, 06/15/2026	9,500,000	9,496,936

Santander Drive Auto
Receivables Trust
2023-1, 5.360%, 05/15/2026	6,638,049	6,626,154
2022-6, 4.490%, 11/16/2026	6,916,000	6,862,605
2022-4, 4.140%, 02/16/2027	7,807,000	7,732,784
2022-7, 5.750%, 04/15/2027	6,350,000	6,333,444
2023-2, 5.210%, 07/15/2027	10,020,000	9,940,855
2022-2, 3.440%, 09/15/2027	10,000,000	9,721,573
2023-3, 5.610%, 10/15/2027	6,000,000	5,986,252
2022-7, 5.950%, 01/17/2028	10,000,000	9,987,964
2020-1, 5.350%, 03/15/2028	1,000,000	994,842
2023-4, 5.730%, 04/17/2028	13,500,000	13,538,567
2022-5, 4.740%, 10/16/2028	7,500,000	7,310,680
2022-7, 6.690%, 03/17/2031	9,110,000	9,243,643

Toyota Auto Receivables
Owner Trust
2023-A, 5.050%, 01/15/2026	4,825,940	4,807,847
2023-C, 5.600%, 08/17/2026	9,000,000	8,987,952
2022-C, 3.760%, 04/15/2027	8,035,000	7,835,782

Westlake Automobile
Receivables Trust
2020-1A, 3.310%, 10/15/2025	10,000,000	9,862,707
2022-2A, 3.750%, 04/15/2026	4,850,000	4,777,831
2023-2A, 5.800%, 02/16/2027	10,000,000	10,000,411

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Westlake Automobile
Receivables Trust (Cont.)
2022-1A, 2.750%, 03/15/2027	$2,645,000	$2,581,008
2022-1A, 3.110%, 03/15/2027	5,000,000	4,822,613
2021-3A, 3.420%, 04/15/2027	1,830,000	1,696,789
2022-2A, 4.310%, 09/15/2027	8,825,000	8,653,150
2022-2A, 5.480%, 09/15/2027	5,000,000	4,900,679
2022-3A, 6.440%, 12/15/2027	5,000,000	4,996,334
2023-1A, 5.210%, 01/18/2028	11,000,000	10,916,819
2023-1A, 5.410%, 01/18/2028	3,750,000	3,710,608
2023-2A, 6.290%, 03/15/2028	8,760,000	8,742,221
2023-1A, 5.740%, 08/15/2028	3,000,000	2,962,118
2023-3A, 6.020%, 09/15/2028	6,000,000	5,995,005

World Omni Auto
Receivables Trust
2023-A, 5.180%, 07/15/2026	7,660,742	7,634,359
2023-B, 5.250%, 11/16/2026	10,000,000	9,954,085

TOTAL ASSET BACKED
SECURITIES (Cost $583,419,205)		580,872,024

COLLATERALIZED LOAN
OBLIGATIONS – 5.99%

Apidos CLO XII
2013-12A, 8.170% (TSFR3M +
2.862%), 04/15/2031 (a)	3,195,000	3,037,611
2013-12A, 10.970% (TSFR3M +
5.662%), 04/15/2031 (a)	6,150,000	5,325,211

Apidos CLO XV
2013-15A, 7.438% (TSFR3M +
2.112%), 04/20/2031 (a)	5,000,000	4,936,970
2013-15A, 11.288% (TSFR3M +
5.962%), 04/20/2031 (a)	3,843,000	3,510,565

Apidos CLO XX
2015-20A, 11.270% (TSFR3M +
5.962%), 07/16/2031 (a)	1,750,000	1,577,312

Apidos CLO XXIV
2016-24A, 11.388% (TSFR3M +
6.062%), 10/20/2030 (a)	2,550,000	2,319,855

Apidos CLO XXIX
2018-29A, 7.513% (TSFR3M +
2.162%), 07/25/2030 (a)	7,600,000	7,455,478
2018-29A, 8.363% (TSFR3M +
3.012%), 07/25/2030 (a)	6,250,000	6,044,069

Apidos CLO XXVIII
2017-28A, 6.738% (TSFR3M +
1.412%), 01/20/2031 (a)	2,000,000	1,964,674

Apidos CLO XXX
XXXA, 7.572% (TSFR3M +
2.262%), 10/18/2031 (a)	3,600,000	3,550,457

Apidos CLO XXXI
2019-31A, 12.170% (TSFR3M +
6.862%), 04/15/2031 (a)	4,400,000	4,202,752

Ares XLII CLO Ltd.
2017-42A, 9.057% (TSFR3M +
3.712%), 01/22/2028 (a)	5,000,000	5,015,040

Ares XLVI CLO Ltd.
2017-46A, 3.570%, 01/15/2030	3,600,000	3,267,857
2017-46A, 7.270% (TSFR3M +
1.962%), 01/15/2030 (a)	1,436,843	1,400,815

Ares XLVII CLO Ltd.
2018-47A, 8.270% (TSFR3M +
2.962%), 04/15/2030 (a)	1,915,000	1,761,574

Ares XXXIR CLO Ltd.
2014-31RA, 7.245% (TSFR3M +
1.862%), 05/24/2030 (a)	5,500,000	5,360,053

Ares XXXIX CLO Ltd.
2016-39A, 8.922% (TSFR3M +
3.612%), 04/18/2031 (a)	7,335,000	6,978,937

Ares XXXVIII CLO Ltd.
2015-38A, 8.088% (TSFR3M +
2.762%), 04/20/2030 (a)	7,450,000	6,852,599

BCRED MML CLO, LLC
2022-1A, 8.076% (TSFR3M +
2.750%), 04/20/2035 (a)	2,000,000	1,934,298

BlueMountain CLO Ltd.
2018-1A, 7.331% (TSFR3M +
1.962%), 07/30/2030 (a)	6,996,770	6,824,447
2014-2A, 7.338% (TSFR3M +
2.012%), 10/20/2030 (a)	5,500,000	5,398,046

Burnham Park CLO Ltd.
2016-1A, 7.738% (TSFR3M +
2.412%), 10/20/2029 (a)	5,250,000	5,208,052
2016-1A, 8.438% (TSFR3M +
3.112%), 10/20/2029 (a)	1,500,000	1,462,397

Buttermilk Park CLO Ltd.
2018-1A, 8.670% (TSFR3M +
3.362%), 10/15/2031 (a)	1,000,000	912,175

Catskill Park CLO Ltd.
2017-1A, 9.288% (TSFR3M +
3.962%), 04/20/2029 (a)	3,850,000	3,851,082
2017-1A, 11.588% (TSFR3M +
6.262%), 04/20/2029 (a)	1,250,000	1,143,650

Chenango Park CLO Ltd.
2018-1A, 8.570% (TSFR3M +
3.262%), 04/15/2030 (a)	1,000,000	890,907

CIFC Funding Ltd.
2017-3A, 7.388% (TSFR3M +
2.062%), 07/20/2030 (a)	2,100,000	2,082,387

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
CIFC Funding Ltd. (Cont.)
2018-1A, 7.322% (TSFR3M +
2.012%), 04/18/2031 (a)	$3,750,000	$3,703,609

Fillmore Park CLO Ltd.
2018-1A, 10.970% (TSFR3M +
5.662%), 07/15/2030 (a)	1,000,000	925,682

Gilbert Park CLO Ltd.
2017-1A, 8.520% (TSFR3M +
3.212%), 10/15/2030 (a)	8,475,000	8,162,272
2017-1A, 11.970% (TSFR3M +
6.662%), 10/15/2030 (a)	1,250,000	1,158,639

Goldentree Loan Management
US CLO 2 Ltd.
2017-2A, 10.288% (TSFR3M +
4.962%), 11/28/2030 (a)	6,561,000	6,166,415

Goldentree Loan Management
US CLO 4 Ltd.
2019-4A, 10.357% (TSFR3M +
5.012%), 04/24/2031 (a)	8,000,000	7,444,240

Goldentree Loan Management
US CLO 5 Ltd.
2019-5A, 8.738% (TSFR3M +
3.412%), 10/20/2032 (a)	2,500,000	2,426,035
2019-5A, 10.438% (TSFR3M +
5.112%), 10/20/2032 (a)	7,500,000	6,985,448

Goldentree Loan
Opportunities X Ltd.
2015-10A, 8.638% (TSFR3M +
3.312%), 07/20/2031 (a)	4,000,000	3,932,524

Goldentree Loan
Opportunities XI Ltd.
2015-11A, 7.972% (TSFR3M +
2.662%), 01/18/2031 (a)	2,250,000	2,196,732
2015-11A, 10.972% (TSFR3M +
5.662%), 01/18/2031 (a)	3,750,000	3,578,201

GoldenTree Loan Management
US CLO 1 Ltd.
2021-9A, 10.338% (TSFR3M +
5.012%), 01/20/2033 (a)	6,500,000	6,036,303

Golub Capital BDC 3 CLO 1, LLC
2021-1A, 8.370% (TSFR3M +
3.062%), 04/15/2033 (a)	7,000,000	6,834,324

Grippen Park CLO Ltd.
2017-1A, 8.888% (TSFR3M +
3.562%), 01/20/2030 (a)	7,550,000	7,509,955
2017-1A, 11.288% (TSFR3M +
5.962%), 01/20/2030 (a)	1,150,000	1,072,462

LCM 26 Ltd.
26A, 8.088% (TSFR3M +
2.762%), 01/20/2031 (a)	1,000,000	849,981

LCM 29 Ltd.
29A, 7.170% (TSFR3M +
1.862%), 04/15/2031 (a)	4,750,000	4,642,702

LCM 34 Ltd.
34A, 12.128% (TSFR3M +
6.802%), 10/20/2034 (a)	3,250,000	2,790,125

LCM 35 Ltd.
35A, 12.180% (TSFR3M +
6.872%), 10/15/2034 (a)	4,750,000	3,871,222

LCM 36 Ltd.
36A, 12.280% (TSFR3M +
6.972%), 01/15/2034 (a)	6,000,000	4,966,230

LCM Loan Income Fund I
Income Note Issuer Ltd.
27A, 7.520% (TSFR3M +
2.212%), 07/16/2031 (a)	2,700,000	2,574,982
27A, 8.520% (TSFR3M +
3.212%), 07/16/2031 (a)	4,000,000	3,444,552

LCM XIV LP
14A, 7.168% (TSFR3M +
1.842%), 07/20/2031 (a)	10,800,000	10,481,854
14A, 7.438% (TSFR3M +
2.112%), 07/20/2031 (a)	6,000,000	5,756,364
14A, 11.088% (TSFR3M +
5.762%), 07/20/2031 (a)	1,000,000	660,089

LCM XV LP
15A, 9.288% (TSFR3M +
3.962%), 07/20/2030 (a)	9,000,000	8,184,348

LCM XVI LP
16A, 7.320% (TSFR3M +
2.012%), 10/15/2031 (a)	4,000,000	3,924,992
16A, 7.720% (TSFR3M +
2.412%), 10/15/2031 (a)	5,100,000	4,958,797
16A, 11.950% (TSFR3M +
6.642%), 10/15/2031 (a)	1,600,000	1,283,795

LCM XVII LP
17A, 11.570% (TSFR3M +
6.262%), 10/15/2031 (a)	1,000,000	693,459

LCM XVIII LP
19A, 8.270% (TSFR3M +
2.962%), 07/15/2027 (a)	3,840,953	3,841,249
18A, 11.538% (TSFR3M +
6.212%), 04/20/2031 (a)	5,300,000	3,877,364

LCM XXII Ltd.
22A, 8.388% (TSFR3M +
3.062%), 10/20/2028 (a)	1,895,000	1,740,741

LCM XXV Ltd.
25A, 9.038% (TSFR3M +
3.712%), 07/20/2030 (a)	4,000,000	3,457,036

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Long Point Park CLO Ltd.
2017-1A, 7.970% (TSFR3M +
2.662%), 01/17/2030 (a)	$4,000,000	$3,602,708
2017-1A, 11.170% (TSFR3M +
5.862%), 01/17/2030 (a)	2,000,000	1,749,888

Magnetite VIII Ltd.
2014-8A, 6.550% (TSFR3M +
1.242%), 04/15/2031 (a)	2,287,428	2,280,806
2014-8A, 8.470% (TSFR3M +
3.162%), 04/15/2031 (a)	10,150,000	10,093,393

Magnetite XII Ltd.
2015-12A, 11.250% (TSFR3M +
5.942%), 10/15/2031 (a)	8,923,000	8,580,972

Magnetite XIV-R Ltd.
2018-14RA, 6.692% (TSFR3M +
1.382%), 10/18/2031 (a)	5,300,000	5,291,859
2015-14RA, 8.422% (TSFR3M +
3.112%), 10/18/2031 (a)	1,500,000	1,472,535

Magnetite XV Ltd.
2015-15A, 8.363% (TSFR3M +
3.012%), 07/25/2031 (a)	2,000,000	1,976,730
2015-15A, 10.813% (TSFR3M +
5.462%), 07/25/2031 (a)	4,000,000	3,816,024

Magnetite XVIII Ltd.
2016-18A, 8.326% (TSFR3M +
2.962%), 11/15/2028 (a)	10,315,000	10,334,289

Magnetite XXIII Ltd.
2019-23A, 11.913% (TSFR3M +
6.562%), 01/25/2035 (a)	2,750,000	2,661,860

Magnetite XXVII Ltd.
2020-27A, 11.588% (TSFR3M +
6.262%), 10/20/2034 (a)	5,250,000	5,044,631

Magnetite XXVIII Ltd.
2020-28A, 11.738% (TSFR3M +
6.412%), 01/20/2035 (a)	2,250,000	2,194,229

Magnetite XXX Ltd.
2021-30A, 11.813% (TSFR3M +
6.462%), 10/25/2034 (a)	4,100,000	3,930,051

Magnetite XXXIV Ltd.
2023-34A, 10.355% (TSFR3M +
5.200%), 04/20/2036 (a)	2,950,000	3,002,020

Mountain View CLO XV Ltd.
2019-2A, 7.470% (TSFR3M +
2.162%), 01/15/2033 (a)	3,000,000	2,982,510

Neuberger Berman Loan
Advisers CLO 33 Ltd.
2019-33A, 8.470% (TSFR3M +
3.162%), 10/16/2033 (a)	2,000,000	1,907,970

Neuberger Berman Loan
Advisers CLO 35 Ltd.
2019-35A, 9.282% (TSFR3M +
3.962%), 01/19/2033 (a)	7,971,955	7,772,226

Niagara Park CLO Ltd.
2019-1A, 11.520% (TSFR3M +
6.212%), 07/17/2032 (a)	2,000,000	1,868,458

Octagon Investment
Partners 26 Ltd.
2016-1A, 7.370% (TSFR3M +
2.062%), 07/15/2030 (a)	6,220,000	5,934,091

Webster Park CLO Ltd.
2015-1A, 7.388% (TSFR3M +
2.062%), 07/20/2030 (a)	10,300,000	10,037,741
2015-1A, 8.488% (TSFR3M +
3.162%), 07/20/2030 (a)	4,800,000	4,593,365

Whetstone Park CLO Ltd.
2021-1A, 2.791%, 01/20/2035	1,400,000	1,157,923

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $357,007,062)		346,688,272

CORPORATE BONDS – 18.38%

Aerospace & Defense – 0.17%

Howmet Aerospace, Inc.
3.000%, 01/15/2029	11,337,000	9,787,517

Automobile Components – 0.08%

Dana, Inc.
4.250%, 09/01/2030	1,500,000	1,234,754
4.500%, 02/15/2032	4,208,000	3,380,707

Banks – 5.57%

Atlantic Union Bankshares Corp.
2.875% to 12/15/2026
then TSFR3M + 1.860%,
12/15/2031 (a)	8,000,000	6,127,825

Australia & New Zealand
Banking Group Ltd.
6.742%, 12/08/2032	7,000,000	7,239,162

Bank of America Corp.
2.651% to 03/11/31 then SOFR +
1.220%, 03/11/2032 (a)	10,000,000	8,181,544

Bank of Montreal
3.088% (5 Year CMT Rate +
1.400%), 01/10/2037 (a)	15,000,000	11,587,035

Bank of Nova Scotia
4.850%, 02/01/2030	5,000,000	4,844,529

Bank of NT Butterfield & Son Ltd.
5.250% to 06/15/2025
then TSFR3M + 5.060%,
06/15/2030 (a)	5,000,000	4,319,698

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Bank OZK
2.750% to 10/01/2026
then TSFR3M + 2.090%,
10/01/2031 (a)	$13,175,000	$10,226,507

Banner Corp.
5.000% to 06/30/2025
then TSFR3M + 4.890%,
06/30/2030 (a)	8,000,000	7,270,965

Barclays PLC
6.125% (5 Year CMT Rate +
5.867%), 02/15/2050 (a)(b)	15,050,000	13,374,935

Central Pacific Financial Corp.
4.750% to 11/01/2025
then TSFR3M + 4.560%,
11/01/2030 (a)	5,000,000	4,358,604

CNB Financial Corp.
3.250% to 6/15/2026
then TSFR3M + 2.580%,
06/15/2031 (a)	2,000,000	1,541,396

Deutsche Bank AG
7.079% to 11/10/2032
then SOFR + 3.650%,
02/10/2034 (a)	3,000,000	2,854,541

First Busey Corp.
5.250% to 06/01/2025
then TSFR3M + 5.110%,
06/01/2030 (a)	4,500,000	4,029,783
5.000% to 06/15/27
then TSFR3M + 2.520%,
06/15/2032 (a)	2,000,000	1,613,807

First Financial Bancorp.
5.250% to 05/15/2025
then TSFR3M + 5.090%,
05/15/2030 (a)	10,500,000	9,641,531

First Foundation, Inc.
3.500% to 02/01/2027
then SOFR + 2.040%,
02/01/2032 (a)	8,370,000	5,396,239

First Interstate BancSystem, Inc.
5.250% to 05/15/2025
then TSFR3M + 5.180%,
05/15/2030 (a)	5,000,000	4,500,131

First Mid Bancshares, Inc.
3.950% to 10/15/2025
then TSFR3M + 3.830%,
10/15/2030 (a)	5,300,000	4,628,617

First Midwest Bancorp, Inc.
5.875%, 09/29/2026	7,515,000	7,385,161

Firstbank
4.500% to 09/01/2030
then SOFR + 4.390%,
09/01/2030 (a)	8,000,000	7,087,314

First-Citizens Bank & Trust Co.
6.125%, 03/09/2028	1,792,000	1,801,023

Flushing Financial Corp.
3.125% to 12/01/2026
then TSFR3M + 2.035%,
12/01/2031 (a)	5,000,000	4,050,016

Great Southern Bank
5.500% to 06/15/2025
then TSFR3M + 5.325%,
06/15/2030 (a)	4,750,000	4,482,209

Heartland Financial USA, Inc.
2.750% to 09/15/2026
then TSFR3M + 2.100%,
09/15/2031 (a)	6,000,000	4,681,614

Hilltop Holdings, Inc.
6.125% to 05/15/2030
then TSFR3M + 5.800%,
05/15/2035 (a)	11,750,000	9,483,647

Home BancShares, Inc.
3.125% to 01/30/2027
then TSFR3M + 1.820%,
01/30/2032 (a)	8,000,000	6,620,888

Huntington National Bank
5.500% to 05/06/2030
then TSFR3M + 5.090%,
05/06/2030 (a)	$9,250,000	$8,775,098

Independent Bank Group, Inc.
4.000% to 09/15/2025
then TSFR3M + 3.885%,
09/15/2030 (a)	4,000,000	3,499,129

JPMorgan Chase & Co.
2.963% to 01/25/2032
then SOFR + 1.260%,
01/25/2033 (a)	10,000,000	8,318,896

Mercantile Bank Corp.
3.250% to 01/30/2027
then SOFR + 2.120%,
01/30/2032 (a)	7,000,000	5,613,624

National Australia Bank Ltd.
3.347% (5 Year CMT Rate +
1.700%), 01/12/2037 (a)	9,500,000	7,441,547

NBT Bancorp, Inc.
5.000% to 07/01/2025
then TSFR3M + 4.850%,
07/01/2030 (a)	7,500,000	6,798,611

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
NexBank Capital, Inc.
4.000% to 08/15/2026
then TSFR3M + 3.390%,
08/15/2031 (a)	$6,500,000	$5,278,244

Pacific Premier Bancorp, Inc.
4.875% to 05/15/2024
then TSFR3M + 2.500%,
05/15/2029 (a)	3,500,000	3,045,867
5.375% to 06/15/2025
then TSFR3M + 5.170%,
06/15/2030 (a)	6,410,000	5,898,455

Park National Corp.
4.500% to 09/01/2025
then TSFR3M + 4.390%,
09/01/2030 (a)	15,600,000	13,820,263

Peapack-Gladstone
Financial Corp.
3.500% to 12/30/2025
then TSFR3M + 3.260%,
12/30/2030 (a)	6,000,000	4,949,717

RBB Bancorp.
4.000% to 04/01/2026
then TSFR3M + 3.290%,
04/01/2031 (a)	5,450,000	4,734,113

Renasant Corp.
3.000% to 12/01/2026
then TSFR3M + 1.910%,
12/01/2031 (a)	7,000,000	5,854,936
4.500% to 09/15/2030
then TSFR3M + 4.025%,
09/15/2035 (a)	9,000,000	6,193,231

Sandy Spring Bancorp, Inc.
4.250% to 11/15/2024
then TSFR3M + 2.882%,
11/15/2029 (a)	5,500,000	4,920,287

Santander Holdings USA, Inc.
6.499% to 02/29/2029
then SOFR + 2.356%,
03/09/2029 (a)	5,000,000	4,974,343

Southside Bancshares, Inc.
3.875% to 11/15/2025
then TSFR3M + 3.660%,
11/15/2030 (a)	8,000,000	6,980,974

Summit Financial Group, Inc.
3.250% to 12/01/2026
then TSFR3M + 2.300%,
12/01/2031(a)	4,000,000	2,948,048

Synovus Financial Corp.
5.900% (5 Year Swap Rate USD +
3.379%), 02/07/2029 (a)	4,000,000	3,750,631

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT Rate +
3.150%), 05/06/2031 (a)	10,942,000	9,075,504

Texas Capital Bank, NA
5.250%, 01/31/2026	5,000,000	4,706,758

Towne Bank
3.125% to 02/15/2027
then TSFR3M + 1.680%,
02/15/2032 (a)	4,000,000	3,390,500

Trustmark Corp.
3.625% to 12/01/2025
then TSFR3M + 3.387%,
12/01/2030 (a)	6,500,000	5,575,620

Webster Financial Corp.
4.100%, 03/25/2029	10,470,000	9,144,136

Western Alliance Bancorp.
3.000% to 06/15/2026
then TSFR3M + 2.250%,
06/15/2031 (a)	5,900,000	4,680,883

Western Alliance Bank
5.250% to 06/01/2025
then TSFR3M + 5.120%,
06/01/2030 (a)	7,500,000	6,862,500

WSFS Financial Corp.
7.602% to 10/20/23 then SOFR +
4.250%, 12/15/2027 (a)	3,500,000	3,371,497
2.750% to 12/15/2025 then SOFR
+ 2.485%, 12/15/2030 (a)	5,470,000	4,119,109

Building Products – 0.26%

Masonite International Corp.
3.500%, 02/15/2030	9,093,000	7,623,480

TopBuild Corp.
3.625%, 03/15/2029	7,065,000	6,087,134
4.125%, 02/15/2032	1,565,000	1,304,271

Capital Markets – 0.76%

Ares Capital Corp.
7.000%, 01/15/2027	3,000,000	3,008,459
3.200%, 11/15/2031	15,473,000	12,044,910

Blackstone Holdings
Finance Co., LLC
1.625%, 08/05/2028	15,000,000	12,609,576

Brookfield Corp.
7.375%, 03/01/2033	3,000,000	3,255,614

MSCI, Inc.
3.625%, 11/01/2031	15,200,000	12,905,022

Chemicals – 0.18%

Axalta Coating Systems, LLC
3.375%, 02/15/2029	2,194,000	1,862,773

Eastman Chemical Co.
5.750%, 03/08/2033	3,000,000	2,963,353

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Scotts Miracle-Gro Co.
4.375%, 02/01/2032	6,828,000	5,412,556

Commercial Services &
Supplies – 0.09%

Central Storage Safety
Project Trust
4.823%, 02/01/2038	5,969,600	5,072,084

Consumer Finance – 0.63%

Ally Financial, Inc.
6.700%, 02/14/2033	10,000,000	9,065,668

Ford Motor Credit Co., LLC
7.350%, 03/06/2030	8,750,000	8,914,990
7.200%, 06/10/2030	3,000,000	3,048,360

OneMain Finance Corp.
3.500%, 01/15/2027	5,000,000	4,355,750
5.375%, 11/15/2029	12,603,000	10,916,719

Containers & Packaging – 0.45%

Amcor Finance USA, Inc.
5.625%, 05/26/2033	5,000,000	4,968,562

AptarGroup, Inc.
3.600%, 03/15/2032	10,000,000	8,505,782

Graphic Packaging
International, LLC
3.750%, 02/01/2030	14,680,000	12,526,965

Distributors – 0.10%

LKQ Corp.
6.250%, 06/15/2033	6,000,000	5,962,387

Diversified Consumer
Services – 1.04%

Case Western Reserve University
5.405%, 06/01/2122	7,322,000	6,929,008

Massachusetts Institute
of Technology
5.600%, 07/01/2111	680,000	730,518
4.678%, 07/01/2114	1,935,000	1,745,744
3.885%, 07/01/2116	3,233,000	2,420,089

Nature Conservancy
1.711%, 07/01/2031	1,250,000	922,951
1.811%, 07/01/2032	1,150,000	827,481
1.861%, 07/01/2033	532,000	372,216

Prime Security
Services Borrower, LLC
5.750%, 04/15/2026	3,500,000	3,437,881

Service Corp. International
3.375%, 08/15/2030	12,676,000	10,524,839
4.000%, 05/15/2031	8,375,000	7,108,281

Trustees of the University
of Pennsylvania
3.610%, 02/15/2119	1,574,000	1,097,479

United Jewish Appeal-Federation
of Jewish Philanthropies
of New York, Inc.
2.145%, 02/01/2031	4,565,000	3,704,377

University of Southern California
3.226%, 10/01/2120	3,935,000	2,305,588

Washington University
4.349%, 04/15/2122	16,092,000	13,075,885

YMCA of Greater New York
2.303%, 08/01/2026	5,730,000	5,174,985

Diversified Telecommunication
Services – 0.15%

AT&T, Inc.
5.400%, 02/15/2034	5,000,000	4,862,690

Verizon Communications, Inc.
4.500%, 08/10/2033	4,180,000	3,865,909

Electric Utilities – 0.60%

Brazos Securitization, LLC
5.413%, 09/01/2050	9,500,000	9,426,774

CoServ Securitization, LLC
2022, 5.321%, 02/15/2048	19,000,000	18,467,721

Oglethorpe Power Corp.
6.191%, 01/01/2031	6,445,000	6,581,863

Electrical Equipment – 0.29%

Regal Rexnord Corp.
6.300%, 02/15/2030	4,676,000	4,659,408
6.400%, 04/15/2033	2,000,000	1,983,924

Sensata Technologies, Inc.
4.000%, 04/15/2029	2,000,000	1,758,208
4.375%, 02/15/2030	5,446,000	4,821,968
3.750%, 02/15/2031	3,955,000	3,317,766

Electronic Equipment,
Instruments & Components – 0.55%

CDW Finance Corp.
3.276%, 12/01/2028	4,954,000	4,353,550
3.250%, 02/15/2029	17,218,000	14,974,495

Corning, Inc.
5.750%, 08/15/2040	12,757,000	12,627,103

Financial Services – 0.32%

American AGcredit FLCA
3.375% to 06/15/2031
then SOFR + 2.120%,
06/15/2036 (a)	10,000,000	6,389,943

Compeer Financial FLCA
2.750% to 06/01/2026
then SOFR + 2.030%,
06/01/2031 (a)	5,000,000	4,092,142
3.375% to 06/01/2031
then SOFR + 1.965%,
06/01/2036 (a)	4,750,000	3,179,651

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Enterprise Community
Loan Fund, Inc.
3.685%, 11/01/2023	$4,810,000	$4,790,300

Ground Transportation – 0.35%
ERAC USA Finance, LLC
7.000%, 10/15/2037	18,000,000	20,284,546

Healthcare Providers
& Services – 1.38%

Baptist Health South Florida, Inc.
4.342%, 11/15/2041	14,760,000	12,069,590

Centene Corp.
2.450%, 07/15/2028	16,390,000	14,049,135
3.000%, 10/15/2030	7,715,000	6,460,541

Cleveland Clinic Foundation
4.858%, 01/01/2114	1,460,000	1,282,240

CommonSpirit Health
2.782%, 10/01/2030	10,000,000	8,416,503
3.817%, 10/01/2049	1,800,000	1,352,200

Hackensack Meridian Health, Inc.
2.675%, 09/01/2041	14,920,000	10,168,848

HumanGood California
Obligated Group
3.000%, 10/01/2028	2,850,000	2,691,596

Northwell Healthcare, Inc.
3.391%, 11/01/2027	4,652,000	4,249,489

Orlando Health Obligated Group
2.891%, 10/01/2035	1,000,000	810,497

Penn State Health
3.806%, 11/01/2049	5,920,000	4,299,003

Piedmont Healthcare, Inc.
2.719%, 01/01/2042	7,430,000	4,956,915

Sutter Health
3.161%, 08/15/2040	2,766,000	2,040,172

Toledo Hospital
6.015%, 11/15/2048	6,980,000	6,869,674

Hotels, Restaurants
& Leisure – 0.16%

Papa John’s International, Inc.
3.875%, 09/15/2029	4,374,000	3,683,106

Station Casinos, LLC
4.625%, 12/01/2031	6,919,000	5,710,043

Household Durables – 0.52%

Ashton Woods USA, LLC
6.625%, 01/15/2028	3,620,000	3,463,514
4.625%, 04/01/2030	5,746,000	4,954,603

KB Home
4.800%, 11/15/2029	1,882,000	1,700,359
7.250%, 07/15/2030	1,000,000	1,003,789

M/I Homes, Inc.
3.950%, 02/15/2030	7,916,000	6,774,592

Meritage Homes Corp.
3.875%, 04/15/2029	6,950,000	6,072,250

Tempur Sealy International, Inc.
3.875%, 10/15/2031	7,541,000	6,068,105

Machinery – 0.20%

Allison Transmission, Inc.
3.750%, 01/30/2031	13,782,000	11,525,756

Media – 0.54%

CCO Holdings Capital Corp.
4.750%, 02/01/2032	9,912,000	8,211,249
4.250%, 01/15/2034	12,500,000	9,583,951

Charter Communications
Operating, LLC
3.500%, 03/01/2042	1,500,000	982,036

Sirius XM Radio, Inc.
3.875%, 09/01/2031	15,874,000	12,369,469

Mortgage Real Estate
Investment Trusts (REITs) – 0.14%

Arbor Realty SR, Inc.
5.000%, 12/30/2028	5,000,000	4,081,806

Arbor Realty Trust, Inc.
4.500%, 03/15/2027	5,000,000	4,297,984

Pharmaceuticals – 0.79%

Bristol-Myers Squibb Co.
4.125%, 06/15/2039	19,081,000	16,875,613

Johnson & Johnson
5.850%, 07/15/2038	8,180,000	8,963,151

Pfizer Investment
Enterprises Pte Ltd.
5.110%, 05/19/2043	5,000,000	4,883,026

Wyeth, LLC
5.950%, 04/01/2037	13,738,000	14,742,654

Professional Services – 0.41%
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028	1,220,000	1,108,889
4.000%, 07/01/2029	12,530,000	11,256,616
5.950%, 08/04/2033	3,000,000	3,039,780

Leidos, Inc.
4.375%, 05/15/2030	6,310,000	5,824,461
2.300%, 02/15/2031	2,840,000	2,252,470

Real Estate Management
& Development – 0.17%

CBRE Services, Inc.
5.950%, 08/15/2034	5,000,000	4,954,822

Wildflower Improvement
Association
6.625%, 03/01/2031	5,059,095	4,799,645

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Retail REITs – 0.30%

American Finance Trust, Inc.
4.500%, 09/30/2028	$10,000,000	$7,597,584

Simon Property Group LP
6.750%, 02/01/2040	9,353,000	10,059,712

Software – 0.43%

Open Text Corp.
3.875%, 12/01/2029	6,680,000	5,672,787

Oracle Corp.
3.850%, 07/15/2036	10,200,000	8,464,824
6.500%, 04/15/2038	10,000,000	10,563,315

Specialty Retail – 1.10%

Asbury Automotive Group, Inc.
5.000%, 02/15/2032	6,600,000	5,667,516

AutoNation, Inc.
3.850%, 03/01/2032	16,775,000	14,217,013

Group 1 Automotive, Inc.
4.000%, 08/15/2028	17,214,000	15,301,318

Home Depot, Inc.
5.400%, 09/15/2040	7,709,000	7,751,169
4.875%, 02/15/2044	2,113,000	1,997,310

Ken Garff Automotive, LLC
4.875%, 09/15/2028	3,000,000	2,612,896

Lithia Motors, Inc.
3.875%, 06/01/2029	3,120,000	2,681,746
4.375%, 01/15/2031	7,000,000	5,961,913

Penske Automotive Group, Inc.
3.750%, 06/15/2029	8,950,000	7,679,474

Technology Hardware,
Storage & Peripherals – 0.29%

Dell International, LLC
8.100%, 07/15/2036	14,660,000	16,906,538

Trading Companies
& Distributors – 0.30%

Ashtead Capital, Inc.
4.250%, 11/01/2029	$5,000,000	$4,490,925
5.500%, 08/11/2032	8,000,000	7,633,743

United Rentals
North America, Inc.
3.750%, 01/15/2032	6,300,000	5,303,469

Wireless Telecommunication
Services – 0.06%

T-Mobile USA, Inc.
2.625%, 02/15/2029	4,270,000	3,699,970
TOTAL CORPORATE BONDS
(Cost $1,194,919,471)		1,062,847,282

NON-AGENCY RESIDENTIAL MORTGAGE
BACKED SECURITIES – 7.50%

Adjustable Rate Mortgage Trust
2005-3, 3.910%, 07/25/2035 (c)	275,433	263,912
2005-10, 5.002%, 01/25/2036 (c)	4,888,635	3,801,331
2006-2, 4.185%, 05/25/2036 (c)	807,821	699,603

Alternative Loan Trust
2004-28CB, 5.000%, 01/25/2020	127,195	89,764
2006-J3, 5.750%, 05/25/2026	366,170	345,125
2004-13CB, 6.000%, 07/25/2034	6,795,194	6,707,243
2004-24CB, 6.000%, 11/25/2034	1,310,499	1,284,627
2004-27CB, 6.000%, 12/25/2034	939,015	833,477
2004-28CB, 6.000%, 01/25/2035	279,889	254,631
2005-6CB, 5.750%, 04/25/2035	1,770,903	1,528,507
2005-6CB, 7.500%, 04/25/2035	207,656	192,250
2005-13CB, 5.500% (TSFR1M +
0.614%), 05/25/2035 (a)	882,431	724,240
2005-9CB, 5.500% (TSFR1M +
0.614%), 05/25/2035 (a)	1,837,118	1,593,437
2005-9CB, 6.000%, 05/25/2035	6,891,738	3,543,601
2005-21CB, 5.250%, 06/25/2035	2,525,009	1,930,179
2005-21CB, 6.000%, 06/25/2035	1,523,791	1,205,152
2005-J6, 5.500% (TSFR1M +
0.614%), 07/25/2035 (a)	2,643,811	2,074,704
2005-43, 5.056%, 09/25/2035 (c)	107,924	90,907
2005-63, 3.809%, 11/25/2035 (c)	765,016	672,746
2005-54CB, 5.500%, 11/25/2035	528,286	298,231
2005-J13, 5.500%, 11/25/2035	412,113	287,896
2005-65CB, 0.000%, 12/25/2035 (e)	693,697	284,338
2005-65CB, 5.500%, 01/25/2036	99,340	67,449
2005-75CB, 5.500%, 01/25/2036	1,260,650	872,924
2005-73CB, 5.750%, 01/25/2036	331,705	180,252
2005-86CB, 5.500%, 02/25/2036	127,969	76,026
2005-86CB, 5.500%, 02/25/2036	923,461	548,626
2005-80CB, 6.000%, 02/25/2036	4,189,677	3,906,388
2006-6CB, 5.500%, 05/25/2036	92,849	76,343
2006-12CB, 5.750% (TSFR1M +
5.750%), 05/25/2036 (a)	548,429	285,647
2006-14CB, 6.000%, 06/25/2036	2,327,404	1,273,963
2006-16CB, 6.000%, 06/25/2036	839,022	462,838
2006-16CB, 6.000%, 06/25/2036	966,575	533,224
2006-16CB, 6.000%, 06/25/2036	368,766	203,434
2006-24CB, 5.750%, 08/25/2036	2,412,547	1,319,584
2006-24CB, 5.750%, 08/25/2036	3,889,082	2,127,201
2006-23CB, 6.000%, 08/25/2036	588,138	531,221
2006-23CB, 6.500%, 08/25/2036	5,686,289	1,887,893
2006-J6, 6.000%, 09/25/2036	2,671,469	1,376,590
2006-J6, 6.000%, 09/25/2036	1,983,230	1,021,945
2006-26CB, 6.250%, 09/25/2036	5,461,659	2,904,557
2006-31CB, 5.750%, 11/25/2036	1,899,060	1,099,904
2006-31CB, 6.000%, 11/25/2036	210,518	125,933
2006-30T1, 6.500%, 11/25/2036	8,388,155	2,765,410

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Alternative Loan Trust (Cont.)
2006-39CB, 6.000%, 01/25/2037	$2,320,475	$1,864,388
2006-41CB, 6.000%, 01/25/2037	516,390	286,590
2007-2CB, 5.750%, 03/25/2037	5,623,501	3,005,948
2007-4CB, 5.750%, 04/25/2037	1,078,657	899,149
2007-4CB, 5.750%, 04/25/2037	1,433,999	1,195,356
2007-8CB, 5.500%, 05/25/2037	5,692,374	3,121,950
2007-8CB, 6.000%, 05/25/2037	769,143	444,728
2007-J2, 6.000%, 07/25/2037	2,756,845	2,522,432
2008-2R, 6.000%, 08/25/2037 (c)	6,996,812	3,535,804
2007-23CB, 6.000%, 09/25/2037	4,265,301	2,215,300
2007-13, 6.000%, 06/25/2047	2,430,055	1,292,253

American Home
Mortgage Investment Trust
2006-2, 6.750%, 06/25/2036 (f)	2,747,648	454,028

Banc of America
Alternative Loan Trust
2005-11, 5.750%, 12/25/2035	682,219	581,770
2005-11, 5.750%, 12/25/2035	111,219	94,843
2006-2, 6.500%, 03/25/2036	2,769,167	2,221,984
2006-9, 5.829% (TSFR1M +
0.514%), 01/25/2037 (a)	848,461	654,396
2006-9, 6.000%, 01/25/2037	175,502	150,038
2006-4, 6.000%, 05/25/2046	838,882	718,286
2006-4, 6.500%, 05/25/2046	521,364	458,325
2006-4, 6.500%, 05/25/2046	2,306,784	1,975,899
2006-5, 6.000%, 06/25/2046	258,478	225,146
2006-6, 6.000%, 07/25/2046	1,007,109	841,647

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	160,191	151,622
2004-1, 6.000%, 02/25/2034	504,380	503,369
2004-1, 6.000%, 03/25/2034	2,996,683	3,004,900
2004-B, 3.915%, 11/20/2034 (c)	1,507,573	1,408,951
2007-4, 5.500%, 11/25/2034	191,509	161,999
2005-3, 5.500%, 06/25/2035	63,402	56,123
2014-R3, 4.796%, 06/26/2035 (c)	1,450,323	1,421,490
2014-R3, 5.017%, 06/26/2035 (c)	2,717,794	2,560,648
2005-4, 5.500%, 08/25/2035	32,520	31,557
2005-5, 5.500%, 09/25/2035	153,296	147,703
2005-5, 5.500%, 09/25/2035	1,418,425	1,358,918
2005-7, 5.500%, 11/25/2035	2,823,638	2,539,830
2005-7, 5.750%, 11/25/2035	3,571	3,493
2005-7, 6.000%, 11/25/2035	17,764	17,211
2005-8, 5.750%, 01/25/2036	1,884,283	1,655,372
2006-F, 4.990%, 07/20/2036 (c)	6,302,124	5,454,246
2006-5, 5.750%, 09/25/2036	252,525	220,645
2006-7, 6.000%, 09/25/2036	426,937	359,147
2006-I, 4.447%, 12/20/2036 (c)	2,137,229	2,019,157
2006-I, 4.447%, 12/20/2036 (c)	371,761	344,390
2006-I, 4.806%, 12/20/2036 (c)	523,828	505,994
2007-1, 6.689%, 01/25/2037 (f)	675,822	593,627
2007-2, 5.489% (TSFR1M +
0.174%), 03/25/2037 (a)	343,578	299,623
2007-3, 6.289% (TSFR1M +
0.974%), 04/25/2037 (a)	856,793	719,529
2007-5, 5.500%, 07/25/2037	1,284,870	1,002,150
2007-6, 5.989% (TSFR1M +
0.674%), 07/25/2037 (a)	3,915,314	3,590,598
2007-6, 6.009% (TSFR1M +
0.694%), 07/25/2037 (a)	948,625	870,868
2010-R3, 6.000%, 09/26/2037 (c)	6,252,637	5,933,134
2006-J, 4.418%, 01/20/2047 (c)	113,272	104,952

Banc of America Mortgage Trust
2005-A, 3.869%, 02/25/2035 (c)	1,049,264	1,004,955
2005-F, 5.237%, 07/25/2035 (c)	662,138	606,586
2007-1, 6.000%, 03/25/2037	1,512,763	1,214,695
2006-B, 3.378%, 10/20/2046 (c)	364,154	303,408

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037	298,227	167,342

Bear Stearns ALT-A Trust
2006-6, 4.026%, 11/25/2036 (c)	801,106	379,162

Bear Stearns ARM Trust
2004-12, 2.850%, 02/25/2035 (c)	45,216	42,555

Bear Stearns Asset
Backed Securities I Trust
2005-AC5, 5.500% (TSFR1M +
1.114%), 08/25/2035 (a)	424,605	264,754
2006-AC4, 5.679% (TSFR1M +
0.364%), 07/25/2036 (a)	2,895,899	2,131,389
2006-AC4, 12.724% (-4.33x
TSFR1M + 35.754%),
07/25/2036 (a)(g)	669,383	767,892

Chase Funding Trust
2004-1, 6.179% (TSFR1M +
0.864%), 09/25/2033 (a)	1,364	1,347

Chase Mortgage Finance Trust
2005-S2, 5.500%, 10/25/2035	611,144	579,417
2005-S3, 5.500%, 11/25/2035	5,270,321	3,898,080
2005-A1, 3.993%, 12/25/2035 (c)	725,937	680,283
2005-A1, 3.993%, 12/25/2035 (c)	756,820	709,224
2006-S3, 6.000%, 11/25/2036	6,697,995	2,883,879
2006-S4, 6.000%, 12/25/2036	1,226,693	552,571
2006-S4, 6.000%, 12/25/2036	3,958,334	1,783,055
2007-S1, 6.000%, 02/25/2037	4,005,467	1,601,409
2007-S3, 5.750%, 05/25/2037	676,442	302,194
2007-S3, 6.000%, 05/25/2037	2,061,118	959,301
2007-A2, 4.635%, 07/25/2037 (c)	830,263	734,967

ChaseFlex Trust
2005-1, 5.500%, 02/25/2035	264,565	213,405
2006-2, 4.421%, 09/25/2036 (c)	2,243,917	1,953,703
2007-M1, 4.188%, 08/25/2037 (f)	1,338,257	1,037,670

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	$18,160	$11,248
2003-42, 3.721%, 10/25/2033 (c)	706,453	653,987
2003-44, 5.000%, 10/25/2033	226,000	209,468
2004-4, 5.500%, 05/25/2034	430,726	400,955
2004-14, 5.739%, 08/25/2034 (c)	2,011,763	1,864,567
2004-21, 4.000%, 11/25/2034	480,498	413,880
2004-24, 5.500%, 12/25/2034	2,360,569	2,206,601
2004-J9, 5.500%, 01/25/2035	454,116	439,905
2004-HYB5, 4.717%,
04/20/2035 (c)	860,980	802,973
2005-HYB2, 4.045%,
05/20/2035 (c)	723,525	693,577
2005-13, 5.500%, 06/25/2035	1,666,426	1,001,812
2005-J3, 5.500%, 09/25/2035	48,447	44,304
2005-27, 5.500%, 12/25/2035	508,701	225,083
2005-27, 5.500%, 12/25/2035	813,011	615,451
2005-31, 3.908%, 01/25/2036 (c)	671,017	615,643
2005-HY10, 3.676%,
02/20/2036 (c)	1,478,393	1,290,342
2005-HY10, 4.316%,
02/20/2036 (c)	58,900	48,913
2006-6, 6.000%, 04/25/2036	598,063	313,582
2006-9, 6.000%, 05/25/2036	1,138,603	523,702
2006-J4, 6.250%, 09/25/2036	95,030	37,141
2006-16, 6.500%, 11/25/2036	495,514	172,130
2006-17, 6.000% (TSFR1M +
0.664%), 12/25/2036 (a)	2,826,213	1,182,246
2006-17, 6.000%, 12/25/2036	2,089,666	886,797
2006-21, 5.750%, 02/25/2037	1,149,873	532,642
2006-21, 6.000%, 02/25/2037	2,655,214	1,282,130
2006-21, 6.000%, 02/25/2037	606,245	292,739
2007-1, 6.000%, 03/25/2037	1,954,462	963,639
2007-5, 5.500%, 05/25/2037	775,034	371,655
2007-5, 5.750%, 05/25/2037	5,517,097	2,746,203
2007-5, 5.750%, 05/25/2037	842,428	419,329
2007-5, 5.750%, 05/25/2037	1,625,585	809,155
2007-10, 6.000%, 07/25/2037	1,778,624	851,473
2007-J2, 6.000%, 07/25/2037	2,939,408	1,095,536
2007-J2, 6.000%, 07/25/2037	189,839	70,754
2007-HY6, 3.999%,
11/25/2037 (c)	240,756	215,137
2007-HY5, 4.715%,
09/25/2047 (c)	5,268,991	4,036,755

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	50,846	32,296
2006-1, 6.000%, 02/25/2036	76,500	73,003
2006-3, 5.750%, 06/25/2036	337,680	288,517
2006-3, 6.000%, 06/25/2036	1,184,389	1,026,634
2006-3, 6.250%, 06/25/2036	1,426,013	1,253,750
2006-7, 6.000%, 12/25/2036	2,654,329	2,206,859
2007-3, 5.500%, 04/25/2037	35,469	33,537
2007-3, 6.000%, 04/25/2037	433,885	397,032

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 08/25/2033	11,298	9,334
2004-HYB3, 4.991%,
09/25/2034 (c)	431,742	398,532
2005-WF1, 5.830%,
11/25/2034 (f)	2,742,380	2,677,170
2005-1, 3.969%, 04/25/2035 (c)	296,310	280,518
2005-2, 3.923%, 05/25/2035 (c)	349,822	336,474
2005-5, 6.000%, 08/25/2035	1,699,059	1,538,734
2005-7, 3.887%, 09/25/2035 (c)	377,412	338,290
2005-10, 3.993%, 12/25/2035 (c)	991,337	652,362
2006-AR7, 4.737%,
11/25/2036 (c)	1,211,270	1,073,469
2007-AR4, 4.109%,
03/25/2037 (c)	953,635	817,792

CitiMortgage Alternative Loan Trust
2006-A2, 6.000% (TSFR1M +
0.714%), 05/25/2036 (a)	372,022	298,040
2006-A4, 6.000%, 09/25/2036	942,625	816,206
2007-A1, 6.000%, 01/25/2037	1,396,243	1,240,669
2007-A1, 6.000%, 01/25/2037	2,243,881	1,993,860

Credit Suisse First Boston
Mortgage Securities Corp.
2005-8, 7.000%, 09/25/2035	2,686,215	1,298,867

CSFB Mortgage-Backed
Pass-Through Certificates
2004-8, 5.500%, 12/25/2034	136,805	132,763
2005-3, 5.500%, 07/25/2035	274,701	270,069
2005-9, 5.500%, 10/25/2035	522,669	243,331
2005-10, 5.500%, 11/25/2035	395,413	291,649
2005-10, 5.500%, 11/25/2035	1,558,063	1,149,301
2005-10, 6.000%, 11/25/2035	815,038	231,246

CSMC Mortgage-Backed Trust
2006-CF1, 5.500%,
11/25/2035 (f)	2,565,000	2,335,765
2006-1, 5.500%, 02/25/2036	277,585	241,698
2006-1, 5.500%, 02/25/2036	31,260	28,489
2006-2, 5.750%, 03/25/2036	517,237	337,152
2006-2, 6.000%, 03/25/2036	4,146,606	1,812,810
2006-4, 7.000%, 05/25/2036	505,758	76,312
2011-12R, 4.753%, 07/27/2036 (c)	1,005,161	998,649
2006-7, 6.000%, 08/25/2036	700,480	544,691
2007-2, 5.500%, 03/25/2037	1,309,444	707,846
2007-3, 5.500%, 04/25/2037	295,967	241,272
2007-3, 5.500%, 04/25/2037	414,061	337,543
2013-2R, 3.580%, 05/27/2037 (c)	1,876,675	1,307,593

Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust
2005-3, 5.929% (TSFR1M +
0.614%), 05/25/2035 (a)	868,443	741,377
2005-6, 5.500%, 12/25/2035	1,384,805	1,107,145

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Deutsche Alt-B Securities, Inc.
Mortgage Loan Trust
2006-AB4, 5.529% (TSFR1M +
0.214%), 10/25/2036 (a)	$417,784	322,923

DFC HEL Trust
2001-1, 7.075% (TSFR1M +
1.764%), 08/15/2031 (a)	1,430,577	1,368,570

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (c)	354,520	347,489
2003-3, 4.868%, 12/25/2033 (c)	1,298,338	1,236,166

Fannie Mae Connecticut
Avenue Securities
2016-C01, 12.352% (SOFR30A +
7.064%), 08/25/2028 (a)	1,269,714	1,340,280

First Horizon Alternative
Mortgage Securities Trust
2005-FA11, 5.250%, 02/25/2021 (d)	698	—
2006-FA6, 5.750%, 11/25/2021	728	480
2004-AA6, 6.237%, 01/25/2035 (c)	240,837	234,319
2004-AA7, 6.506%, 02/25/2035 (c)	706,663	662,775
2005-AA5, 6.051%, 07/25/2035 (c)	1,133,191	1,034,818
2005-AA7, 6.011%, 09/25/2035 (c)	1,230,154	1,073,154
2005-FA8, 5.500%, 11/25/2035	1,162,920	605,289
2006-FA1, 5.750%, 04/25/2036	1,915,776	910,292
2006-FA2, 6.000%, 05/25/2036	2,166,555	928,249
2006-FA2, 6.000%, 05/25/2036	1,375,225	589,208
2006-FA6, 6.000%, 11/25/2036	915,276	275,923
2006-FA6, 6.250%, 11/25/2036	1,160,168	364,298
2006-FA6, 6.250%, 11/25/2036	6,835,865	3,311,885
2007-AA1, 4.758%, 05/25/2037 (c)	2,136,624	1,479,571
2007-FA4, 6.250%, 08/25/2037	1,796,029	761,103

First Horizon Mortgage
Pass-Through Trust
2005-AR3, 5.854%,
08/25/2035 (c)	1,134,834	1,083,870
2006-AR4, 4.140%,
01/25/2037 (c)	2,023,055	1,117,548
2006-4, 5.750%, 02/25/2037	871,466	223,623
2006-4, 6.000%, 02/25/2037	527,704	141,194
2007-AR1, 4.010%,
05/25/2037 (c)	493,593	210,875
2007-AR2, 5.544%,
08/25/2037 (c)	2,263,103	747,113

Freddie Mac STACR REMIC Trust
2021-DNA7, 7.088%
(SOFR30A + 1.800%),
11/25/2041 (a)	7,750,000	7,585,609

Freddie Mac Structured Agency
Credit Risk Debt Notes
2022-DNA1, 7.138%
(SOFR30A + 1.850%),
01/25/2042 (a)	6,800,000	6,683,960
2020-DNA5, 10.088%
(SOFR30A + 4.800%),
10/25/2050 (a)	10,606,000	11,466,688

GSAA Home Equity Trust
2005-1, 6.260%, 11/25/2034 (f)	2,050,000	1,972,950
2006-15, 6.692%, 09/25/2036 (f)	2,055,290	543,588
2006-18, 6.182%, 11/25/2036 (f)	1,670,381	395,854
2007-7, 5.789% (TSFR1M +
0.474%), 07/25/2037 (a)	730,437	656,637

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	47,091	46,898
2003-5F, 3.000%, 08/25/2032	852,190	788,807
2004-15F, 6.000%, 12/25/2034	838,608	696,418
2005-1F, 6.000%, 01/25/2035	13,928	12,244
2005-AR4, 4.887%, 07/25/2035 (c)	159,058	148,689
2005-7F, 6.000%, 09/25/2035	16,628	15,897
2005-AR5, 4.702%, 10/25/2035 (c)	532,288	483,647
2005-AR7, 3.699%, 11/25/2035 (c)	363,747	323,829
2006-2F, 5.750%, 02/25/2036	420,240	369,019

HarborView Mortgage Loan Trust
2006-6, 4.275%, 08/19/2036 (c)	2,015,647	1,615,960

Impac CMB Trust
2005-5, 5.929% (TSFR1M +
0.364%), 08/25/2035 (a)	387,333	357,732

Impac Secured Assets
CMN Owner Trust
2002-2, 6.500%, 04/25/2033	867,117	831,684
2004-2, 4.830%, 08/25/2034 (f)	98,609	95,903

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 3.786%, 06/25/2037 (c)	354,891	231,812

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.547%,
03/25/2037 (c)	307,115	260,412

IndyMac INDX Mortgage Loan Trust
2004-AR4, 4.703%, 08/25/2034 (c)	2,292,472	2,129,983
2004-AR11, 3.210%, 12/25/2034 (c)	893,420	858,718
2005-AR3, 3.397%, 04/25/2035 (c)	787,333	726,441
2005-AR9, 4.250%, 07/25/2035 (c)	2,846,835	1,617,351
2005-AR23, 3.547%, 11/25/2035 (c)	970,180	897,319
2005-AR23, 3.745%, 11/25/2035 (c)	598,323	541,985
2005-AR25, 3.590%, 12/25/2035 (c)	1,781,262	1,148,037
2005-AR35, 3.437%, 02/25/2036 (c)	1,137,321	919,808
2006-AR3, 3.489%, 03/25/2036 (c)	4,938,327	3,609,367
2006-AR9, 3.322%, 06/25/2036 (c)	1,517,556	1,272,403
2006-AR25, 3.419%, 09/25/2036 (c)	4,060,934	3,713,078
2006-AR25, 3.900%, 09/25/2036 (c)	1,932,308	1,357,833
2006-AR31, 3.433%, 11/25/2036 (c)	3,742,282	3,454,370

Jefferies Resecuritization Trust
2009-R1, 3.699%, 11/26/2035 (c)	500,482	444,306

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
JP Morgan Alternative Loan Trust
2006-S4, 6.460%, 12/25/2036 (f)	$397,734	$379,062

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	46,817	22,153
2007-A3, 4.217%, 05/25/2037 (c)	2,446,809	2,020,327

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	1,412,887	768,461
2005-2, 5.750%, 12/25/2035	520,672	274,243
2005-3, 0.000% (-1x TSFR1M +
4.636%), 01/25/2036 (a)(e)(g)(h)	832,129	51,965
2005-3, 5.500% (TSFR1M +
0.614%), 01/25/2036 (a)	832,129	351,482
2006-1, 5.500%, 02/25/2036	360,465	181,879
2006-3, 6.000%, 07/25/2036	3,166,668	1,576,190
2006-3, 6.000%, 07/25/2036	7,000,955	3,484,693
2007-4, 5.750%, 05/25/2037	998,500	481,049
2007-4, 5.750%, 05/25/2037	2,181,723	1,051,091
2007-5, 5.750%, 06/25/2037	1,361,347	1,217,274
2007-5, 6.000%, 06/25/2037	2,310,470	645,699
2007-5, 6.000%, 06/25/2037	6,310,587	1,763,599

MASTR Adjustable
Rate Mortgages Trust
2004-4, 3.809%, 05/25/2034 (c)	77,939	72,366
2005-1, 3.678%, 02/25/2035 (c)	96,006	88,856

MASTR Alternative Loan Trust
2003-5, 5.872%, 08/25/2033 (c)	577,797	342,768
2003-7, 6.250%, 11/25/2033	64,803	65,305
2004-6, 5.500%, 07/25/2034	159,833	151,109
2004-6, 6.000%, 07/25/2034	96,245	92,481
2004-11, 6.500%, 10/25/2034	325,124	316,764
2005-2, 5.500%, 03/25/2035	2,000,000	1,945,104

MASTR Asset Securitization Trust
2002-NC1, 8.579% (TSFR1M +
3.264%), 10/25/2032 (a)	224,684	222,513
2006-1, 5.879% (TSFR1M +
0.564%), 05/25/2036 (a)	574,475	84,415

Merrill Lynch Mortgage
Investors Trust
2006-F1, 6.000%, 04/25/2036	1,991,373	957,838

Merrill Lynch Mortgage
Investors Trust MLCC
2004-D, 6.606% (TSFR6M +
1.148%), 09/25/2029 (a)	542,738	514,449

Merrill Lynch Mortgage
Investors Trust MLMI
2005-A5, 4.418%, 06/25/2035 (c)	246,142	231,434
2005-A7, 4.762%, 09/25/2035 (c)	3,660,474	2,977,329

Morgan Stanley
Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	689,777	646,177
2005-7, 5.500%, 11/25/2035	305,333	258,886
2006-2, 5.461%, 02/25/2036 (c)	1,273,315	737,496
2006-11, 6.000%, 08/25/2036	1,933,397	869,921
2006-11, 6.000%, 08/25/2036	1,312,049	833,113

Morgan Stanley Reremic Trust
2012-R3, 3.335%, 11/26/2036 (c)	1,868,122	1,499,561

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.659%, 03/25/2035 (f)	17,981	17,555
2005-AR3, 5.688%, 07/25/2035 (c)	524,989	512,516

Nomura Resecuritization Trust
2014-5R, 5.500%, 06/26/2035 (c)	3,336,174	2,733,302
2011-4RA, 2.768%, 12/26/2036 (c)	5,389,548	4,790,369

Opteum Mortgage Acceptance
Corp. Asset Backed
Pass-Through Certificates
2005-5, 5.850%, 12/25/2035 (c)	39,624	39,276

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	2,788	2,596

RALI Trust
2006-QS1, 5.750%, 01/25/2036	174,812	141,254
2006-QS9, 6.000% (TSFR1M +
0.814%), 07/25/2036 (a)	1,276,245	911,853
2006-QS13, 6.000%, 09/25/2036	1,901,312	1,420,914
2006-QS17, 6.000%, 12/25/2036	297,853	240,445
2007-QS6, 6.000%, 04/25/2037	2,501,581	1,988,255
2007-QS10, 6.500%, 09/25/2037	270,431	213,157

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036 (c)	3,720,771	2,083,901

Renaissance Home
Equity Loan Trust
2005-1, 5.516%, 05/25/2035 (f)	28,399	28,278

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	1,596,863	1,520,267

Residential Asset
Securitization Trust
2003-A9, 4.000%, 08/25/2033	863,722	735,740
2004-R2, 5.500%, 08/25/2034	1,590,156	1,516,641
2005-A5, 5.500%, 05/25/2035	1,035,588	730,311
2005-A11, 4.850%, 10/25/2035	3,457,342	1,350,552
2005-A11, 5.500%, 10/25/2035	239,461	164,198
2005-A11, 6.000%, 10/25/2035	393,760	185,995
2005-A15, 5.750%, 02/25/2036	3,468,199	1,385,259
2006-A5CB, 6.000%, 06/25/2036	2,283,825	972,780
2006-A10, 0.421% (-1x TSFR1M +
5.736%), 09/25/2036 (a)(g)(h)	10,209,584	844,396

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Residential Asset
Securitization Trust (Cont.)
2006-A10, 6.079% (TSFR1M +
0.764%), 09/25/2036 (a)	$10,209,584	$2,655,234
2006-A15, 0.221% (-1x TSFR1M +
5.536%), 01/25/2037 (a)(g)(h)	16,544,926	1,418,329
2006-A15, 6.029% (TSFR1M +
0.714%), 01/25/2037 (a)	16,544,926	4,588,017

RFMSI Trust
2005-SA4, 4.856%, 09/25/2035 (c)	1,629,093	1,096,553
2005-SA4, 5.048%, 09/25/2035 (c)	1,238,200	805,026
2006-S3, 5.500%, 03/25/2036	1,785,146	1,427,450
2006-S4, 6.000%, 04/25/2036	1,778,569	1,399,086
2006-S5, 6.000%, 06/25/2036	162,011	133,794
2006-S5, 6.000%, 06/25/2036	333,509	275,422
2006-S5, 6.000%, 06/25/2036	1,397,659	1,154,231
2006-S5, 6.000%, 06/25/2036	173,704	141,089
2006-S6, 6.000%, 07/25/2036	95,081	78,819
2006-S6, 6.000%, 07/25/2036	489,499	405,775
2006-S7, 6.250%, 08/25/2036	1,124,520	927,110
2006-S7, 6.500%, 08/25/2036	672,307	563,114
2006-S9, 5.750%, 09/25/2036	1,360,407	1,010,258
2007-S1, 6.000%, 01/25/2037	440,182	342,205
2007-S7, 6.000%, 07/25/2037	1,421,248	1,097,840

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 3.860%, 02/25/2037 (f)	773,968	298,868

STARM Mortgage Loan Trust
2007-1, 4.345%, 02/25/2037 (c)	3,279,421	2,832,201
2007-2, 4.178%, 04/25/2037 (c)	415,490	171,933

Structured Adjustable Rate
Mortgage Loan Trust
2004-18, 5.497%, 12/25/2034 (c)	446,768	411,138
2005-12, 4.868%, 06/25/2035 (c)	577,832	445,465
2005-21, 4.815%, 11/25/2035 (c)	3,236,533	2,257,981
2006-1, 3.390%, 02/25/2036 (c)	109,735	96,409
2006-1, 4.447%, 02/25/2036 (c)	1,035,145	835,350
2006-4, 4.131%, 05/25/2036 (c)	573,851	365,661
2006-12, 4.228%, 01/25/2037 (c)	566,144	406,333
2007-5, 5.869% (TSFR1M +
0.554%), 06/25/2037 (a)	1,313,471	1,153,283
2007-6, 5.809% (TSFR1M +
0.494%), 07/25/2037 (a)	4,210,994	3,674,853
2007-9, 7.376% (TSFR6M +
1.928%), 10/25/2037 (a)	868,929	759,298

Suntrust Alternative Loan Trust
2005-1F, 5.750%, 12/25/2035	751,532	675,172
2005-1F, 6.000%, 12/25/2035	1,735,449	1,572,402
2005-1F, 6.500%, 12/25/2035	1,807,268	1,623,926

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	80,750	7,342

Volt, LLC
2021-NPL4, 4.949%,
03/27/2051 (f)	1,650,000	1,309,527

WaMu Mortgage Pass-Through
Certificates Trust
2003-S4, 5.664%, 06/25/2033 (c)	2,271,393	2,152,021
2003-AR10, 4.245%,
10/25/2033 (c)	6,399,456	6,034,368
2004-S2, 6.000%, 06/25/2034	44,091	42,636
2005-AR14, 3.942%,
12/25/2035 (c)	4,100,813	3,726,509
2006-AR10, 4.043%,
09/25/2036 (c)	902,215	780,836
2006-AR16, 3.528%,
12/25/2036 (c)	1,048,472	918,298
2007-HY2, 3.910%, 12/25/2036 (c)	12,890,330	11,497,626
2007-HY3, 4.229%, 03/25/2037 (c)	2,285,697	2,077,960
2007-HY5, 3.888%, 05/25/2037 (c)	983,731	849,826
2007-HY7, 3.882%, 07/25/2037 (c)	202,106	151,319
2006-AR8, 4.436%, 08/25/2046 (c)	1,493,162	1,331,395

Washington Mutual
Mortgage Pass-Through
Certificates WMALT Trust
2005-1, 6.000%, 03/25/2035	896,609	801,975
2005-4, 5.500%, 06/25/2035	2,664,545	2,182,327
2005-5, 5.500%, 07/25/2035	956,502	856,734
2005-6, 5.500%, 08/25/2035	2,522,768	2,118,000
2005-6, 5.500%, 08/25/2035	551,510	463,023
2005-6, 5.500%, 08/25/2035	1,140,825	981,136
2005-6, 6.500%, 08/25/2035	256,210	226,792
2005-9, 5.500%, 11/25/2035	379,732	311,999
2006-8, 4.161%, 10/25/2036 (f)	2,257,172	826,813
2007-HY1, 5.749% (TSFR1M +
0.434%), 02/25/2037 (a)	1,710,713	1,303,356
2007-HY2, 3.860%,
04/25/2037 (c)	1,145,388	597,513
2007-OC2, 6.049% (TSFR1M +
0.734%), 06/25/2037 (a)	3,824,435	3,537,139
2007-OC1, 5.909% (TSFR1M +
0.594%), 01/25/2047 (a)	3,493,245	3,176,196

Wells Fargo Alternative Loan Trust
2007-PA1, 6.000%, 03/25/2037	785,135	677,273
2007-PA6, 4.824%, 12/28/2037 (c)	2,997,248	2,751,005

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Wells Fargo Mortgage
Backed Securities Trust
2004-J, 5.383%, 07/25/2034 (c)	$3,068,898	$2,797,259
2005-AR14, 5.952%,
08/25/2035 (c)	494,121	475,490
2006-AR1, 4.651%, 03/25/2036 (c)	1,405,269	1,311,699
2006-AR5, 4.678%, 04/25/2036 (c)	1,373,979	1,284,478
2006-AR5, 4.724%, 04/25/2036 (c)	3,353,591	3,164,459
2006-AR19, 4.623%,
12/25/2036 (c)	1,368,546	1,322,263
2007-AR3, 4.624%, 04/25/2037 (c)	628,592	539,058

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $552,565,495)		433,526,490

NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES – 16.54%

Arbor Multifamily
Mortgage Securities Trust
2022-MF4, 1.403%,
02/15/2055 (c)(h)	19,700,000	1,650,293
2022-MF4, 3.403%,
02/15/2055 (c)	7,852,000	6,191,156

BANK
2017-BNK4, 3.362%, 05/15/2050	9,946,550	9,264,678
2017-BNK8, 3.229%, 11/15/2050	4,783,333	4,378,224
2019-BNK16, 1.102%,
02/15/2052 (c)(h)	77,558,173	2,944,124
2019-BNK17, 0.715%,
04/15/2052 (c)(h)	123,653,000	3,403,277
2019-BNK17, 1.743%,
04/15/2052 (c)(h)	11,541,000	844,627
2019-BNK21, 1.229%,
10/17/2052 (c)(h)	18,699,333	1,020,641
2019-BNK21, 2.808%,
10/17/2052	11,582,000	10,519,752
2019-BNK23, 0.266%,
12/15/2052 (c)(h)	238,421,000	2,510,120
2019-BNK23, 2.846%,
12/15/2052	12,000,000	10,906,786
2019-BNK23, 3.623%,
12/15/2052 (c)	960,000	705,411
2020-BNK29, 0.726%,
11/15/2053 (c)(h)	132,417,000	4,980,985
2020-BNK29, 2.500%,
11/15/2053	1,250,000	678,400
2020-BNK29, 3.135%,
11/15/2053 (c)	1,170,000	780,741
2020-BNK30, 2.500%,
12/15/2053 (c)	5,550,000	2,719,193
2020-BNK30, 2.757%,
12/15/2053 (c)	5,450,000	3,442,861
2021-BNK31, 1.739%,
02/15/2054	7,250,000	6,170,674
2021-BNK32, 2.332%,
04/15/2054	10,727,500	9,260,569
2021-BNK32, 2.500%,
04/15/2054	5,000,000	2,608,815
2021-BNK32, 3.372%,
04/15/2054 (c)	800,000	543,353
2023-BNK45, 2.489%,
02/15/2056 (c)(h)	22,611,000	3,603,714
2017-BNK5, 3.131%, 06/15/2060	12,685,000	11,667,619
2019-BNK19, 2.926%,
08/15/2061	2,000,000	1,681,880
2019-BNK20, 2.933%,
09/15/2062	2,100,000	1,912,482
2019-BNK24, 0.303%,
11/15/2062 (c)(h)	174,693,000	2,063,718
2019-BNK24, 2.929%,
11/15/2062	3,250,000	2,968,950
2020-BNK25, 0.989%,
01/15/2063 (c)(h)	158,112,996	6,718,474
2020-BNK26, 0.715%,
03/15/2063 (c)(h)	226,593,000	7,560,887
2020-BNK28, 1.090%,
03/15/2063 (c)(h)	29,969,467	1,675,281
2020-BNK26, 2.041%,
03/15/2063	5,200,000	4,596,187
2021-BNK34, 1.085%,
06/15/2063 (c)(h)	95,603,427	4,961,818
2021-BNK34, 2.754%,
06/15/2063 (c)	8,000,000	5,722,770
2022-BNK40, 2.500%,
03/15/2064	2,470,000	1,277,408
2021-BNK33, 2.218%,
05/15/2064	12,599,000	10,803,771
2021-BNK35, 1.148%,
06/15/2064 (c)(h)	61,035,786	3,417,070
2021-BNK35, 2.067%,
06/15/2064	10,400,000	8,845,840
2021-BNK35, 2.902%,
06/15/2064 (c)	8,000,000	5,196,973
2021-BNK36, 2.283%,
09/15/2064	12,250,000	10,523,562
2021-BNK37, 2.487%,
11/15/2064	14,400,000	12,367,115

Barclays Commercial Mortgage Trust
2019-C3, 0.918%,
05/15/2052 (c)(h)	56,340,000	2,140,148
2019-C3, 3.458%, 05/15/2052	2,200,000	2,079,740
2019-C4, 1.282%,
08/15/2052 (c)(h)	43,170,000	2,352,692

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Barclays Commercial
Mortgage Trust (Cont.)
2019-C5, 0.500%, 11/15/2052 (c)(h)
	$174,774,000	$2,961,808
2019-C5, 1.479%, 11/15/2052 (c)(h)
	12,996,000	828,700

BBCMS Mortgage Trust
2020-C6, 0.789%, 02/15/2053 (c)(h)
	59,000,000	2,229,232
2020-C6, 1.160%, 02/15/2053 (c)(h)
	92,612,106	4,441,769
2020-C7, 1.099%, 04/15/2053 (c)(h)
	17,140,000	959,187
2020-C7, 1.732%, 04/15/2053 (c)(h)
	21,892,393	1,444,618
2021-C9, 1.116%, 02/15/2054 (c)(h)
	68,467,000	4,029,447
2021-C9, 1.960%, 02/15/2054	10,000,000	8,624,328
2021-C9, 2.534%, 02/15/2054	8,500,000	6,701,601
2021-C10, 1.146%, 07/15/2054 (c)(h)
	74,931,500	4,471,035
2021-C10, 1.413%, 07/15/2054 (c)(h)
	64,927,531	4,174,840
2021-C10, 2.268%, 07/15/2054	10,000,000	8,610,280
2021-C11, 1.082%, 09/15/2054 (c)(h)
	29,540,000	1,889,417
2021-C12, 0.711%, 11/15/2054 (c)(h)
	59,992,000	2,490,424
2021-C12, 1.070%, 11/15/2054 (c)(h)
	101,482,632	5,404,427
2021-C12, 2.758%, 11/15/2054	9,000,000	6,369,204
2022-C14, 0.372%, 02/15/2055 (c)(h)
	166,823,000	3,753,150
2022-C14, 0.840%, 02/15/2055 (c)(h)
	99,176,224	4,033,755
2022-C15, 1.458%, 04/15/2055 (c)(h)
	25,000,000	2,293,843
2022-C17, 1.325%, 09/15/2055 (c)(h)
	65,182,367	5,041,107
2023-C19, 5.753%, 04/15/2056	10,000,000	9,936,995

Benchmark Mortgage Trust
2019-B9, 1.183%, 03/15/2052 (c)(h)
	28,648,942	1,218,302
2019-B9, 2.160%, 03/15/2052 (c)(h)
	11,513,000	1,002,057
2019-B12, 0.526%, 08/15/2052 (c)(h)
	93,260,000	1,842,501
2020-B16, 0.302%, 02/15/2053 (c)(h)
	70,467,000	931,179
2020-B16, 1.043%, 02/15/2053 (c)(h)
	102,497,407	4,520,043
2020-B20, 0.696%, 10/15/2053 (c)(h)
	79,394,000	2,493,321
2020-B21, 1.798%, 12/17/2053	5,966,000	5,080,465
2021-B23, 1.013%, 02/15/2054 (c)(h)
	105,441,000	5,814,892
2021-B23, 1.375%, 02/15/2054 (c)(h)
	66,376,987	4,182,421
2021-B23, 1.766%, 02/15/2054	5,000,000	4,165,993
2021-B24, 0.707%, 03/15/2054 (c)(h)
	99,123,000	3,817,227
2021-B24, 1.266%, 03/15/2054 (c)(h)
	66,502,616	3,794,327
2021-B24, 2.256%, 03/15/2054	6,400,000	5,481,224
2021-B25, 0.779%, 04/15/2054 (c)(h)
	93,350,000	3,758,672
2021-B25, 1.214%, 04/15/2054 (c)(h)
	78,982,077	4,431,692
2021-B26, 1.481%, 06/15/2054 (c)(h)
	10,836,000	895,240
2021-B26, 2.000%, 06/15/2054	2,250,000	1,085,329
2021-B26, 2.688%, 06/15/2054 (c)
	6,000,000	4,256,727
2021-B27, 1.379%, 07/15/2054 (c)(h)
	51,910,934	3,495,630
2021-B27, 1.604%, 07/15/2054 (c)(h)
	28,014,000	2,541,290
2021-B27, 2.000%, 07/15/2054	5,000,000	2,434,799
2021-B27, 2.355%, 07/15/2054	6,000,000	4,147,130
2021-B27, 2.703%, 07/15/2054	2,000,000	1,229,136
2021-B28, 1.067%, 08/15/2054 (c)(h)
	32,491,000	2,008,025
2021-B28, 1.389%, 08/15/2054 (c)(h)
	85,763,779	5,841,311
2021-B28, 1.980%, 08/15/2054	10,000,000	8,382,471
2021-B29, 1.416%, 09/15/2054 (c)(h)
	27,615,000	2,169,686
2021-B29, 2.000%, 09/15/2054	8,953,000	3,603,523
2021-B30, 0.594%, 11/15/2054 (c)(h)
	83,683,000	3,093,250
2021-B30, 1.409%, 11/15/2054 (c)(h)
	18,582,000	1,478,921
2021-B30, 2.000%, 11/15/2054	2,250,000	909,963
2021-B30, 2.000%, 11/15/2054	1,500,000	718,499
2021-B30, 2.431%, 11/15/2054	5,250,000	4,486,398
2021-B30, 2.989%, 11/15/2054 (c)
	8,181,000	4,812,981
2021-B31, 0.541%, 12/15/2054 (c)(h)
	124,409,000	3,848,704
2021-B31, 0.883%, 12/15/2054 (c)(h)
	143,292,721	6,518,715
2021-B31, 1.256%, 12/15/2054 (c)(h)
	31,991,000	2,314,555
2021-B31, 2.615%, 12/15/2054	10,000,000	8,653,181

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Benchmark Mortgage Trust (Cont.)
2022-B32, 1.639%, 01/15/2055 (c)(h)
	$39,202,000	$3,565,293
2022-B32, 2.000%, 01/15/2055	5,000,000	2,504,568
2022-B32, 3.528%, 01/15/2055 (c)
	10,000,000	7,856,088
2022-B33, 1.735%, 03/15/2055 (c)(h)
	21,919,000	2,070,605
2023-B38, 5.626%, 04/15/2056	12,000,000	11,748,684
2019-B13, 0.535%, 08/15/2057 (c)(h)
	82,774,000	1,637,932
2019-B13, 1.636%, 08/15/2057 (c)(h)
	12,071,000	863,132

BMO Mortgage Trust
2022-C1, 1.890%, 02/17/2055 (c)(h)
	30,550,000	3,496,264
2023-C5, 6.518%, 06/15/2056	10,000,000	10,203,694

California Housing
Finance Agency
2021-1, 0.797%, 11/20/2035 (h)	27,959,690	1,409,728
2021-3, 0.789%, 08/20/2036 (c)(h)	25,595,855	1,358,116

Cantor Commercial
Real Estate Lending
2019-CF2, 0.747%, 11/15/2052 (c)(h)
	134,736,000	4,145,530

CCUBS Commercial
Mortgage Trust
2017-C1, 0.425%, 11/15/2050 (c)(h)
	40,062,667	470,115

CD Mortgage Trust
2017-CD3, 0.713%, 02/10/2050 (c)(h)
	61,857,000	1,088,832
2018-CD7, 4.213%, 08/15/2051	3,194,867	3,058,391

CGMS Commercial
Mortgage Trust
2017-B1, 0.289%, 08/15/2050 (c)(h)
	38,016,000	268,431

Citigroup Commercial
Mortgage Trust
2013-GC17, 5.235%, 11/10/2046 (c)
	5,000,000	4,683,895
2014-GC19, 4.805%, 03/11/2047 (c)
	3,030,000	2,951,343
2014-GC19, 5.257%, 03/11/2047 (c)
	2,882,579	2,780,557
2016-C1, 4.117%, 05/10/2049	3,000,000	2,704,140
2016-C1, 5.105%, 05/10/2049 (c)	8,348,000	7,418,371
2016-P6, 4.300%, 12/10/2049 (c)	6,835,000	5,882,975
2017-P7, 0.745%, 04/14/2050 (c)(h)
	45,124,000	847,523
2017-P8, 4.192%, 09/15/2050	4,160,000	3,596,033
2017-P8, 4.400%, 09/15/2050 (c)
	5,000,000	4,143,699
2017-C4, 0.366%, 10/12/2050 (c)(h)
	42,746,500	433,757
2017-C4, 1.172%, 10/12/2050 (c)(h)
	28,014,855	830,893
2018-B2, 0.529%, 03/10/2051 (c)(h)
	49,202,000	791,931
2018-C5, 0.488%, 06/10/2051 (c)(h)
	28,400,000	439,922
2018-C6, 4.343%, 11/10/2051	5,000,000	4,816,376
2020-GC46, 0.437%, 02/15/2053 (c)(h)
	92,457,000	1,804,095
2020-GC46, 1.097%, 02/15/2053 (c)(h)
	88,972,118	4,033,578
2019-GC41, 1.168%, 08/10/2056 (c)(h)
	52,656,398	2,109,942
2019-GC41, 3.018%, 08/10/2056	10,339,000	8,650,823
2019-C7, 0.410%, 12/15/2072 (c)(h)
	50,711,000	805,595
2019-C7, 0.989%, 12/15/2072 (c)(h)
	75,515,540	3,042,936
2019-C7, 1.327%, 12/15/2072 (c)(h)
	39,933,000	2,420,271
2019-C7, 3.667%, 12/15/2072 (c)	10,000,000	7,989,249

COMM Mortgage Trust
2014-CR18, 4.456%, 07/15/2047 (c)
	4,550,700	4,367,479
2019-GC44, 1.140%, 08/15/2057 (c)(h)
	19,460,000	1,031,660

CSAIL Commercial
Mortgage Trust
2016-C5, 1.000%, 11/15/2048 (c)(h)
	46,821,000	826,817
2015-C1, 0.500%, 04/15/2050 (c)(h)
	62,192,000	376,678
2017-C8, 0.444%, 06/15/2050 (c)(h)
	74,773,000	883,361
2019-C17, 1.488%, 09/15/2052 (c)(h)
	84,186,449	4,470,351
2019-C18, 1.180%, 12/15/2052 (c)(h)
	103,486,301	4,291,194
2019-C18, 4.086%, 12/15/2052 (c)
	3,901,000	2,951,254

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%, 11/05/2034	6,608,000	3,170,899
2018-GS10, 1.553%, 07/10/2051 (c)(h)
	24,049,000	1,471,917

GS Mortgage Securities Corp. Trust
2012-BWTR, 2.954%, 11/05/2034	445,000	328,351

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
GS Mortgage Securities Trust
2015-GC32, 4.544%, 07/10/2048 (c)
	$6,453,000	$5,993,786
2015-GC34, 3.244%, 10/10/2048	8,905,503	8,466,566
2016-GS3, 3.395%, 10/10/2049 (c)
	10,417,000	8,769,558
2015-GC30, 4.160%, 05/10/2050 (c)
	2,960,000	2,676,872
2017-GS8, 0.515%, 11/10/2050 (c)(h)
	44,642,000	647,001
2019-GC38, 1.993%, 02/10/2052 (c)(h)
	20,916,000	1,767,538
2019-GC39, 0.773%, 05/10/2052 (c)(h)
	69,588,000	2,183,991
2019-GC39, 1.760%, 05/10/2052 (c)(h)
	24,645,000	1,857,503
2019-GSA1, 0.935%, 11/10/2052 (c)(h)
	70,356,812	2,709,778
2020-GC45, 2.843%, 02/13/2053	12,881,000	11,674,138
2020-GSA2, 1.052%, 12/12/2053 (c)(h)
	73,324,000	4,048,013

JP Morgan Chase Commercial
Mortgage Securities Trust
2015-JP1, 4.881%, 01/15/2049 (c)
	7,485,000	6,295,886
2007-CB20, 0.000%, 02/12/2051 (c)(e)(h)
	166,195	—

JPMBB Commercial
Mortgage Securities Trust
2015-C30, 4.370%, 07/15/2048 (c)
	3,085,000	2,803,794
2015-C32, 0.500%, 11/15/2048 (c)(h)
	23,066,000	194,022

JPMCC Commercial
Mortgage Securities Trust
2017-JP6, 0.704%, 07/15/2050 (c)(h)
	68,830,000	1,481,428

JPMDB Commercial
Mortgage Securities Trust
2016-C4, 3.638%, 12/15/2049 (c)
	5,500,000	4,498,844

Morgan Stanley Bank of
America Merrill Lynch Trust
2013-C12, 4.482%, 10/15/2046 (c)
	5,000,000	4,983,624
2015-C27, 4.643%, 12/15/2047 (c)
	3,000,000	2,743,446
2016-C31, 1.403%, 11/15/2049 (c)(h)
	21,212,500	718,809
2015-C23, 4.276%, 07/15/2050 (c)
	3,845,000	3,532,506
2017-C34, 2.700%, 11/15/2052	4,953,000	2,950,427
2017-C34, 4.111%, 11/15/2052 (c)
	5,054,000	4,364,959

Morgan Stanley Capital I Trust
2016-BNK2, 0.654%, 11/15/2049 (c)(h)
	58,680,000	868,570
2017-H1, 2.307%, 06/15/2050 (c)(h)
	8,725,000	571,310
2017-H1, 4.281%, 06/15/2050 (c)	7,890,000	6,261,495
2017-HR2, 4.463%, 12/15/2050 (c)
	10,576,000	8,629,201
2018-H3, 0.521%, 07/15/2051 (c)(h)
	135,712,000	2,166,954
2018-H3, 2.013%, 07/15/2051 (c)(h)
	15,363,500	1,100,377
2018-H3, 4.120%, 07/15/2051	4,768,378	4,582,801
2019-L2, 0.786%, 03/15/2052 (c)(h)
	127,093,000	3,726,100
2019-H7, 0.804%, 07/15/2052 (c)(h)
	130,723,000	4,242,981
2019-H7, 3.000%, 07/15/2052	2,402,000	1,470,932
2019-H7, 4.128%, 07/15/2052	9,593,000	7,369,641
2021-L5, 0.836%, 05/15/2054 (c)(h)
	70,387,500	3,177,214
2021-L5, 2.500%, 05/15/2054	3,500,000	1,768,585
2021-L5, 3.102%, 05/15/2054	6,627,000	4,900,779
2021-L6, 2.250%, 06/15/2054 (c)	11,900,000	10,060,218
2021-L6, 2.951%, 06/15/2054 (c)	7,500,000	5,571,358
2021-L7, 0.525%, 10/15/2054 (c)(h)
	143,080,000	4,092,789

National Finance Authority
2023-2, 0.813%, 01/20/2038 (c)(h)	33,000,000	1,897,170

UBS Commercial Mortgage Trust
2017-C1, 1.104%, 06/15/2050 (c)(h)
	13,000,000	393,180
2017-C7, 0.491%, 12/15/2050 (c)(h)
	170,396,000	2,559,024
2017-C6, 0.621%, 12/15/2050 (c)(h)
	63,420,500	1,326,243
2018-C8, 3.720%, 02/15/2051	2,000,458	1,835,012
2018-C12, 0.406%, 08/15/2051 (c)(h)
	139,858,000	2,137,618
2018-C12, 1.033%, 08/15/2051 (c)(h)
	40,873,468	1,383,522
2018-C13, 0.417%, 10/15/2051 (c)(h)
	128,678,000	2,072,436
2018-C13, 2.192%, 10/15/2051 (c)(h)
	16,442,000	1,416,799
2018-C13, 4.241%, 10/15/2051	3,274,000	3,123,034

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
UBS Commercial
Mortgage Trust (Cont.)
2018-C14, 0.387%, 12/15/2051 (c)(h)
	$114,392,000	$1,777,091
2019-C16, 3.460%, 04/15/2052	9,000,000	8,425,526
2019-C17, 0.992%, 10/15/2052 (c)(h)
	128,213,000	5,513,954
2019-C18, 2.987%, 12/15/2052	4,500,000	4,079,315
2019-C18, 3.378%, 12/15/2052 (c)
	9,000,000	7,503,368

Washington State Housing
Finance Commission
2021-1, 0.726%, 12/20/2035 (h)	20,550,279	952,094

Wells Fargo Commercial
Mortgage Trust
2015-NXS1, 3.658%, 05/15/2048 (c)
	1,320,000	1,181,915
2015-C28, 4.216%, 05/15/2048 (c)	11,105,000	9,917,787
2015-C28, 4.216%, 05/15/2048 (c)	4,376,000	3,469,570
2016-LC24, 1.122%, 10/15/2049 (c)(h)
	66,264,075	1,679,198
2016-C37, 3.335%, 12/15/2049 (c)	7,375,000	5,290,294
2016-C37, 4.635%, 12/15/2049 (c)	11,213,000	9,562,884
2017-RB1, 0.880%, 03/15/2050 (c)(h)
	69,254,209	1,458,480
2017-C42, 0.464%, 12/15/2050 (c)(h)
	116,750,000	1,594,501
2018-C43, 4.514%, 03/15/2051 (c)	4,033,000	3,314,894
2018-C48, 0.373%, 01/15/2052 (c)(h)
	138,642,000	1,898,785
2018-C48, 4.245%, 01/15/2052	7,000,000	6,747,310
2019-C49, 0.772%, 03/15/2052 (c)(h)
	125,812,000	3,715,191
2019-C49, 3.933%, 03/15/2052	5,000,000	4,788,597
2019-C49, 4.546%, 03/15/2052	8,947,000	7,586,746
2019-C50, 1.037%, 05/15/2052 (c)(h)
	36,427,311	1,503,180
2019-C51, 0.823%, 06/15/2052 (c)(h)
	130,394,000	4,140,114
2019-C52, 1.255%, 08/15/2052 (c)(h)
	113,763,146	6,033,007
2019-C52, 1.749%, 08/15/2052 (c)(h)
	$57,051,972	$3,648,896
2019-C52, 3.561%, 08/15/2052	6,171,000	4,601,314
2019-C53, 0.579%, 10/15/2052 (c)(h)
	105,325,000	2,708,201
2019-C53, 3.514%, 10/15/2052 (c)	5,200,000	4,021,899
2020-C55, 0.945%, 02/15/2053 (c)(h)
	58,030,370	2,448,922
2020-C56, 0.370%, 06/15/2053 (c)(h)
	127,035,000	2,056,227
2020-C56, 2.422%, 06/15/2053	2,250,000	1,997,565
2020-C58, 1.238%, 07/15/2053 (c)(h)
	109,974,000	6,924,546
2020-C57, 0.812%, 08/15/2053 (c)(h)
	74,972,000	3,078,343
2020-C57, 1.914%, 08/15/2053	7,250,000	6,251,777
2020-C57, 4.157%, 08/15/2053 (c)	5,500,000	4,450,645
2021-C59, 1.037%, 04/15/2054 (c)(h)
	65,782,000	3,660,393
2021-C59, 1.580%, 04/15/2054 (c)(h)
	40,274,000	3,411,945
2021-C59, 3.284%, 04/15/2054	7,648,000	4,923,619
2021-C60, 1.224%, 08/15/2054 (c)(h)
	40,551,000	2,711,503
2021-C60, 1.654%, 08/15/2054 (c)(h)
	40,822,646	3,193,539
2021-C60, 2.730%, 08/15/2054	7,114,678	5,211,935
2021-C60, 2.738%, 08/15/2054	3,000,000	1,937,503
2021-C61, 1.520%, 11/15/2054 (c)(h)
	9,132,000	799,656
2021-C61, 2.525%, 11/15/2054	15,000,000	12,996,012
2021-C61, 3.113%, 11/15/2054	4,221,000	3,078,090
2015-C30, 4.400%, 09/15/2058 (c)	5,800,000	5,353,356
2018-C47, 0.278%, 09/15/2061 (c)(h)
	164,144,000	1,378,334
2018-C47, 4.673%, 09/15/2061 (c)	8,000,000	7,417,925

WFRBS Commercial Mortgage Trust
2013-UBS1, 5.207%, 03/15/2046 (c)
	7,500,000	7,418,970

TOTAL NON-AGENCY
COMMERCIAL MORTGAGE
BACKED SECURITIES
(Cost $1,176,582,839)		956,787,742

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 7.81%

California Housing Finance Agency
2021-2, 0.845%, 03/25/2035 (c)(h)
	31,730,999	1,593,531

FNMA MBS
3.330%, 01/01/2038 (c)	10,731,000	8,918,958

Freddie Mac Multiclass
Certificates Series
2021-RR17, 2.038%, 08/27/2027 (c)(h)
	70,015,000	4,046,097
2020-RR09, 2.676%, 08/27/2029 (c)(h)
	42,360,000	4,454,810

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Freddie Mac Multifamily
ML Certificates
2020-ML07, 2.016%, 10/25/2036 (c)(h)
	$24,726,723	$3,505,013
2019-ML06, 1.133%, 06/25/2037 (c)(h)
	10,639,135	854,855
2021-ML08, 1.869%, 07/25/2037 (c)(h)
	32,728,794	4,354,566
2021-ML10, 2.127%, 01/25/2038 (c)(h)
	14,152,082	2,188,195
2021-ML11, 0.770%, 03/25/2038 (c)(h)
	33,953,030	1,866,059
2021-ML10, 1.578%, 06/25/2038 (c)(h)
	39,381,732	4,565,524
2021-ML09, 1.490%, 02/25/2040 (c)(h)
	43,683,536	5,139,805
2021-ML12, 1.302%, 07/25/2041 (c)(h)
	17,986,790	1,750,474

Freddie Mac Multifamily Structured
Pass Through Certificates
K723, 0.792%, 09/25/2023 (c)(h)	5,915,474	59
K728, 0.506%, 08/25/2024 (c)(h)	56,421,908	190,565
K729, 0.465%, 10/25/2024 (c)(h)	46,279,539	118,929
K042, 1.148%, 12/25/2024 (c)(h)	111,029,645	1,160,759
K046, 0.454%, 03/25/2025 (c)(h)	426,379,608	1,837,824
K049, 0.678%, 07/25/2025 (c)(h)	87,332,384	747,495
K734, 0.784%, 02/25/2026 (c)(h)	63,662,742	746,458
K735, 1.094%, 05/25/2026 (c)(h)	58,046,903	1,176,901
K735, 1.501%, 05/25/2026 (c)(h)	70,547,000	2,228,114
K737, 1.121%, 10/25/2026 (c)(h)	20,050,000	577,592
K061, 0.183%, 11/25/2026 (c)(h)	72,512,000	207,776
K062, 0.305%, 12/25/2026 (c)(h)	79,423,000	501,461
K063, 0.411%, 01/25/2027 (c)(h)	362,365,580	2,903,780
K064, 0.735%, 03/25/2027 (c)(h)	121,950,451	2,155,718
K738, 1.480%, 03/25/2027 (c)(h)	24,099,000	1,034,811
K065, 0.693%, 05/25/2027 (c)(h)	57,193,000	1,098,941
K066, 0.885%, 06/25/2027 (c)(h)	30,933,815	708,462
KW03, 0.969%, 06/25/2027 (c)(h)	14,764,639	310,480
K067, 0.706%, 07/25/2027 (c)(h)	39,572,290	727,624
K068, 0.552%, 08/25/2027 (c)(h)	100,654,782	1,433,113
K069, 0.473%, 09/25/2027 (c)(h)	28,387,933	352,550
K739, 1.665%, 09/25/2027 (c)(h)	32,621,072	1,720,944
K072, 0.492%, 12/25/2027 (c)(h)	59,638,266	811,522
K073, 0.336%, 01/25/2028 (c)(h)	54,203,000	508,061
K073, 0.436%, 01/25/2028 (c)(h)	153,552,821	1,886,596
K742, 1.016%, 04/25/2028 (c)(h)	89,849,000	3,366,759
K743, 1.391%, 05/25/2028 (c)(h)	99,488,000	5,228,303
KW06, 0.270%, 06/25/2028 (c)(h)	535,427,378	3,178,350
K080, 0.265%, 07/25/2028 (c)(h)	425,685,928	2,877,169
K744, 0.957%, 07/25/2028 (c)(h)	106,987,976	3,683,617
K744, 1.329%, 07/25/2028 (c)(h)	122,906,000	6,317,983
K081, 0.216%, 08/25/2028 (c)(h)	153,098,184	747,762
K084, 0.335%, 10/25/2028 (c)(h)	335,443,816	3,534,471
K747, 0.486%, 12/25/2028 (c)(h)	160,000,000	2,934,016
K089, 0.601%, 01/25/2029 (c)(h)	53,965,000	1,232,652
K748, 0.638%, 01/25/2029 (c)(h)	175,000,000	4,574,255
K091, 0.636%, 03/25/2029 (c)(h)	53,659,000	1,352,829
K090, 0.773%, 03/25/2029 (c)(h)	50,517,000	1,595,221
KW09, 0.941%, 05/25/2029 (c)(h)	62,657,243	2,115,872
K093, 1.092%, 05/25/2029 (c)(h)	52,720,557	2,227,575
K094, 1.014%, 06/25/2029 (c)(h)	194,706,042	8,015,872
K097, 1.220%, 07/25/2029 (c)(h)	72,578,689	3,753,668
KG02, 1.147%, 08/25/2029 (c)(h)	31,907,919	1,442,113
K098, 1.267%, 08/25/2029 (c)(h)	78,476,788	4,278,170
K098, 1.517%, 08/25/2029 (c)(h)	24,691,000	1,718,597
K099, 1.002%, 09/25/2029 (c)(h)	209,560,763	8,920,394
K100, 1.035%, 09/25/2029 (c)(h)	62,086,000	2,939,840
K102, 0.944%, 10/25/2029 (c)(h)	172,667,395	6,976,523
K101, 1.206%, 10/25/2029 (c)(h)	65,686,000	3,719,286
K103, 0.757%, 11/25/2029 (c)(h)	124,969,813	4,018,079
K105, 1.889%, 01/25/2030 (c)(h)	64,122,000	5,984,840
K107, 1.668%, 02/25/2030 (c)(h)	118,898,000	9,842,174
K108, 1.780%, 03/25/2030 (c)(h)	70,601,000	6,331,999
K108, 1.810%, 03/25/2030 (c)(h)	56,744,956	4,921,467
K110, 1.813%, 04/25/2030 (c)(h)	29,835,146	2,522,803
K112, 1.537%, 05/25/2030 (c)(h)	115,054,062	8,677,400
K111, 1.680%, 05/25/2030 (c)(h)	108,581,483	8,866,720
K112, 1.769%, 05/25/2030 (c)(h)	44,272,000	4,062,191
K114, 1.210%, 06/25/2030 (c)(h)	136,020,782	8,139,076
K115, 1.428%, 06/25/2030 (c)(h)	53,994,873	3,783,145
K114, 1.436%, 06/25/2030 (c)(h)	54,977,000	4,141,511
KG03, 1.480%, 06/25/2030 (c)(h)	15,500,059	1,067,970
K113, 1.483%, 06/25/2030 (c)(h)	113,241,383	8,231,267
K116, 1.528%, 07/25/2030 (c)(h)	98,787,414	7,302,050
K115, 1.649%, 07/25/2030 (c)(h)	40,865,759	3,531,214
K116, 1.704%, 08/25/2030 (c)(h)	23,000,000	2,082,326
K118, 1.051%, 09/25/2030 (c)(h)	120,409,395	6,278,218
K118, 1.263%, 09/25/2030 (c)(h)	35,916,184	2,424,195
K121, 1.119%, 10/25/2030 (c)(h)	48,705,051	2,678,909
K119, 1.229%, 10/25/2030 (c)(h)	51,000,000	3,338,302
KG04, 0.938%, 11/25/2030 (c)(h)	110,986,561	5,129,366
K122, 0.971%, 11/25/2030 (c)(h)	111,471,219	5,378,442
K122, 1.172%, 11/25/2030 (c)(h)	35,211,000	2,233,758
K121, 1.290%, 11/25/2030 (c)(h)	70,786,000	4,985,529
K123, 1.067%, 12/25/2030 (c)(h)	108,000,000	6,275,956
K125, 0.674%, 01/25/2031 (c)(h)	283,219,781	9,370,270
K125, 0.873%, 01/25/2031 (c)(h)	103,992,000	4,926,954
K124, 1.027%, 01/25/2031 (c)(h)	89,626,000	4,991,344
K1502, 1.100%, 01/25/2031 (c)(h)	29,204,180	1,474,096
K127, 0.594%, 02/25/2031 (c)(h)	186,332,000	5,758,702
K128, 0.612%, 03/25/2031 (c)(h)	153,772,585	4,644,009
K128, 0.829%, 03/25/2031 (c)(h)	37,700,000	1,726,155

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Freddie Mac Multifamily Structured
Pass Through Certificates (Cont.)
K129, 1.325%, 05/25/2031 (c)(h)	$31,700,000	$2,386,626
K130, 1.143%, 06/25/2031 (c)(h)	122,647,082	7,665,259
K131, 0.830%, 07/25/2031 (c)(h)	135,508,970	6,141,510
K130, 1.321%, 07/25/2031 (c)(h)	43,372,188	3,367,313
K138, 0.794%, 01/25/2032 (c)(h)	195,000,000	9,234,635
K141, 0.407%, 02/25/2032 (c)(h)	184,939,545	4,075,346
K141, 0.426%, 02/25/2032 (c)(h)	195,000,000	4,579,614
K146, 2.920%, 06/25/2032 (c)	11,400,000	9,878,632
K149, 0.403%, 08/25/2032 (c)(h)	83,222,283	1,829,059
K154, 4.350%, 01/25/2033 (c)	10,000,000	9,665,275
K156, 4.430%, 02/25/2033 (c)	8,000,000	7,780,125
K155, 0.259%, 04/25/2033 (c)(h)	243,802,650	2,697,701
K157, 4.200%, 05/25/2033 (c)	10,000,000	9,550,660
K1511, 0.929%, 03/25/2034 (c)(h)	131,457,111	7,026,803
K1512, 1.052%, 04/25/2034 (c)(h)	47,399,167	2,943,228
K1513, 0.992%, 08/25/2034 (c)(h)	75,754,968	4,494,800
K1514, 0.700%, 10/25/2034 (c)(h)	80,299,771	3,595,029
K1515, 1.636%, 02/25/2035 (c)(h)	78,488,462	8,826,090
K1516, 1.629%, 05/25/2035 (c)(h)	41,658,636	4,787,919
K1517, 1.436%, 07/25/2035 (c)(h)	80,189,657	8,414,261
K1521, 1.095%, 08/25/2036 (c)(h)	95,634,108	7,883,483
K097, 1.480%, 09/25/2051 (c)(h)	66,115,000	4,425,930

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $497,548,424)		451,485,454

MUNICIPAL BONDS – 21.85%

Alabama – 0.30%

Baldwin County Public
Building Authority
2.000%, 03/01/2046	1,210,000	723,487

Water Works Board of the
City of Birmingham
2.513%, 01/01/2036	13,945,000	10,833,437
2.710%, 01/01/2038	6,835,000	5,210,727
3.573%, 01/01/2045	385,000	303,692
		17,071,343
Arizona – 0.21%

City of Tucson, AZ
2.232%, 07/01/2034	11,605,000	8,737,262

Glendale Municipal
Property Corp.
6.157%, 07/01/2033	3,050,000	3,271,078
		12,008,340
California – 4.03%

Alvord Unified School District
0.000%, 08/01/2046 (e)	2,105,000	2,274,413

Bakersfield City School District
0.000%, 05/01/2047 (e)	9,715,000	6,686,485

California Pollution Control
Financing Authority
5.000%, 07/01/2038	1,000,000	1,029,668

California Statewide Communities
Development Authority
6.076%, 06/01/2034	10,000,000	10,403,110

Chaffey Community
College District
3.000%, 06/01/2038	3,705,000	3,150,402

Chaffey Joint Union
High School District
3.143%, 08/01/2043	3,790,000	2,780,443

City of Industry, CA
4.000%, 01/01/2028	2,885,000	2,728,175

City of Los Angeles, CA
Department of Airports
1.876%, 05/15/2030	230,000	185,908

City of Montebello, CA
3.393%, 06/01/2032	2,825,000	2,451,311

City of Ontario, CA
3.779%, 06/01/2038	3,000,000	2,593,130

City of Orange, CA
2.270%, 06/01/2031	12,370,000	10,069,692

City of Sacramento, CA
Transient Occupancy Tax Revenue
3.858%, 06/01/2025	3,320,000	3,219,645

City of San Francisco, CA
Public Utilities Commission
Water Revenue
2.845%, 11/01/2041	2,000,000	1,447,521

City of Union City, CA
0.000%, 07/01/2025 (e)	2,105,000	1,904,250

City of Whittier, CA
1.566%, 06/01/2028	1,085,000	924,974

Coast Community
College District
2.957%, 08/01/2038	15,000,000	11,718,577

Cucamonga Valley Water
District Financing Authority
3.010%, 09/01/2042	5,000,000	3,667,083

East Side Union
High School District
5.320%, 04/01/2036	6,505,000	6,445,340

Fullerton Public
Financing Authority
7.750%, 05/01/2031	1,145,000	1,263,639

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
California – 4.03% (Cont.)

Gateway Unified
School District, CA
0.000%, 08/01/2035 (e)	$2,315,000	$1,448,910
0.000%, 08/01/2036 (e)	2,315,000	1,363,048

Golden State Tobacco
Securitization Corp.
2.787%, 06/01/2031	15,930,000	13,091,983
3.000%, 06/01/2046	10,840,000	9,959,164

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	20,050,000	18,644,148

Los Angeles Community
College District, CA
6.600%, 08/01/2042	7,545,000	8,728,445

Norwalk-La Mirada
Unified School District
0.000%, 08/01/2038 (e)	4,450,000	2,246,248

Paramount Unified
School District
3.272%, 08/01/2051	13,425,000	9,585,467

Pasadena Unified
School District
2.881%, 05/01/2037	6,030,000	4,862,465

Peralta Community
College District
0.000%, 08/05/2031 (e)	12,350,000	10,627,168

Perris Union High School District
2.700%, 09/01/2042	3,000,000	2,067,482

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2035 (e)	7,600,000	4,829,441

Riverside County Infrastructure
Financing Authority
3.185%, 11/01/2041	4,755,000	3,529,755

San Diego County
Regional Airport Authority
3.103%, 07/01/2043	6,475,000	4,703,655

San Diego Unified School District
0.000%, 07/01/2036 (e)	7,915,000	4,772,329

San Francisco City &
County Redevelopment
Financing Authority
0.000%, 08/01/2036 (e)	5,240,000	2,600,291

Santa Ana Unified School District
0.000%, 08/01/2037 (e)	3,955,000	2,181,637

State of California
7.550%, 04/01/2039	28,000,000	34,616,162

University of California
4.767%, 05/15/2115	3,987,000	3,448,093
4.858%, 05/15/2112	4,486,000	3,953,770

West Contra Costa
Unified School District
0.000%, 08/01/2036 (e)	5,000,000	2,955,137

West Sonoma County
Union High School District
0.000%, 08/01/2037 (e)	1,840,000	1,034,504

William S. Hart Union
High School District
0.000%, 08/01/2036 (e)	1,150,000	683,993

Yosemite Community
College District
0.000%, 08/01/2038 (e)	6,110,000	3,210,854

Yuba Community College District
0.000%, 08/01/2038 (e)	5,055,000	2,691,556
		232,779,471
Colorado – 0.27%

City of Aurora, CO Water Revenue
2.720%, 08/01/2046	880,000	587,890

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	2,225,000	2,117,942

Colorado Health
Facilities Authority
3.696%, 11/01/2039	4,825,000	3,936,778
3.796%, 11/01/2044	11,815,000	9,089,119
		15,731,729
Connecticut – 0.50%

State of Connecticut
3.000%, 01/15/2036	5,000,000	4,479,409
3.000%, 01/15/2037	7,075,000	6,187,943
3.000%, 06/01/2037	8,620,000	7,461,774

State of Connecticut
Special Tax Revenue
3.125%, 05/01/2040	6,975,000	5,795,054

Town of West Hartford, CT
2.764%, 07/01/2041	7,025,000	5,240,408
		29,164,588

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
District of Columbia – 0.29%

District of Columbia
Water & Sewer Authority
4.814%, 10/01/2114	$2,095,000	$1,850,229

Metropolitan Washington
Airports Authority Dulles
Toll Road Revenue
3.562%, 10/01/2041	1,825,000	1,450,075
8.000%, 10/01/2047	10,460,000	13,404,079
		16,704,383
Florida – 1.33%

Central Florida Tourism
Oversight District
2.547%, 06/01/2035	4,500,000	3,499,634
2.731%, 06/01/2038	18,500,000	13,976,547

City of Gainesville, FL
0.000%, 10/01/2027 (e)	4,610,000	3,701,023
0.000%, 10/01/2028 (e)	1,400,000	1,066,741
3.047%, 10/01/2040	10,840,000	7,958,855

City of Gainesville, FL
Utilities System Revenue
6.024%, 10/01/2040	4,445,000	4,713,302

County of Miami-Dade, FL
Seaport Department
1.962%, 10/01/2031	4,235,000	3,366,276
2.012%, 10/01/2031	6,940,000	5,539,131
2.162%, 10/01/2032	4,000,000	3,148,975

County of Miami-Dade, FL
Transit System
5.624%, 07/01/2040	17,000,000	17,645,548

JEA Water & Sewer
System Revenue
3.000%, 10/01/2041	5,045,000	4,084,595

Orlando Utilities Commission
5.662%, 10/01/2040	8,000,000	8,348,270
		77,048,897
Georgia – 0.31%

City of Atlanta, GA Water &
Wastewater Revenue
2.913%, 11/01/2043	1,625,000	1,155,237

Municipal Electric
Authority of Georgia
2.497%, 01/01/2031	10,355,000	8,541,706

State of Georgia
2.250%, 07/01/2039	5,000,000	3,452,929

Tift County Hospital Authority
2.977%, 12/01/2042	2,150,000	1,527,913

Valdosta & Lowndes
County Hospital Authority
2.604%, 10/01/2030	2,000,000	1,687,766
3.000%, 10/01/2029	2,000,000	1,770,247
		18,135,798
Hawaii – 0.29%

City & County Honolulu, HI
Wastewater System Revenue
2.574%, 07/01/2041	5,000,000	3,475,855

State of Hawaii
2.245%, 08/01/2038	3,875,000	2,720,458
2.800%, 10/01/2038	10,000,000	7,566,757
2.830%, 10/01/2039	1,730,000	1,286,471
2.870%, 10/01/2041	2,270,000	1,630,679
		16,680,220
Illinois – 0.25%

Illinois Finance Authority
3.510%, 05/15/2041	7,000,000	5,243,295

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2036 (e)	4,025,000	2,296,820
0.000%, 06/15/2038 (e)	2,750,000	1,387,139
0.000%, 12/15/2036 (e)	5,000,000	2,802,189

State of Illinois
5.750%, 01/01/2037	3,000,000	2,994,146
		14,723,589
Indiana – 0.17%

Indiana Finance Authority
4.807%, 07/15/2035	3,000,000	2,953,201

Indianapolis Local Public
Improvement Bond Bank
2.473%, 01/01/2040	9,500,000	6,938,229
		9,891,430
Kansas – 0.03%

Kansas Development
Finance Authority
4.927%, 04/15/2045	2,015,000	1,944,622

Kentucky – 0.10%

County of Warren, KY
3.921%, 12/01/2031	825,000	769,787
4.397%, 12/01/2038	1,540,000	1,421,721

Louisville and Jefferson County
Metropolitan Sewer District
2.250%, 05/15/2044	5,215,000	3,505,596
		5,697,104

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Louisiana – 0.47%

City of New Orleans, LA
Sewerage Service Revenue
1.791%, 06/01/2030	$1,000,000	$819,661
1.891%, 06/01/2031	1,575,000	1,262,896

City of New Orleans, LA
Water System Revenue
1.691%, 12/01/2029	1,800,000	1,479,817
1.841%, 12/01/2030	3,120,000	2,511,947
1.941%, 12/01/2031	1,635,000	1,288,370
2.889%, 12/01/2041	3,030,000	2,158,933

East Baton Rouge
Sewerage Commission
2.437%, 02/01/2039	2,500,000	1,831,121

Louisiana Local Government
Environmental Facilities &
Community Development Auth
2.587%, 02/01/2043	1,375,000	908,205

State of Louisiana Gasoline
& Fuels Tax Revenue
2.530%, 05/01/2041	12,055,000	8,522,664
2.830%, 05/01/2043	9,535,000	6,660,625
		27,444,239
Maine – 0.18%

Maine Health & Higher
Educational Facilities Authority
3.118%, 07/01/2043	14,250,000	10,228,127

Maryland – 0.22%

Maryland Health & Higher
Educational Facilities Authority
3.052%, 07/01/2040	10,000,000	7,411,121

Maryland Stadium Authority
2.805%, 05/01/2040	7,000,000	5,251,994
		12,663,115
Massachusetts – 0.13%

Commonwealth of Massachusetts
2.375%, 09/01/2043	3,250,000	2,275,855
2.514%, 07/01/2041	3,370,000	2,451,043

Massachusetts Educational
Financing Authority
3.455%, 07/01/2028	2,000,000	1,845,021
3.831%, 07/01/2024	450,000	443,923

Massachusetts State College
Building Authority
5.932%, 05/01/2040	550,000	565,701
		7,581,543
Michigan – 1.22%

City of Detroit, MI
4.000%, 04/01/2044	8,700,000	6,510,760

Detroit City School District
7.747%, 05/01/2039	11,625,000	13,493,113

Great Lakes Water Authority
Sewage Disposal System Revenue
3.056%, 07/01/2039	14,060,000	11,068,452

Michigan Finance Authority
3.084%, 12/01/2034	5,095,000	4,312,377
3.267%, 06/01/2039	19,000,000	16,752,443
3.610%, 11/01/2032	3,000,000	2,753,955

University of Michigan
4.454%, 04/01/2122	19,061,000	15,804,537
		70,695,637
Minnesota – 0.57%

State of Minnesota
2.875%, 06/01/2041	16,435,000	12,144,809

Western Minnesota
Municipal Power Agency
3.156%, 01/01/2039	17,500,000	14,235,185

White Bear Lake Independent
School District No. 624
3.000%, 02/01/2044	8,330,000	6,637,692
		33,017,686
Mississippi – 0.09%

Mississippi Development Bank
5.460%, 10/01/2036	5,260,000	5,258,990

Missouri – 0.12%

Kansas City Land Clearance
Redevelopment Authority
6.400%, 10/15/2040	7,935,000	6,931,299

Nebraska – 0.04%

District Energy Corp.
2.390%, 07/01/2036	2,830,000	2,206,707

Nevada – 0.31%

City of North Las Vegas, NV
6.572%, 06/01/2040	13,200,000	14,575,781

County of Clark, NV
3.000%, 07/01/2038	4,000,000	3,338,006
		17,913,787
New Hampshire – 0.06%

New Hampshire Business
Finance Authority
3.278%, 10/01/2037	4,845,000	3,206,761

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
New Jersey – 1.02%

City of Bayonne, NJ
2.814%, 07/01/2039	$5,725,000	$4,113,322

Clifton Board Of Education
2.125%, 08/15/2044	4,560,000	2,905,779

County of Essex, NJ
2.000%, 09/01/2044	3,560,000	2,257,232

Mercer County
Improvement Authority
8.270%, 12/01/2034	13,960,000	16,655,481

New Jersey Economic
Development Authority
0.000%, 02/15/2025 (e)	20,188,000	18,613,600

New Jersey Institute
of Technology
3.323%, 07/01/2024	770,000	754,639
3.415%, 07/01/2042	6,455,000	5,160,798

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2040 (e)	10,045,000	4,450,439

New Jersey Turnpike Authority
2.782%, 01/01/2040	5,220,000	3,783,354
		58,694,644
New York – 0.60%

New York City Industrial
Development Agency
2.436%, 01/01/2036	5,850,000	4,242,128

New York Liberty
Development Corp.
2.250%, 02/15/2041	13,595,000	9,413,054
3.000%, 02/15/2042	5,500,000	4,215,603
3.000%, 09/15/2043	12,500,000	9,891,518

New York State
Dormitory Authority
5.096%, 08/01/2034	3,125,000	2,783,270

Triborough Bridge &
Tunnel Authority
2.917%, 05/15/2040	3,890,000	2,839,909

Western Nassau County
Water Authority
2.958%, 04/01/2041	1,500,000	1,087,542
		34,473,024
North Carolina – 0.08%

North Carolina State
University at Raleigh
3.020%, 10/01/2042	4,000,000	2,944,777

University of North
Carolina at Charlotte
2.762%, 04/01/2043	2,000,000	1,429,052
		4,373,829
Ohio – 1.10%

American Municipal Power, Inc.
6.449%, 02/15/2044	5,000,000	5,468,753
7.499%, 02/15/2050	4,500,000	5,453,463
7.834%, 02/15/2041	9,400,000	11,571,976

County of Hamilton, OH
3.374%, 06/01/2034	285,000	240,436
3.756%, 06/01/2042	11,655,000	9,070,406

Franklin County Convention
Facilities Authority
2.472%, 12/01/2034	22,100,000	16,950,707

JobsOhio Beverage System
2.833%, 01/01/2038	7,540,000	5,929,564

Ohio Higher Educational
Facility Commission
4.500%, 12/01/2026	4,025,000	3,822,195

Ohio State University
4.800%, 06/01/2111	3,111,000	2,719,448

South-Western City
School District
0.000%, 12/01/2028 (e)	2,735,000	2,105,175
		63,332,123
Oklahoma – 0.62%

Oklahoma City Economic
Development Trust
1.891%, 03/01/2031	1,545,000	1,251,196

Oklahoma Development
Finance Authority
4.623%, 06/01/2044	5,000,000	4,812,793
5.269%, 10/01/2042	10,000,000	9,979,505
5.450%, 08/15/2028	4,520,000	3,930,837

Oklahoma Municipal
Power Authority
2.501%, 01/01/2035	3,475,000	2,673,500
2.551%, 01/01/2036	2,390,000	1,805,728
2.803%, 01/01/2041	15,500,000	11,218,801
		35,672,360
Oregon – 0.07%

Hospital Facilities Authority of
Multnomah County Oregon
1.250%, 06/01/2026	2,610,000	2,376,540

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Oregon – 0.07% (Cont.)

Oregon Health &
Science University
2.850%, 07/01/2030	$1,000,000	$880,867

State of Oregon
2.369%, 08/01/2041	1,205,000	838,712
		4,096,119
Pennsylvania – 0.85%

Berks County Industrial
Development Authority
3.950%, 05/15/2024	250,000	245,794
4.450%, 05/15/2027	800,000	775,755

Commonwealth
Financing Authority
2.991%, 06/01/2042	10,260,000	7,579,766
3.657%, 06/01/2038	13,820,000	11,912,225
3.807%, 06/01/2041	5,055,000	4,270,110

Commonwealth of Pennsylvania
3.000%, 05/15/2036	1,255,000	1,112,164

Montgomery County Industrial
Development Authority
3.150%, 11/15/2028	10,000,000	8,673,950

Pennsylvania Economic
Development Financing Authority
3.143%, 06/15/2042	7,600,000	5,991,099

Pennsylvania
Turnpike Commission
3.000%, 12/01/2042	9,830,000	7,556,379

Union County Hospital Authority
4.400%, 08/01/2028	1,060,000	1,036,696
		49,153,938
Puerto Rico – 0.34%

Commonwealth of Puerto Rico
0.000%, 07/01/2024 (e)	74,866	72,147
0.000%, 07/01/2033 (e)	592,257	360,865
0.000%, 11/01/2043 (e)	2,173,403	1,122,019
4.000%, 07/01/2033	460,219	430,941
4.000%, 07/01/2035	413,675	380,192
4.000%, 07/01/2037	355,042	319,433
4.000%, 07/01/2041	482,722	417,437
4.000%, 07/01/2046	502,024	417,923
5.375%, 07/01/2025	512,555	522,305
5.625%, 07/01/2027	507,913	529,730
5.625%, 07/01/2029	499,673	528,674
5.750%, 07/01/2031	485,328	524,924

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	10,083,109	8,242,942

Puerto Rico Highway &
Transportation Authority
0.000%, 07/01/2026 (e)	7,000,000	5,825,717
		19,695,249
South Carolina – 0.08%

South Carolina Jobs-Economic
Development Authority
2.729%, 07/01/2030	5,725,000	4,789,793

Tennessee – 0.51%

Metropolitan Government
Nashville & Davidson County
Sports Authority
5.597%, 07/01/2056	13,000,000	13,543,538

New Memphis Arena
Public Building Authority
0.000%, 04/01/2044 (e)	4,220,000	1,466,954
0.000%, 04/01/2045 (e)	2,000,000	655,897
0.000%, 04/01/2046 (e)	3,200,000	990,587

Tennessee State School
Bond Authority
2.561%, 11/01/2041	8,000,000	5,641,687
2.661%, 11/01/2045	11,405,000	7,431,850
		29,730,513
Texas – 3.43%

Board of Regents of the
University of Texas System
5.134%, 08/15/2042	3,410,000	3,409,377

Central Texas Regional
Mobility Authority
3.267%, 01/01/2045	3,900,000	2,768,149

City of Dallas, TX
0.000%, 02/15/2032 (e)	15,000,000	9,608,765

City of Dallas, TX Waterworks &
Sewer System Revenue
2.772%, 10/01/2040	6,525,000	4,776,928

City of El Paso, TX
6.018%, 08/15/2035	3,000,000	3,199,943

City of Houston, TX
3.961%, 03/01/2047	8,300,000	7,227,259
5.508%, 03/01/2036	5,400,000	5,544,656
5.538%, 03/01/2037	4,100,000	4,220,616
6.290%, 03/01/2032	795,000	830,071

City of Houston, TX
Airport System Revenue
6.880%, 01/01/2028	1,750,000	1,805,604

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,499,738

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Texas – 3.43% (Cont.)

City of San Antonio TX
Electric & Gas Systems Revenue
5.000%, 02/01/2039	$10,000,000	$10,947,976
5.250%, 02/01/2040	5,000,000	5,551,078

City of San Antonio, TX
Electric & Gas Systems Revenue
5.718%, 02/01/2041	15,650,000	16,363,629
5.985%, 02/01/2039	13,425,000	14,346,743

Colony Economic
Development Corp.
7.250%, 10/01/2042	5,000,000	4,739,787

County of Bexar, TX
2.863%, 06/15/2043	7,100,000	5,038,811

Dallas Fort Worth
International Airport
2.843%, 11/01/2046	5,435,000	3,897,371
2.994%, 11/01/2038	16,480,000	13,462,596
3.089%, 11/01/2040	16,690,000	13,046,381
5.045%, 11/01/2047	2,500,000	2,455,784

Downtown Dallas
Development Authority
0.000%, 08/15/2036 (e)	6,730,000	3,160,234

Metropolitan Transit Authority
of Harris County Sales &
Use Tax Revenue
2.599%, 11/01/2037	17,015,000	12,679,265

New Hope Cultural
Education Facilities Corp.
4.000%, 08/01/2020 (d)	169,148	—

North Texas Tollway Authority
3.000%, 01/01/2038	21,695,000	18,223,967
8.410%, 02/01/2030	4,973,000	5,484,192

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028	7,000,000	5,582,116

Port of Houston Authority
3.000%, 10/01/2039	5,000,000	4,190,305

Stafford Municipal
School District
3.084%, 08/15/2041	1,525,000	1,165,660

Texas A&M University
2.806%, 05/15/2041	6,750,000	4,938,957

Texas Transportation
Commission
2.013%, 10/01/2037	6,295,000	4,459,019
2.562%, 04/01/2042	2,500,000	1,847,014
		198,471,991
Utah – 0.35%

County of Salt Lake, UT
Convention Hotel Revenue
5.750%, 10/01/2047	5,000,000	4,224,262

Utah Transit Authority
2.774%, 12/15/2038	9,785,000	7,363,120
3.443%, 12/15/2042	11,390,000	8,769,598
		20,356,980
Virginia – 0.23%

University of Virginia
4.179%, 09/01/2117	1,470,000	1,140,368
6.200%, 09/01/2039	11,130,000	12,265,148
		13,405,516
Washington – 0.85%

County of King, WA
2.730%, 12/01/2041	5,000,000	3,648,545

King County Housing Authority
3.000%, 11/01/2039	3,500,000	2,752,474
3.000%, 06/01/2040	18,395,000	14,617,198
3.000%, 08/01/2040	1,200,000	934,002

NJB Properties
5.510%, 12/01/2036	7,320,000	7,503,802

Pierce County School
District No. 10 Tacoma
2.357%, 12/01/2039	16,810,000	11,954,603

University of Washington
3.350%, 07/01/2041	10,000,000	7,860,110
		49,270,734
West Virginia – 0.07%

Tobacco Settlement
Finance Authority
2.701%, 06/01/2030	4,770,000	4,040,826

Wisconsin – 0.16%

Milwaukee Redevelopment
Authority
0.000%, 04/01/2039 (e)	1,000,000	416,442

Public Finance Authority
4.153%, 05/15/2031	3,635,000	3,488,379
7.500%, 06/01/2029	5,750,000	5,629,589
		9,534,410
TOTAL MUNICIPAL BONDS
(Cost $1,423,871,401)		1,263,821,454

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
US GOVERNMENT NOTES/BONDS – 9.67%

United States Treasury Notes/Bonds
2.375%, 02/15/2042	$50,000,000	$37,225,586
3.250%, 05/15/2042	25,000,000	21,362,793
3.375%, 08/15/2042	40,000,000	34,735,938
4.000%, 11/15/2042	160,000,000	151,893,750
3.875%, 02/15/2043	155,000,000	144,319,531
3.875%, 05/15/2043	150,000,000	139,593,750
4.375%, 08/15/2043	30,000,000	29,939,063

TOTAL US GOVERNMENT
NOTES/BONDS
(Cost $595,975,226)		559,070,411

	SHARES

MONEY MARKET FUNDS – 1.11%
First American Government
Obligations Fund –
X Class, 5.248% (i)	$64,364,314	$64,364,314

TOTAL MONEY MARKET
FUNDS (Cost $64,364,314)		64,364,314

Total Investments
(Cost $6,446,253,437) – 98.89%		5,719,463,443

Other Assets in Excess
of Liabilities – 1.11%		64,041,604

TOTAL NET ASSETS – 100.00%		$5,783,505,047

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2023.
(b)	Perpetual maturity. The date referenced is the next call date.
(c)	Variable rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans.
(d)	Default or other conditions exist at August 31, 2023.
(e)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(f)	Step-up bond; the rate shown represents the rate at August 31, 2023.
(g)	Inverse floating rate security whose interest rate moves in opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier slope.
(h)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(i)	Seven day yield at August 31, 2023.
Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CMT	Constant Maturity Rate.
PLC	Public Limited Company.
SOFR	Secured Overnight Financing Rate
TSFR3M	3 Month Term Secured Overnight Financing Rate
The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES — 5.74%

California Housing Finance Agency
2021-2, 0.845%, 03/25/2035 (a)(b)	$31,730,999	$1,593,531

Freddie Mac Multifamily
ML Certificates
2019-ML05, 0.247%, 11/25/2033 (a)(b)
	45,959,763	739,493
2022-ML13, 0.954%, 07/25/2036 (a)(b)
	84,602,840	4,747,911
2022-ML13, 1.004%, 09/25/2036 (a)(b)
	53,718,751	3,732,379
2020-ML07, 2.016%, 10/25/2036 (a)(b)
	15,184,664	2,152,426
2019-ML06, 1.133%, 06/25/2037 (a)(b)
	10,638,180	854,778
2021-ML08, 1.869%, 07/25/2037 (a)(b)
	17,935,445	2,386,311
2021-ML10, 2.127%, 01/25/2038 (a)(b)
	14,152,082	2,188,195
2021-ML11, 0.769%, 03/25/2038 (a)(b)
	91,909,225	5,051,331
2021-ML10, 1.578%, 06/25/2038 (a)(b)
	50,664,018	5,873,480
2021-ML09, 1.490%, 02/25/2040 (a)(b)
	38,821,050	4,567,685
2021-ML12, 1.302%, 07/25/2041 (a)(b)
	19,166,816	1,865,314

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $39,204,796)		35,752,834

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES — 2.11%

California Housing Finance Agency
2021-1, 0.797%, 11/20/2035 (b)	42,030,600	2,119,183
2021-3, 0.789%, 08/20/2036 (b)	25,595,855	1,358,116

National Finance Authority
2023-2, 0.813%, 01/20/2038 (b)	60,000,000	3,449,400

New Hampshire Business
Finance Authority
2022-2, 0.697%, 10/20/2036 (b)	67,735,345	3,338,675

Washington State Housing
Finance Commission
2021-1, 0.726%, 12/20/2035 (b)	61,650,837	2,856,283

TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $13,926,290)		13,121,657

MUNICIPAL BONDS — 89.31%

Alabama — 2.58%

Black Belt Energy Gas District
5.250%, 02/01/2053	4,000,000	4,149,015
5.500%, 11/01/2053	2,585,000	2,694,114

Lower Alabama Gas District
5.000%, 09/01/2034	3,355,000	3,457,061

Southeast Energy Authority A
Cooperative District
5.500%, 01/01/2053	5,500,000	5,769,450
		16,069,640
Alaska — 0.70%

Alaska Industrial Development
& Export Authority
5.250%, 06/01/2045	2,735,000	2,633,370

CIVIC Ventures
5.000%, 09/01/2033	1,750,000	1,752,961
		4,386,331
Arizona — 1.65%

Arizona Industrial
Development Authority
1.800%, 07/01/2024	175,000	167,903

Industrial Development Authority
of the City of Phoenix Arizona
4.000%, 07/01/2026	1,900,000	1,842,687
5.000%, 07/01/2045	4,000,000	3,629,361

Park Central Community
Facilities District
4.375%, 07/01/2024	415,000	408,257

State of Arizona
Distribution Revenue
5.500%, 07/01/2038	2,060,000	2,421,876
5.500%, 07/01/2042	1,545,000	1,813,305
		10,283,389
Arkansas — 0.18%

County of Pulaski, AR
5.000%, 03/01/2039	1,025,000	1,089,454

California — 12.45%

Alhambra Unified School District
0.000%, 08/01/2037 (c)	11,000,000	6,260,835

California Educational
Facilities Authority
5.000%, 03/15/2039	1,015,000	1,168,489

California Health Facilities
Financing Authority
5.000%, 11/01/2047	7,950,000	8,683,238

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
California — 12.45% (Cont.)

California Municipal
Finance Authority
4.000%, 12/01/2026	$1,500,000	$1,430,856

California Pollution Control
Financing Authority
5.000%, 07/01/2037	1,750,000	1,811,708
5.000%, 07/01/2038	2,000,000	2,059,336

California Public Finance Authority
2.875%, 05/15/2027	1,125,000	1,021,316

City of San Diego, CA Tobacco
Settlement Revenue Funding Corp.
4.000%, 06/01/2032	980,000	967,853

Coachella Valley
Unified School District
0.000%, 08/01/2035 (c)	680,000	427,590
0.000%, 08/01/2043 (c)	1,015,000	396,050

El Rancho Unified School District
0.000%, 08/01/2035 (c)	310,000	193,570

Fowler Unified School District
5.500%, 08/01/2053	4,945,000	5,512,115

Gateway Unified School District, CA
0.000%, 08/01/2037 (c)	1,725,000	967,210

Inland Empire Tobacco
Securitization Corp.
3.678%, 06/01/2038	3,010,000	2,798,947

M-S-R Energy Authority
6.500%, 11/01/2039	3,685,000	4,378,692
6.500%, 11/01/2039	2,645,000	3,149,530

Newport Mesa
Unified School District
0.000%, 08/01/2037 (c)	100,000	58,014
0.000%, 08/01/2038 (c)	1,000,000	548,232

Oceanside Unified School District
0.000%, 08/01/2035 (c)	135,000	83,708
0.000%, 08/01/2036 (c)	175,000	102,260
0.000%, 08/01/2037 (c)	775,000	426,920
0.000%, 08/01/2039 (c)	310,000	150,630

Placentia-Yorba Linda
Unified School District
0.000%, 08/01/2041 (c)	5,325,000	2,371,996

Poway Unified School District
0.000%, 08/01/2037 (c)	6,320,000	3,567,256
0.000%, 08/01/2038 (c)	5,445,000	2,898,510
0.000%, 08/01/2046 (c)	12,000,000	3,930,786

San Bernardino City
Unified School District
0.000%, 08/01/2035 (c)	250,000	157,938

San Bernardino
Community College District
0.000%, 08/01/2038 (c)	150,000	76,194
0.000%, 08/01/2044 (c)	12,485,000	4,552,051

San Diego Unified School District
0.000%, 07/01/2037 (c)	575,000	328,887
0.000%, 07/01/2038 (c)	1,655,000	893,326
0.000%, 07/01/2040 (c)	7,260,000	3,498,092
0.000%, 07/01/2041 (c)	2,150,000	1,869,909

San Mateo Union
High School District
0.000%, 09/01/2041 (c)	1,395,000	1,323,431

Santa Barbara Secondary
High School District
0.000%, 08/01/2036 (c)	335,000	187,775
0.000%, 08/01/2040 (c)	5,805,000	2,638,084

St Helena Unified School District
0.000%, 06/01/2036	2,805,000	3,193,437

West Contra Costa
Unified School District
0.000%, 08/01/2036 (c)	5,795,000	3,425,003
		77,509,774
Colorado — 3.14%

City & County of Denver, CO
Airport System Revenue
5.750%, 11/15/2036	6,315,000	7,447,956
5.750%, 11/15/2041	5,375,000	5,996,733

City of Fruita, CO
Healthcare Revenue
5.000%, 01/01/2028	700,000	666,319

Public Authority for
Colorado Energy
6.500%, 11/15/2038	4,665,000	5,471,567
		19,582,575
Connecticut — 0.63%

State of Connecticut
5.000%, 11/15/2037	1,010,000	1,122,875

State of Connecticut
Special Tax Revenue
5.250%, 07/01/2040	2,500,000	2,793,318
		3,916,193
Delaware — 0.57%

University of Delaware
5.000%, 11/01/2038	1,600,000	1,818,592
5.000%, 11/01/2039	1,510,000	1,703,751
		3,522,343

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Florida — 9.69%

Bay County School Board
5.500%, 07/01/2041	$1,315,000	$1,448,184
5.500%, 07/01/2042	1,300,000	1,425,466

City of Jacksonville, FL
5.250%, 10/01/2037	6,000,000	6,719,169

City of Lakeland, FL
Department of Electric Utilities
5.000%, 10/01/2037	1,750,000	1,970,187
5.000%, 10/01/2038	1,480,000	1,661,308

County of Miami-Dade, FL
0.000%, 10/01/2040 (c)	5,000,000	2,240,543
0.000%, 10/01/2041 (c)	1,400,000	593,212
0.000%, 10/01/2042 (c)	1,360,000	543,249
0.000%, 10/01/2045 (c)	4,500,000	1,584,447

County of Miami-Dade, FL
Seaport Department
5.000%, 10/01/2036	1,450,000	1,536,597
5.000%, 10/01/2038	4,370,000	4,567,660

County of Miami-Dade, FL
Transit System
5.000%, 07/01/2047	7,500,000	7,948,544

County of Pasco, FL
Sales Tax Revenue
5.000%, 10/01/2042	4,240,000	4,492,599

County of Sarasota, FL
Utility System Revenue
5.250%, 10/01/2047	2,500,000	2,765,967

County of Seminole, FL
5.250%, 10/01/2039	3,520,000	3,881,258

Florida Development Finance Corp.
5.500%, 09/15/2025	925,000	904,898
5.000%, 09/15/2040	2,050,000	1,795,407

Palm Beach County School District
5.250%, 08/01/2036	1,750,000	1,981,671
5.250%, 08/01/2040	3,500,000	3,854,655

Sarasota County School Board
5.000%, 07/01/2037	875,000	985,275

School District of Broward County
5.000%, 07/01/2047	7,000,000	7,450,533
		60,350,829
Georgia — 0.30%

City of Conyers, GA
4.300%, 03/01/2031	1,185,000	1,017,590

Walton County Water &
Sewer Authority
5.250%, 02/01/2047	785,000	859,284
		1,876,874
Hawaii — 0.87%

City & County Honolulu, HI
Wastewater System Revenue
5.000%, 07/01/2042	5,000,000	5,403,158

Illinois — 4.30%

Chicago O’Hare
International Airport
5.250%, 01/01/2039	1,190,000	1,287,404

City of Joliet, IL
5.500%, 12/15/2042	2,260,000	2,479,975

County of Cook, IL
Sales Tax Revenue
5.250%, 11/15/2045	5,000,000	5,252,054

DuPage County School District
No. 58 Downers Grove
5.000%, 12/15/2036	1,045,000	1,172,456
5.000%, 12/15/2037	2,230,000	2,459,541
5.250%, 12/15/2038	180,000	198,799

Illinois State Toll Highway Authority
5.250%, 01/01/2045	2,070,000	2,259,785

Metropolitan Pier &
Exposition Authority
0.000%, 12/15/2036 (c)	6,500,000	3,642,845

Sales Tax Securitization Corp.
5.000%, 01/01/2035	1,000,000	1,093,194
5.000%, 01/01/2035	1,500,000	1,633,686
5.000%, 01/01/2036	1,100,000	1,185,372

Will County School District
No. 114 Manhattan
5.500%, 01/01/2045	3,765,000	4,114,661
		26,779,772
Indiana — 6.04%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	504,476

Clark-Pleasant Community
School Building Corp.
5.250%, 01/15/2042	2,500,000	2,724,975

Fort Wayne
Redevelopment Authority
5.000%, 12/15/2041	2,040,000	2,185,861

Franklin Township-Marion County
Multiple School Building Corp.
5.000%, 07/15/2040	4,520,000	4,854,493

Greater Clark Building Corp.
6.000%, 07/15/2038	1,875,000	2,191,238
6.000%, 01/15/2042	5,260,000	6,136,405

Indiana Finance Authority
5.000%, 01/01/2042	1,000,000	1,051,410

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Indiana — 6.04% (Cont.)

IPS Multi-School Building Corp.
5.500%, 07/15/2042	$1,250,000	$1,366,977

Lake Ridge Multi-School
Building Corp.
5.500%, 07/15/2040	1,500,000	1,665,313

Merrillville Multi
School Building Corp.
5.000%, 01/15/2042	8,890,000	9,417,018

Tippecanoe County
School Building Corp.
6.000%, 01/15/2042	4,740,000	5,533,653
		37,631,819
Iowa — 0.73%

Iowa Tobacco Settlement Authority
4.000%, 06/01/2049	4,680,000	4,562,137

Kentucky — 1.12%

County of Trimble, KY
1.300%, 09/01/2044	3,500,000	3,017,042

Kentucky Economic
Development Finance Authority
5.000%, 05/15/2026	625,000	604,195

Kentucky State Property &
Building Commission
5.250%, 06/01/2037	3,025,000	3,360,282
		6,981,519
Louisiana — 0.67%

Ernest N Morial New Orleans
Exhibition Hall Authority
5.000%, 07/15/2039	2,210,000	2,379,192

Louisiana Stadium &
Exposition District
5.000%, 07/01/2039	1,655,000	1,791,138
		4,170,330
Maryland — 0.99%

Maryland Stadium Authority
5.000%, 05/01/2050	5,775,000	6,181,481

Michigan — 5.32%

Garden City School District, MI
5.000%, 05/01/2046	1,505,000	1,579,952
5.000%, 05/01/2048	1,640,000	1,711,020

Great Lakes Water Authority
Sewage Disposal System Revenue
5.250%, 07/01/2042	9,905,000	10,786,609

Great Lakes Water Authority
Water Supply System Revenue
5.250%, 07/01/2042	3,000,000	3,264,697

Hemlock Public School District
5.000%, 05/01/2045	1,200,000	1,270,067

Holly Area School District
5.250%, 05/01/2048	8,235,000	8,986,235

Michigan Finance Authority
3.875%, 10/01/2023	250,000	249,904
3.267%, 06/01/2039	6,000,000	5,290,245
		33,138,729
Minnesota — 0.33%

City of Minneapolis, MN
5.750%, 07/01/2055	1,000,000	964,586

City of Rochester, MN
5.000%, 11/15/2035	645,000	756,036

University of Minnesota
5.000%, 08/01/2036	300,000	354,735
		2,075,357
Nebraska — 0.34%

Central Plains Energy Project
5.000%, 09/01/2034	2,000,000	2,117,374

Nevada — 1.29%

County of Clark, NV
5.000%, 07/01/2038	3,000,000	3,299,111

Las Vegas Convention &
Visitors Authority
5.000%, 07/01/2038	3,000,000	3,239,019

State of Nevada Department
of Business & Industry
8.125%, 01/01/2050	1,500,000	1,500,404
		8,038,534
New Jersey — 1.75%

New Jersey Economic
Development Authority
5.500%, 01/01/2027	300,000	301,394
5.250%, 06/15/2037	1,560,000	1,671,628
5.250%, 06/15/2038	1,935,000	2,056,043

New Jersey Transportation
Trust Fund Authority
5.250%, 06/15/2036	1,900,000	2,120,039
0.000%, 12/15/2037 (c)	3,395,000	1,806,099
0.000%, 12/15/2038 (c)	1,125,000	565,346
0.000%, 12/15/2039 (c)	5,000,000	2,354,714
		10,875,263
New York — 4.95%

Build NYC Resource Corp.
4.000%, 06/15/2031	600,000	558,022
4.000%, 06/15/2041	1,350,000	1,079,985

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
New York — 4.95% (Cont.)

City of New York, NY
5.250%, 10/01/2041	$2,500,000	$2,756,083

New York City Transitional
Finance Authority Future
Tax Secured Revenue
5.250%, 08/01/2042	5,000,000	5,487,807
5.500%, 11/01/2045	9,825,000	10,940,558

New York State
Dormitory Authority
5.000%, 10/01/2048	4,000,000	4,473,195

Port Authority of
New York & New Jersey
5.000%, 07/15/2037	3,000,000	3,267,985

Triborough Bridge &
Tunnel Authority
5.000%, 05/15/2043	2,105,000	2,258,918
		30,822,553
North Carolina — 2.17%

Town of Clayton, NC
Water & Sewer Revenue
5.000%, 08/01/2038	925,000	1,024,003

University of North Carolina
at Chapel Hill
5.000%, 02/01/2045	5,100,000	5,524,582
5.000%, 02/01/2049	5,225,000	5,612,284

Watauga Public Facilities Corp.
5.250%, 06/01/2042	1,250,000	1,375,829
		13,536,698
North Dakota — 0.31%

City of Larimore, ND
0.850%, 05/01/2024	2,000,000	1,942,599

Ohio — 1.04%

County of Hamilton, OH
5.000%, 11/15/2049	5,500,000	5,861,487

Ohio Higher Educational
Facility Commission
3.750%, 12/01/2023	615,000	609,660
		6,471,147
Oregon — 1.01%

Hospital Facilities Authority of
Multnomah County Oregon
0.950%, 06/01/2027	1,000,000	874,967

Medford Hospital
Facilities Authority
5.000%, 10/01/2024	450,000	450,509

Port of Portland OR
Airport Revenue
5.000%, 07/01/2037	2,000,000	2,131,894

State of Oregon Department
of Transportation
5.000%, 11/15/2038	2,500,000	2,811,382
		6,268,752
Pennsylvania — 4.05%

Allegheny County
Sanitary Authority
5.750%, 06/01/2047	6,835,000	7,731,583

City of Philadelphia, PA
Water & Wastewater Revenue
5.500%, 06/01/2047	5,365,000	5,824,928

Delaware Valley Regional
Finance Authority
4.520% (1 Month LIBOR USD +
0.880%), 09/01/2048	1,000,000	997,230

Pennsylvania Turnpike Commission
5.250%, 12/01/2041	1,000,000	1,099,440
5.250%, 12/01/2042	1,000,000	1,094,977

Pittsburgh Water & Sewer Authority
5.000%, 09/01/2038	2,225,000	2,457,856
5.000%, 09/01/2039	2,860,000	3,138,064

Southeastern Pennsylvania
Transportation Authority
5.250%, 06/01/2041	2,585,000	2,860,693
		25,204,771
Puerto Rico — 1.24%

Commonwealth of Puerto Rico
0.000%, 07/01/2024 (c)	23,978	23,107
5.375%, 07/01/2025	164,169	167,292
5.625%, 07/01/2027	162,682	169,670
5.625%, 07/01/2029	160,042	169,331
5.750%, 07/01/2031	155,448	168,130
0.000%, 07/01/2033 (c)	189,697	115,583
4.000%, 07/01/2033	147,407	138,029
4.000%, 07/01/2035	132,497	121,772
4.000%, 07/01/2037	113,718	102,313
4.000%, 07/01/2041	154,613	133,703
0.000%, 11/01/2043 (c)	696,364	359,498
4.000%, 07/01/2046	160,797	133,860

GDB Debt Recovery
Authority of Puerto Rico
7.500%, 08/20/2040	2,971,238	2,428,987

Puerto Rico Highway &
Transportation Authority
5.850%, 03/01/2027	1,395,000	1,397,790

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Puerto Rico — 1.24% (Cont.)

Puerto Rico Sales Tax Financing
Corp. Sales Tax Revenue
0.000%, 07/01/2024 (c)	$872,000	$843,857
0.000%, 07/01/2029 (c)	1,589,000	1,243,193
		7,716,115
Rhode Island — 1.30%

Rhode Island Health and
Educational Building Corp.
5.500%, 05/15/2042	3,335,000	3,714,136
5.500%, 05/15/2047	4,000,000	4,406,683
		8,120,819
South Carolina — 1.26%

County of Horry, SC
5.250%, 09/01/2047	4,000,000	4,263,250

South Island Public Service District
5.250%, 04/01/2042	3,325,000	3,571,593
		7,834,843
Tennessee — 0.74%

Metropolitan Nashville
Airport Authority
5.250%, 07/01/2035	1,500,000	1,644,889
5.500%, 07/01/2036	1,125,000	1,259,553
5.500%, 07/01/2037	1,550,000	1,718,397
		4,622,839
Texas — 10.33%

Board of Regents of the
University of Texas System
5.000%, 08/15/2049	7,000,000	7,800,423

Celina Independent School District
5.000%, 02/15/2047	5,000,000	5,332,371

City of Austin, TX Water &
Wastewater System Revenue
5.000%, 11/15/2040	1,225,000	1,329,997
5.000%, 11/15/2041	1,700,000	1,838,495

City of Houston, TX
Airport System Revenue
5.250%, 07/01/2039	2,745,000	2,954,250

City of San Antonio, TX
Electric & Gas Systems Revenue
5.000%, 02/01/2038	6,000,000	6,612,957
5.000%, 02/01/2039	3,265,000	3,574,514
5.250%, 02/01/2040	6,000,000	6,661,294

Colony Economic
Development Corp.
7.250%, 10/01/2042	1,500,000	1,421,936

Colony Local Development Corp.
7.250%, 10/01/2033	700,000	700,322

Lower Colorado River Authority
5.500%, 05/15/2047	5,000,000	5,404,647

North Texas Tollway Authority
0.000%, 01/01/2036 (c)	1,000,000	601,830
0.000%, 01/01/2038 (c)	545,000	286,725
5.250%, 01/01/2038	4,100,000	4,473,777

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028	3,000,000	2,392,336

Pottsboro Higher Education
Finance Corp.
2.000%, 08/15/2040	775,000	512,293

Van Alstyne Independent
School District
5.000%, 02/15/2047	5,935,000	6,329,524

Waxahachie Independent
School District
5.000%, 02/15/2039	1,000,000	1,096,851

West Harris County
Regional Water Authority
5.500%, 12/15/2042	4,500,000	5,018,491
		64,343,033
Utah — 2.09%

City of Salt Lake City, UT
Airport Revenue
5.250%, 07/01/2038	1,075,000	1,167,269
5.250%, 07/01/2039	1,000,000	1,080,394

Wasatch County School District
Local Building Authority
5.500%, 06/01/2047	7,570,000	8,266,472

Wildflower Improvement
Association
6.625%, 03/01/2031	2,650,002	2,514,100
		13,028,235
Washington — 1.83%

Central Puget Sound
Regional Transit Authority
5.000%, 11/01/2046	10,000,000	11,046,041

Washington State Housing
Finance Commission
5.000%, 01/01/2055	500,000	370,168
		11,416,209
Washington DC — 1.03%

District of Columbia
5.500%, 07/01/2047	4,750,000	5,296,205

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Washington DC — 1.03% (Cont.)

Washington Metropolitan
Area Transit Authority
Dedicated Revenue
5.000%, 07/15/2038	$1,000,000	$1,109,603
		6,405,808
Wisconsin — 0.32%

Public Finance Authority
7.500%, 06/01/2029	2,000,000	1,958,118

TOTAL MUNICIPAL BONDS
(Cost $568,094,073)		556,235,414

	SHARES

MONEY MARKET FUNDS — 3.28%
First American Government
Obligations Fund –
X Class, 5.248% (d)	20,441,139	$20,441,139

TOTAL MONEY MARKET FUNDS
(Cost $20,441,139)		20,441,139

Total Investments
(Cost $641,666,298) — 100.44%		625,551,044

Liabilities in Excess
of Other Assets — (0.44)%		(2,705,785)

TOTAL NET ASSETS — 100.00%		$622,845,259

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents a security issued at a discount to its face value but pays no interest.
(d)	Seven-day yield as of August 31, 2023.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES – 8.29%

American Credit Acceptance
Receivables Trust
2021-2, 2.540%, 07/13/2027	$1,000,000	$942,662
2022-3, 4.860%, 10/13/2028	1,000,000	981,139

Exeter Automobile
Receivables Trust
2021-2A, 2.900%, 07/17/2028	1,500,000	1,394,980
2022-2A, 3.850%, 07/17/2028	1,000,000	970,861

GLS Auto Receivables Issuer Trust
2022-3A, 4.920%, 01/15/2027	1,000,000	984,345
2020-2A, 7.480%, 04/15/2027	1,225,000	1,232,695
2021-2A, 2.870%, 05/15/2028	1,000,000	908,711

TOTAL ASSET BACKED SECURITIES
(Cost $7,451,121)		7,415,393

COLLATERALIZED LOAN
OBLIGATIONS – 11.83%

Apidos CLO XII
2013-12A, 10.970% (TSFR3M +
5.662%), 04/15/2031 (a)	1,000,000	865,888

Apidos CLO XXXI
2019-31A, 12.170% (TSFR3M +
6.862%), 04/15/2031 (a)	1,000,000	955,171

Ares XXXIX CLO Ltd.
2016-39A, 8.922% (TSFR3M +
3.612%), 04/18/2031 (a)	1,000,000	951,457

Ares XXXVII CLO Ltd.
2015-4A, 8.220% (TSFR3M +
2.912%), 10/15/2030 (a)	1,000,000	959,953

Burnham Park CLO Ltd.
2016-1A, 8.438% (TSFR3M +
3.112%), 10/20/2029 (a)	1,000,000	974,931

Buttermilk Park CLO Ltd.
2018-1A, 8.670% (TSFR3M +
3.362%), 10/15/2031 (a)	1,000,000	912,175

Cayuga Park CLO Ltd.
2020-1A, 11.570% (TSFR3M +
6.262%), 07/17/2034 (a)	1,250,000	1,177,285

Goldentree Loan
Management US CLO 2 Ltd.
2017-2A, 10.288% (TSFR3M +
4.962%), 11/28/2030 (a)	1,000,000	939,859

Magnetite XV Ltd.
2015-15A, 10.813% (TSFR3M +
5.462%), 07/25/2031 (a)	1,000,000	954,006

Neuberger Berman Loan
Advisers CLO 33 Ltd.
2019-33A, 8.470% (TSFR3M +
3.162%), 10/16/2033 (a)	1,000,000	953,985

Neuberger Berman Loan
Advisers CLO 35 Ltd.
2019-35A, 12.582% (TSFR3M +
7.262%), 01/19/2033 (a)	1,000,000	944,043

TOTAL COLLATERALIZED LOAN
OBLIGATIONS (Cost $10,358,975)		10,588,753

CORPORATE BONDS – 42.68%

Diversified Consumer
Services – 2.25%

Prime Security Services
Borrower, LLC
3.375%, 08/31/2027	1,163,000	1,035,404

Washington University
4.349%, 04/15/2122	1,200,000	975,085

Real Estate Management
& Development – 1.13%

Cushman & Wakefield
US Borrower, LLC
8.875%, 09/01/2031	1,000,000	1,009,410

Banks – 12.49%

Banner Corp.
5.000% to 06/30/2025
then TSFR3M + 4.890%,
06/30/2030 (a)	1,000,000	908,871

Barclays PLC
6.125% (5 Year CMT Rate +
5.867%), 12/15/2025 (a)(b)	1,000,000	888,700

Deutsche Bank AG
7.079% to 11/10/2032 then SOFR +
3.650%, 02/10/2034 (a)	1,000,000	951,514

First Busey Corp.
5.250% to 06/01/25 then TSFR3M +
5.110%, 06/01/2030 (a)	1,000,000	895,507

First Financial Bancorp.
5.250% to 05/15/2025
then TSFR3M + 5.090%,
05/15/2030 (a)	1,000,000	918,241

National Australia Bank Ltd.
3.347% (5 Year CMT Rate +
1.700%), 01/12/2037 (a)	1,000,000	783,321

Park National Corp.
4.500% to 09/01/2025
then TSFR3M + 4.390%,
09/01/2030 (a)	1,250,000	1,107,393

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
Banks – 12.49% (Cont.)

Renasant Corp.
3.000% to 12/01/2026 then TSFR3M +
1.910%, 12/01/2031 (a)	$1,000,000	$836,419

Synovus Financial Corp.
5.900% (5 Year Swap Rate USD +
3.379%), 02/07/2029 (a)	1,000,000	937,658

Texas Capital Bancshares, Inc.
4.000% (5 Year CMT Rate +
3.150%), 05/06/2031 (a)	1,000,000	829,419

Western Alliance Bank
5.250% to 06/01/2025 then TSFR3M +
5.120%, 06/01/2030 (a)	1,500,000	1,372,500

WSFS Financial Corp.
2.750% to 12/15/25 then SOFR +
2.485%, 12/15/2030 (a)	1,000,000	753,036

Capital Markets – 2.32%

Ares Capital Corp.
3.200%, 11/15/2031	1,300,000	1,011,981

MSCI, Inc.
3.625%, 11/01/2031	1,250,000	1,061,268

Consumer Finance – 3.90%

Ally Financial, Inc.
6.700%, 02/14/2033	1,250,000	1,133,209

Ford Motor Credit Co. LLC
7.350%, 03/06/2030	1,250,000	1,273,570

OneMain Finance Corp.
5.375%, 11/15/2029	1,250,000	1,082,750

Containers & Packaging – 0.95%

Graphic Packaging International, LLC
3.750%, 02/01/2030	1,000,000	853,335

Distributors – 1.11%

LKQ Corp.
6.250%, 06/15/2033	1,000,000	993,731

Electrical Equipment – 1.11%

Regal Rexnord Corp.
6.300%, 02/15/2030	1,000,000	996,452

Financial Services – 0.19%

Compeer Financial FLCA
3.375% to 06/01/2031 then SOFR +
1.965%, 06/01/2036 (a)	250,000	167,350

Healthcare Providers
& Services – 0.94%

Centene Corp.
3.000%, 10/15/2030	1,000,000	837,400

Hotels, Restaurants & Leisure – 0.92%

Station Casinos, LLC
4.625%, 12/01/2031	1,000,000	825,270

Household Durables – 2.22%

M/I Homes, Inc.
3.950%, 02/15/2030	1,300,000	1,112,553

Meritage Homes Corp.
3.875%, 04/15/2029	1,000,000	873,705

Machinery – 0.93%

Allison Transmission, Inc.
3.750%, 01/30/2031	1,000,000	836,291

Media – 2.70%

CCO Holdings Capital Corp.
4.750%, 02/01/2032	1,500,000	1,242,623

Sirius XM Radio, Inc.
3.875%, 09/01/2031	1,500,000	1,168,842

Retail REITs – 0.85%

American Finance Trust, Inc.
4.500%, 09/30/2028	1,000,000	759,758

Software – 0.93%

Oracle Corp.
3.850%, 07/15/2036	1,000,000	829,885

Specialty Retail – 5.36%

Asbury Automotive Group, Inc.
5.000%, 02/15/2032	1,000,000	858,715

AutoNation, Inc.
3.850%, 03/01/2032	1,250,000	1,059,390

Group 1 Automotive, Inc.
4.000%, 08/15/2028	1,300,000	1,155,554

Ken Garff Automotive, LLC
4.875%, 09/15/2028	1,000,000	870,965

Lithia Motors, Inc.
4.375%, 01/15/2031	1,000,000	851,702

Technology Hardware,
Storage & Peripherals – 1.29%

Dell International, LLC
8.100%, 07/15/2036	1,000,000	1,153,242

Utilities – 1.09%

CoServ Securitization, LLC
2022, 5.321%, 02/15/2048	1,000,000	971,985

TOTAL CORPORATE BONDS
(Cost $39,461,756)		38,184,004

NON-AGENCY RESIDENTIAL
MORTGAGE BACKED
SECURITIES – 3.50%

Banc of America
Alternative Loan Trust
2006-2, 6.500%, 03/25/2036	1,448,385	1,162,186

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE
CHL Mortgage Pass-Through Trust
2006-17, 6.000% (TSFR1M +
0.664%), 12/25/2036 (a)	$343,969	$143,887

Credit Suisse First Boston
Mortgage Securities Corp.
2005-11, 5.500%, 12/25/2035	355,648	153,976

Volt, LLC
2021-NPL4, 4.949%, 03/27/2051 (c)	350,000	277,778

WaMu Mortgage Pass-Through
Certificates Series Trust
2006-AR12, 3.840%, 10/25/2036 (d)	1,542,659	1,395,140

TOTAL NON-AGENCY RESIDENTIAL
MORTGAGE BACKED SECURITIES
(Cost $3,554,579)		3,132,967

NON-AGENCY COMMERCIAL
MORTGAGE BACKED
SECURITIES – 16.43%

BANK
2019-BNK23, 3.623%,
12/15/2052 (d)	1,000,000	734,803
2020-BNK29, 2.500%, 11/15/2053	850,000	461,312
2022-BNK40, 2.500%, 03/15/2064	500,000	258,585
2021-BNK35, 2.902%, 06/15/2064 (d)
	1,000,000	649,622

BBCMS Mortgage Trust
2022-C17, 1.325%, 09/15/2055 (d)(e)
	14,970,686	1,157,810

Benchmark Mortgage Trust
2021-B27, 1.604%, 07/15/2054 (d)(e)
	15,000,000	1,360,725

Citigroup Commercial
Mortgage Trust
2016-C1, 5.105%, 05/10/2049 (d)	1,000,000	888,641

GS Mortgage Securities Corp. II
2012-BWTR, 3.255%, 11/05/2034	478,000	229,372

GS Mortgage Securities Corp. Trust
2012-BWTR, 2.954%, 11/05/2034	1,000,000	737,868

Morgan Stanley Bank of
America Merrill Lynch Trust
2017-C34, 2.700%, 11/15/2052	1,000,000	595,685

Morgan Stanley Capital I Trust
2017-H1, 4.281%, 06/15/2050 (d)	1,500,000	1,190,398
2017-HR2, 4.463%, 12/15/2050 (d)	1,400,000	1,142,292
2019-H7, 3.000%, 07/15/2052	1,000,000	612,378

Wells Fargo Commercial
Mortgage Trust
2015-C28, 4.216%, 05/15/2048 (d)	1,000,000	792,863
2016-C37, 3.335%, 12/15/2049 (d)	1,250,000	896,660
2018-C43, 4.514%, 03/15/2051 (d)	1,250,000	1,027,428
2019-C52, 3.561%, 08/15/2052	1,000,000	745,635
2020-C57, 4.157%, 08/15/2053 (d)	1,500,000	1,213,812

TOTAL NON-AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $16,555,309)		14,695,889

AGENCY COMMERCIAL MORTGAGE
BACKED SECURITIES – 3.59%

Freddie Mac Multifamily Structured
Pass Through Certificates
K072, 0.492%, 12/25/2027 (d)(e)	71,383,157	971,339
K118, 1.051%, 09/25/2030 (d)(e)	20,807,451	1,084,913
K130, 1.143%, 06/25/2031 (d)(e)	18,468,863	1,154,276

TOTAL AGENCY COMMERCIAL
MORTGAGE BACKED SECURITIES
(Cost $3,450,660)		3,210,528

MUNICIPAL BONDS – 4.74%

Illinois – 0.70%

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2038 (f)	1,250,000	630,518

Michigan – 1.14%

University of Michigan
4.454%, 04/01/2122	1,221,000	1,012,400

Pennsylvania – 1.07%

Pennsylvania Turnpike Commission
3.000%, 12/01/2042	1,250,000	960,882

Tennessee – 0.67%

New Memphis Arena
Public Building Authority
0.000%, 04/01/2043 (f)	1,625,000	598,912

Texas – 0.89%

Port of Beaumont Industrial
Development Authority
4.100%, 01/01/2028	1,000,000	797,445

Wisconsin – 0.27%

Public Finance Authority
7.500%, 06/01/2029	250,000	244,765

TOTAL MUNICIPAL BONDS
(Cost $4,349,724)		4,244,922

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2023

	PRINCIPAL
	AMOUNT	VALUE

US GOVERNMENT
NOTES/BONDS – 4.99%

United States Treasury Notes/Bonds
3.875%, 02/15/2043	$2,800,000	$2,607,063
3.875%, 05/15/2043	2,000,000	1,861,250

TOTAL US GOVERNMENT
NOTES/BONDS
(Cost $4,711,771)		4,468,313

	SHARES

MONEY MARKET FUNDS – 2.39%
First American Government
Obligations Fund –
Class X, 5.248% (g)	2,136,321	$2,136,321

TOTAL MONEY MARKET FUNDS
(Cost $2,136,321)		2,136,321

Total Investments
(Cost $92,030,216) – 98.44%		88,077,090

Other Assets in Excess
of Liabilities – 1.56%		1,392,812

TOTAL NET ASSETS – 100.00%		$89,469,902

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2023.
(b)	Perpetual maturity. The date referenced is the next call date.
(c)	Step-up bond; the rate shown represents the rate at August 31, 2023.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2023. The coupon is based on an underlying pool of loans.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(g)	Seven day yield at August 31, 2023.
Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CMT	Constant Maturity Treasury Rate
PLC	Public Limited Company.
SOFR	Secured Overnight Financing Rate
TSFR3M	3 Month Term Secured Overnight Financing Rate
The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

	Performance Trust	Performance Trust
	Strategic	Municipal	Performance Trust
	Bond Fund	Bond Fund	Credit Fund
Investment Income
Interest income	$245,675,005	$25,993,638	$5,882,971
Total Investment Income	245,675,005	25,993,638	5,882,971

Expenses
Advisory fees	31,619,811	2,508,229	675,553
Sub-transfer agent fees	4,654,225	—	—
Administration and accounting fees	2,163,806	274,424	70,237
Transfer agent fees and expenses	812,875	101,470	24,343
Distribution fees – Class C	312,886	—	—
Reports to shareholders	271,775	22,993	4,639
Federal and state registration fees	258,249	62,052	28,297
Custody fees	246,528	30,798	6,760
Shareholder servicing fees – Class C	104,295	—	—
Distribution fees – Class A	75,780	94,181	—
Audit and tax fees	41,745	21,600	21,600
Insurance expense	36,066	8,324	4,551
Legal fees	34,820	16,755	17,586
Trustees’ fees	20,963	20,963	20,963
Chief Compliance Officer fees	11,666	11,666	11,666
Other expenses	40,691	11,216	7,390
Total Expenses	40,706,181	3,184,671	893,585
Expense Reimbursement by Adviser (Note 4)	—	—	(57,546)
Net Expenses	40,706,181	3,184,671	836,039

Net Investment Income	204,968,824	22,808,967	5,046,932

Realized and Unrealized Loss on Investments
Net realized loss from:
Investments	(231,808,333)	(35,660,856)	(3,458,486)
Change in net unrealized
appreciation/depreciation from investments	22,979,067	14,938,824	1,093,792
Net Realized and Unrealized Loss on Investments	(208,829,266)	(20,722,032)	(2,364,694)

Net Increase (Decrease) in
Net Assets from Operations	$(3,860,442)	$2,086,935	$2,682,238

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
From Operations
Net investment income	$204,968,824	$209,332,420
Net realized loss from investments	(231,808,333)	(132,925,876)
Change in net unrealized appreciation/depreciation from investments	22,979,067	(826,306,858)
Net decrease in net assets from operations	(3,860,442)	(749,900,314)

From Distributions
Net Distributions
Institutional Class	(204,912,825)	(222,486,617)
Class A	(1,118,873)	(1,124,676)
Class C	(1,234,132)	(1,457,632)
Net decrease in net assets resulting from distributions paid	(207,265,830)	(225,068,925)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	2,537,736,439	2,660,072,549
Class A	14,637,086	20,808,513
Class C	6,801,990	12,717,654
Shares issued in reinvestment of distributions declared
Institutional Class	179,815,401	197,355,016
Class A	1,066,967	1,117,606
Class C	1,232,346	1,455,550
Cost for shares redeemed
Institutional Class	(2,263,701,105)	(2,757,178,671)
Class A	(17,867,623)	(16,977,659)
Class C	(11,396,206)	(15,319,692)
Net increase in net assets from capital share transactions	448,325,295	104,050,866

Total Increase (Decrease) in Net Assets	237,199,023	(870,918,373)

Net Assets
Beginning of year	5,546,306,024	6,417,224,397
End of year	$5,783,505,047	$5,546,306,024

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
From Operations
Net investment income	$22,808,967	$17,122,863
Net realized loss from investments	(35,660,856)	(50,813,393)
Change in net unrealized appreciation/depreciation from investments	14,938,824	(69,361,094)
Net increase/decrease in net assets from operations	2,086,935	(103,051,624)

From Distributions
Net Distributions
Institutional Class	(21,059,221)	(15,488,839)
Class A	(1,245,577)	(891,864)
Net decrease in net assets resulting from distributions paid	(22,304,798)	(16,380,703)

From Capital Share Transactions
Proceeds from shares sold
Institutional Class	323,241,552	418,242,304
Class A	15,146,083	28,238,385
Shares issued in reinvestment of distributions declared
Institutional Class	18,735,579	13,947,716
Class A	1,177,425	836,833
Cost for shares redeemed
Institutional Class	(404,806,981)	(468,786,042)
Class A	(26,368,296)	(31,852,481)
Net decrease in net assets from capital share transactions	(72,874,638)	(39,373,285)

Total Decrease in Net Assets	(93,092,501)	(158,805,612)

Net Assets
Beginning of year	715,937,760	874,743,372
End of year	$622,845,259	$715,937,760

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Credit Fund

	Year Ended	Year Ended
	August 31, 2023	August 31, 2022
From Operations
Net investment income	$5,046,932	$1,685,100
Net realized loss from investments	(3,458,486)	(418,213)
Change in net unrealized appreciation/depreciation from investments	1,093,792	(5,054,533)
Net increase (decrease) in net assets from operations	2,682,238	(3,787,646)

From Distributions
Net distributions – Institutional Class	(5,020,968)	(1,579,174)
Net decrease in net assets resulting from distributions paid	(5,020,968)	(1,579,174)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	41,110,523	87,543,695
Shares issued in reinvestment of distributions declared –
Institutional Class	4,935,606	1,567,536
Cost for shares redeemed – Institutional Class	(36,252,578)	(14,754,428)
Net increase in net assets from capital share transactions	9,793,551	74,356,803

Total Increase in Net Assets	7,454,821	68,989,983

Net Assets
Beginning of year	82,015,081	13,025,098
End of year	$89,469,902	$82,015,081

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Institutional Class Shares

Net Asset Value, Beginning of Year	$19.89	$23.17	$22.99	$23.22	$22.21

Income (loss) from investment operations:
Net investment income(1)	0.75	0.72	0.78	0.82	0.83
Net realized and unrealized
gain (loss) on investments(2)	(0.70)	(3.22)	0.23	(0.18)	1.07
Total from investment operations	0.05	(2.50)	1.01	0.64	1.90

Less distributions paid:
From net investment income	(0.76)	(0.70)	(0.83)	(0.87)	(0.89)
From net realized gain on investments	—	(0.08)	—	—	—
Total distributions paid	(0.76)	(0.78)	(0.83)	(0.87)	(0.89)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (3)	0.00 (3)

Net Asset Value, End of Year	$19.18	$19.89	$23.17	$22.99	$23.22

Total Return	0.30%	-11.00%	4.49%	2.87%	8.79%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$5,712,347	$5,466,750	$6,327,797	$4,264,846	$2,836,855

Ratio of expenses to average net assets	0.76%	0.75%	0.76%	0.78%	0.80%

Ratio of net investment income
to average net assets	3.90%	3.34%	3.39%	3.64%	3.68%

Portfolio turnover rate(4)	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Rounds to less than $0.005 per share.
(4)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019(1)
Class A Shares

Net Asset Value, Beginning of Year/Period	$19.89	$23.18	$22.99	$23.23	$22.13

Income (loss) from investment operations:
Net investment income(2)	0.70	0.67	0.72	0.76	0.58
Net realized and unrealized
gain (loss) on investments(3)	(0.70)	(3.23)	0.24	(0.18)	1.08
Total from investment operations	0.00	(2.56)	0.96	0.58	1.66

Less distributions paid:
From net investment income	(0.71)	(0.65)	(0.77)	(0.82)	(0.57)
From net realized gain on investments	—	(0.08)	—	—	—
Total distributions paid	(0.71)	(0.73)	(0.77)	(0.82)	(0.57)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (4)	0.01

Net Asset Value, End of Year/Period	$19.18	$19.89	$23.18	$22.99	$23.23

Total Return(5)(6)	0.05%	-11.26%	4.28%	2.60%	7.67%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$29,145	$32,476	$32,802	$19,297	$7,549

Ratio of expenses to average net assets(7)	1.01%	1.00%	1.01%	1.03%	1.05%

Ratio of net investment income
to average net assets(7)	3.63%	3.12%	3.12%	3.40%	3.80%

Portfolio turnover rate(6)(8)	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	The Class A shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Based on net asset value, which does not reflect sales charge.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019(1)
Class C Shares

Net Asset Value, Beginning of Year/Period	$19.81	$23.10	$22.92	$23.18	$22.13

Income (loss) from investment operations:
Net investment income(2)	0.56	0.52	0.55	0.59	0.46
Net realized and unrealized
gain (loss) on investments(3)	(0.69)	(3.23)	0.24	(0.18)	1.09
Total from investment operations	(0.13)	(2.71)	0.79	0.41	1.55

Less distributions paid:
From net investment income	(0.57)	(0.50)	(0.61)	(0.67)	(0.50)
From net realized gain on investments	—	(0.08)	—	—	—
Total distributions paid	(0.57)	(0.58)	(0.61)	(0.67)	(0.50)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year/Period	$19.11	$19.81	$23.10	$22.92	$23.18

Total Return(5)	-0.65%	-11.92%	3.49%	1.83%	7.10%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$42,012	$47,081	$56,625	$31,184	$7,418

Ratio of expenses to average net assets(6)	1.76%	1.75%	1.76%	1.78%	1.80%

Ratio of net investment income
to average net assets(6)	2.88%	2.33%	2.37%	2.66%	3.04%

Portfolio turnover rate(5)(7)	35.55%	53.11%	30.80%	41.75%	40.59%

(1)	The Class C shares commenced operations on January 2, 2019.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Rounds to less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Institutional Class Shares

Net Asset Value, Beginning of Year	$22.65	$25.94	$25.52	$25.49	$23.79

Income (loss) from investment operations:
Net investment income(1)	0.82	0.50	0.49	0.54	0.72
Net realized and unrealized
gain (loss) on investments(4)	(0.62)	(3.31)	0.61	0.22	1.69
Total from investment operations	0.20	(2.81)	1.10	0.76	2.41

Less distributions paid:
From net investment income	(0.80)	(0.48)	(0.58)	(0.66)	(0.71)
From return of capital	—	—	(0.06)	—	—
From net realized gain on investments	—	—	(0.04)	(0.07)	—
Total distributions paid	(0.80)	(0.48)	(0.68)	(0.73)	(0.71)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.05	$22.65	$25.94	$25.52	$25.49

Total Return	0.88%	-10.96%	4.35%	3.07%	10.31%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$588,234	$670,095	$818,825	$500,176	$307,384

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.49%	0.48%	0.49%	0.53%	0.57%
After waiver, expense
reimbursements and recoupments	0.49%	0.48%	0.50%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	3.65%	2.02%	1.92%	2.19%	2.94%
After waiver, expense
reimbursements and recoupments	3.65%	2.02%	1.91%	2.17%	2.96%

Portfolio turnover rate(3)	68.24%	81.53%	15.91%	27.12%	35.29%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than $0.005 per share.
(3)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
(4)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Class A Shares

Net Asset Value, Beginning of Year	$22.67	$25.96	$25.54	$25.51	$23.81

Income (loss) from investment operations:
Net investment income(1)	0.76	0.44	0.42	0.48	0.66
Net realized and unrealized
gain (loss) on investments(5)	(0.62)	(3.31)	0.61	0.22	1.69
Total from investment operations	0.14	(2.87)	1.03	0.70	2.35

Less distributions paid:
From net investment income	(0.74)	(0.42)	(0.50)	(0.60)	(0.65)
From return of capital	—	—	(0.07)	—	—
From net realized gain on investments	—	—	(0.04)	(0.07)	—
Total distributions paid	(0.74)	(0.42)	(0.61)	(0.67)	(0.65)

Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$22.07	$22.67	$25.96	$25.54	$25.51

Total Return(3)	0.62%	-11.17%	4.09%	2.83%	10.02%

Supplemental Data and Ratios:
Net assets at end of Year (000’s)	$34,611	$45,843	$55,918	$42,552	$22,141

Ratio of expenses to average net assets:
Before waiver, expense
reimbursements and recoupments	0.74%	0.73%	0.74%	0.78%	0.82%
After waiver, expense
reimbursements and recoupments	0.74%	0.73%	0.77%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursements and recoupments	3.39%	1.78%	1.67%	1.93%	2.69%
After waiver, expense
reimbursements and recoupments	3.39%	1.78%	1.64%	1.91%	2.71%

Portfolio turnover rate(4)	68.24%	81.53%	15.91%	27.12%	35.29%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than $0.005 per share.
(3)	Based on net asset value, which does not reflect sales charge.
(4)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).
(5)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST CREDIT FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2023	2022	2021(1)
Institutional Class Shares

Net Asset Value, Beginning of Year/Period	$8.72	$10.07	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.51	0.38	0.39
Net realized and unrealized gain (loss) on investments(3)	(0.25)	(1.33)	0.01
Total from investment operations	0.26	(0.95)	0.40

Less distributions paid:
From net investment income	(0.51)	(0.39)	(0.33)
From net realized gain on investments	—	(0.01)	—
Total distributions paid	(0.51)	(0.40)	(0.33)

Net Asset Value, End of Year/Period	$8.47	$8.72	$10.07

Total Return(4)	3.12%	-9.66%	4.06%

Supplemental Data and Ratios:
Net assets at end of Year/Period (000’s)	$89,470	$82,015	$13,025

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)	1.06%	1.19%	2.47%
After waiver and expense reimbursement(5)	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	5.91%	3.98%	4.34%
After waiver and expense reimbursement(5)	5.98%	4.18%	5.82%

Portfolio turnover rate(4)	74.40%	59.74%	109.25%

(1)	The inception date for the Fund was December 31, 2020 and investment operations commenced January 4, 2021.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2023

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), and the Performance Trust Credit Fund (the “Credit Fund”), each representing a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The investment objective of the Credit Fund is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Institutional Class shares of the Strategic Bond Fund commenced investment operations on September 1, 2010. The Class A and Class C shares of the Strategic Bond Fund commenced investment operations on January 2, 2019. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional Class and Class A shares, respectively. The Institutional Class shares of the Credit Fund commenced investment operations on January 4, 2021. Effective January 2, 2019, the Retail Class shares of the Municipal Bond Fund were redesignated as Class A shares. Class A shares are subject to an initial maximum sales charge of 2.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ current prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Class C shares are subject to a 1.00% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities, collateralized loan obligations and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security will be valued at its fair value, discussed below.

If market quotations are not readily available, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

FASB Accounting Standards Codification, Fair Value Measurements and Disclosures Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.

»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2023:

Performance Trust Strategic Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$580,872,024	$—	$580,872,024
Collateralized
Loan
Obligations	—	346,688,272	—	346,688,272
Corporate
Bonds	—	1,062,847,282	—	1,062,847,282
Non – Agency
Residential
Mortgage
Backed
Securities	—	433,526,490	—	433,526,490
Non – Agency
Commercial
Mortgage
Backed
Securities	—	956,787,742	—	956,787,742
Agency
Commercial
Mortgage
Backed
Securities	—	451,485,454	—	451,485,454
Municipal
Bonds	—	1,263,821,454	—	1,263,821,454
US
Government
Notes/Bonds	—	559,070,411	—	559,070,411
Total Fixed
Income:	—	5,655,099,129	—	5,655,099,129
Money
Market Funds	64,364,314	—	—	64,364,314
Total Money
Market Funds	64,364,314	—	—	64,364,314
Total
Investments
in Securities	$64,364,314	$5,655,099,129	$—	$5,719,463,443

Performance Trust Municipal Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income:
Agency
Commercial
Mortgage
Backed
Securities	$—	$35,752,834	$—	$35,752,834
Non-Agency
Commercial
Mortgage
Backed
Securities	—	13,121,657	—	13,121,657
Municipal
Bonds	—	556,235,414	—	556,235,414
Total Fixed
Income:	—	605,109,905	—	605,109,905
Money
Market Funds	20,441,139	—	—	20,441,139
Total Money
Market Funds	20,441,139	—	—	20,441,139
Total
Investments
in Securities	$20,441,139	$605,109,905	$—	$625,551,044

Performance Trust Credit Fund

	Level 1	Level 2	Level 3	Total
Fixed Income:
Asset Backed
Securities	$—	$7,415,393	$—	$7,415,393
Collateralized
Loan
Obligations	—	10,588,753	—	10,588,753
Corporate
Bonds	—	38,184,004	—	38,184,004
Non – Agency
Residential
Mortgage
Backed
Securities	—	3,132,967	—	3,132,967
Non – Agency
Commercial
Mortgage
Backed
Securities	—	14,695,889	—	14,695,889
Agency
Commercial
Mortgage
Backed
Securities	—	3,210,528	—	3,210,528
Municipal
Bonds	—	4,244,922	—	4,244,922
US
Government
Notes/Bonds	—	4,468,313	—	4,468,313
Total Fixed
Income:	—	85,940,769	—	85,940,769
Money
Market Funds	2,136,321	—	—	2,136,321
Total Money
Market Funds	2,136,321	—	—	2,136,321
Total
Investments
in Securities	$2,136,321	$85,940,769	$—	$88,077,090

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

The Funds did not hold any Level 3 securities during the year ended August 31, 2023.

The Funds did not hold any financial derivative instruments during the year ended August 31, 2023.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2023, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2020.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Strategic Bond Fund and the Municipal Bond Fund charged a 2.00% redemption fee on shares redeemed within sixty days of purchase through December 28, 2019. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. Effective December 29, 2019, the Strategic Bond Fund and the Municipal Bond Fund eliminated the redemption fees.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Class A shares of the Strategic Bond Fund and the Municipal Bond Fund and 0.75% of average daily net assets of the Class C shares of the Strategic Bond Fund. Shareholder servicing fees are expensed at 0.25% of average daily net assets of Class C shares of the Strategic Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts, premiums and interest-only strips are accreted or amortized over the expected life of the respective securities using the constant yield method. Gains and losses on principal payments and short-falls of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$207,265,830	$208,508,008
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	16,560,917
Return of Capital	—	—

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

PERFORMANCE TRUST MUNICIPAL BOND FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$2,634,721	$3,026,501
Tax-Exempt Income	19,670,077	13,354,202
Long-Term Capital Gain	—	—
Return of Capital	—	—

PERFORMANCE TRUST CREDIT FUND

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Ordinary Income	$5,020,968	$1,579,174
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—
Return of Capital	—	—

As of August 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$6,446,656,675
Gross tax unrealized appreciation	$20,841,771
Gross tax unrealized depreciation	(743,089,761)
Net tax unrealized appreciation	(722,247,990)
Undistributed ordinary income	13,775,373
Undistributed long-term capital gain	—
Total distributable earnings	13,775,373
Other accumulated losses	(376,424,383)
Total accumulated gains	$(1,084,897,100)

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$641,674,834
Gross tax unrealized appreciation	$5,372,597
Gross tax unrealized depreciation	(20,861,853)
Net tax unrealized appreciation	(15,489,256)
Undistributed ordinary income	1,246,329
Undistributed long-term capital gain	—
Total distributable earnings	1,246,329
Other accumulated losses	(86,823,662)
Total accumulated gains	$(101,066,589)

PERFORMANCE TRUST CREDIT BOND FUND
Cost basis of investments for federal
income tax purposes	$92,030,216
Gross tax unrealized appreciation	$979,409
Gross tax unrealized depreciation	(4,932,535)
Net tax unrealized appreciation	(3,953,126)
Undistributed ordinary income	266,107
Undistributed long-term capital gain	—
Total distributable earnings	266,107
Other accumulated losses	(3,917,908)
Total accumulated gains	$(7,604,927)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale and amortization adjustments.

At August 31, 2023, the Funds had capital loss carryovers as follows:

	SHORT-TERM	LONG-TERM
Strategic Bond Fund	$168,578,494	$207,845,889
Municipal Bond Fund	44,295,652	42,528,011
Credit Fund	1,419,609	2,498,299

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and book versus tax treatment of callable bonds and have no effect on net assets or NAV per share. For the year ended August 31, 2023, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Total
distributable
earnings	$—	$—	$—
Paid-in capital	$—	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund, 0.40% for the Municipal Bond Fund, and 0.80% for the Credit Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total annual Fund operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55%, and 0.99% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund, Municipal Bond Fund, and Credit Fund, respectively.  The operating expense limitation agreement is in place at least through December 29, 2024 for each Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
August 31, 2024	$—	$—	$102,789
August 31, 2025	$—	$—	$81,663
August 31, 2026	$—	$—	$57,546

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Strategic Bond Fund and the Municipal Bond Fund, which authorizes the Funds to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class A shares and 0.75% of the Strategic Bond Fund’s average daily net assets for Class C shares, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Strategic Bond Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended August 31, 2023, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

		Shareholder
	12b-1 Fees	Servicing Fees
Strategic Bond Fund
Class A	$75,780	N/A
Class C	$312,886	$104,295
Municipal Bond Fund
Class A	$94,181	N/A

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ administrator and fund accountant under an Administration Agreement. Fund Services performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2023, and owed as of August 31, 2023 are as follows:

Administration
and Accounting	Incurred		Owed
Strategic Bond Fund	$2,163,806		$400,471
Municipal Bond Fund	274,424		48,554
Credit Fund	70,237		11,915

Transfer Agency	Incurred		Owed
Strategic Bond Fund	$812,875	(1)	$143,893
Municipal Bond Fund	101,470		17,273
Credit Fund	24,343		4,233

(1) This amount does not include sub-transfer agency fees.
Custody	Incurred		Owed
Strategic Bond Fund	$246,528		$45,124
Municipal Bond Fund	30,798		5,691
Credit Fund	6,760		1,218

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the  year ended August 31, 2023, and owed as of August 31, 2023, are as follows:

	Incurred	Owed
Strategic Bond Fund	$11,666	$1,945
Municipal Bond Fund	11,666	1,945
Credit Fund	11,666	1,945

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	131,375,592	122,458,153
Shares issued
to holders in
reinvestment
of distributions	9,309,147	9,155,853
Shares redeemed	(117,749,091)	(129,826,449)
Net increase	22,935,648	1,787,557

STRATEGIC BOND FUND – CLASS A

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	755,662	953,439
Shares issued
to holders in
reinvestment
of distributions	55,229	52,014
Shares redeemed	(924,350)	(788,198)
Net increase (decrease)	(113,459)	217,255

STRATEGIC BOND FUND – CLASS C

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	353,323	570,173
Shares issued
to holders in
reinvestment
of distributions	64,024	67,724
Shares redeemed	(594,892)	(713,115)
Net decrease	(177,545)	(75,218)

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	14,508,691	17,207,506
Shares issued
to holders in
reinvestment
of distributions	835,569	572,826
Shares redeemed	(18,249,919)	(19,762,459)
Net decrease	(2,905,659)	(1,982,127)

MUNICIPAL BOND FUND – CLASS A

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	676,462	1,148,257
Shares issued
to holders in
reinvestment
of distributions	52,486	34,305
Shares redeemed	(1,182,877)	(1,314,288)
Net decrease	(453,929)	(131,726)

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

CREDIT FUND – INSTITUTIONAL CLASS

	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2023	AUGUST 31, 2022
Shares sold	4,853,465	9,583,852
Shares issued
to holders in
reinvestment
of distributions	583,958	170,652
Shares redeemed	(4,275,220)	(1,646,506)
Net increase	1,162,203	8,107,998

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2023, are summarized below.

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Purchases
U.S.
Government	$611,032,036	$—	$8,300,790
Other	1,704,007,241	416,033,458	60,091,949
Sales
U.S.
Government	$275,035,370	$—	$10,150,792
Other	1,564,935,491	504,381,458	49,721,494

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2023, Raymond James and Morgan Stanley Smith Barney, LLC, for the benefit of its customers, held 35.57% and 35.47%, respectively, of the Strategic Bond Fund’s outstanding Class A shares. At August 31, 2023, Morgan Stanley Smith Barney, LLC and Raymond James, for the benefit of its customers, held 48.63% and 31.99%, respectively, of the Strategic Bond Fund’s outstanding Class C shares. At August 31, 2023, Charles Schwab & Company, Inc., for the benefit of its customers, held 25.82% of the Strategic Bond Fund’s outstanding Institutional Class shares.  At August 31, 2023, Charles Schwab & Company, Inc. for the benefit of its customers, held 55.72% of the Municipal Bond Fund’s outstanding Class A shares. At August 31, 2023, Charles Schwab & Company, Inc., for the benefit of its customers, held 26.67% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2023, Charles Schwab & Company, Inc., for the benefit of its customers, held 65.80% of the Credit Fund’s outstanding Institutional Class shares.

10.	Line of Credit

At August 31, 2023, the Strategic Bond Fund and the Municipal Bond Fund each had an unsecured line of credit which matures on August 5, 2024 with a maximum borrowing equal to the lesser of $250,000,000 and $35,000,000, respectively, or 20% and 33.33% respectively, of gross market value of unencumbered assets of each Fund. The Credit Fund had a secured line of credit that matured on August 5, 2023 with a maximum borrowing equal to the lesser of $4,000,000. Thereafter the Fund had a secured line of credit which matures on August 5, 2024 with a maximum borrowing equal to the lesser of $7,500,000 or 20% of gross market value of unencumbered assets of the Fund. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 5.50% from September 1, 2022 through September 21, 2022, 6.25% from September 22, 2022 through November 2, 2022, 7.00% from November 3, 2022 through December 14, 2022, 7.50% from December 15, 2022 through February 1, 2023, and 7.75% from February 2, 2023 through March 22, 2023, and 8.00% from March 23, 2023 through May 3, 2023, and 8.25% from May 4, 2023 through July 26, 2023, and 8.50% from July 27, 2023 through August 31, 2023. The following table provides information regarding usage of the line of credit for the year ended August 31, 2023 for the Funds.  The Funds did not have an outstanding balance on either line of credit as of August 31, 2023.

	STRATEGIC	MUNICIPAL	CREDIT
	BOND FUND	BOND FUND	FUND
Days Utilized	—	1	1
Average Amount
of Borrowing	$—	$2,497,000	$276,000
Weighted Average
Borrowing Rate	—	7.50%	5.50%
Interest Expense*	$—	$520	$42
Maximum Amount
of Borrowing	$—	$2,497,000	$276,000
Date of Maximum
Borrowing	—	12/29/22	9/12/22
* Interest expense is reported within Other Expenses on the Statements of Operations.

11.	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2023

12.	Subsequent Events
On September 15, 2023, the Funds declared and paid distributions from ordinary income to shareholders of record as of September 14, 2023, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$24,115,119
Class A	$118,803
Class C	$163,145

Municipal Bond Fund
Institutional Class	$1,878,091
Class A	$106,972

Credit Fund
Institutional Class	$485,652

On October 16, 2023, the Funds declared and paid distributions from ordinary income to shareholders of record as of October 13, 2023, as follows:

Ordinary
Income
Strategic Bond Fund
Institutional Class	$20,170,370
Class A	$103,595
Class C	$112,997

Municipal Bond Fund
Institutional Class	$1,834,302
Class A	$98,219

Credit Fund
Institutional Class	$465,511

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2023 through the date the financial statements were issued and determined there were no other subsequent events that would require disclosure in the financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds comprising the funds listed below (the “Funds”), each a series of Trust for Professional Managers, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of	Financial
Fund Name	Operations	Changes in Net Assets	Highlights
Performance Trust Strategic Bond Fund	For the year ended	For the years ended	For the years ended August 31, 2023,
	August 31, 2023	August 31, 2023 and 2022	2022, 2021, 2020, and 2019
Performance Trust Municipal Bond Fund	For the year ended	For the years ended	For the years ended August 31, 2023,
	August 31, 2023	August 31, 2023 and 2022	2022, 2021, 2020, and 2019
Performance Trust Credit Fund	For the year ended	For the years ended	For the years ended August 31, 2023,
	August 31, 2023	August 31, 2023 and 2022	2022, and for the period from
January 4, 2021 (commencement of
operations) through August 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 26, 2023

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, PT Asset Management, LLC (“PTAM”), the investment adviser to the Performance Trust Municipal Bond Fund, Performance Trust Strategic Bond Fund and Performance Trust Credit Fund (the “Funds”), each a series of the Trust, have adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved PTAM as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 20, 2023, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Funds primarily held investments that were classified as highly liquid during the review period. The Report noted that the Funds’ portfolios are expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Funds can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Funds and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Funds’ restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Funds are reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

NOTICE OF PRIVACY POLICY & PRACTICES
(Unaudited)

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

»  social security numbers;

»  account balances;

»  account transactions;

»  transaction history;

»  wire transfer instructions; and

»  checking account information.

What Information We Disclose
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLES
Period Ended August 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charge (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution 12b-1 and service fees (Class A and Class C shares only) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/23 – 8/31/23).

Actual Expenses
The first line of the following tables provides information about actual account values and actual expenses for each Fund.  If you purchase Class A shares of a Fund you will pay an initial sales charge of 2.25% when you invest. The tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
INSTITUTIONAL CLASS	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,011.30	$3.85
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.37	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
CLASS A	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,010.00	$5.12
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.11	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
STRATEGIC BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
CLASS C	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,006.90	$8.90
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.33	$8.94

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

EXPENSE EXAMPLES (CONT.)
Period Ended August 31, 2023 (Unaudited)

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
INSTITUTIONAL CLASS	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,008.70	$2.48
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.74	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
CLASS A	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,007.40	$3.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.48	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
CREDIT FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2023 –
INSTITUTIONAL CLASS	MARCH 1, 2023	AUGUST 31, 2023	AUGUST 31, 2023*
Actual	$1,000.00	$1,024.30	$5.05
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.21	$5.04

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17, 2023 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund, the Performance Trust Strategic Bond Fund and the Performance Trust Credit Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 22, 2023 (the “June 22, 2023 meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, biographical information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2024.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operation by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for each of the Funds, Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund and Performance Trust Credit Fund, Mark Peiler, co-portfolio manager for the Performance Trust Municipal Bond Fund, and Lars Anderson and Michael Isroff, each a co-portfolio manager for the Performance Trust Credit Fund, and other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Funds’ valuation designee. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of each Fund’s Institutional Class shares for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2023, as applicable. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg U.S. Aggregate Bond Index for both the Performance Trust Strategic Bond Fund and Performance Trust Credit Fund, and the Bloomberg Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end intermediate core-plus bond, multisector bond and non-traditional bond funds for the Performance Trust Strategic Bond Fund, a peer group of U.S. open-end multisector bond and non-traditional bond funds for the Performance Trust Credit Fund, and a peer group of U.S. open-end municipal national intermediate-term bond and municipal national long-term bond funds for the Performance Trust Municipal Bond Fund) (each, a “Barrington Cohort”). The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted that for each of the one-year, three-year and five-year periods ended March 31, 2023, the performance of the Institutional Class shares of the Performance Trust

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Strategic Bond Fund was below the Barrington Cohort average. The Trustees then noted that for the ten-year period ended March 31, 2023, the performance of the Institutional Class shares of the Performance Trust Strategic Bond Fund was above the Barrington Cohort average. The Trustees noted that for the one-year period ended March 31, 2023, the Performance Trust Strategic Bond Fund’s Institutional Class shares had slightly underperformed the Bloomberg U.S. Aggregate Bond Index. The Trustees noted that for the quarter, three-year, five-year and ten-year periods ended March 31, 2023, the Performance Trust Strategic Bond Fund’s Institutional Class shares had outperformed the Bloomberg U.S. Aggregate Bond Index.

The Trustees noted that for each of the one-year, three-year and five-year periods ended March 31, 2023, the performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund was below the Barrington Cohort average. The Trustees then noted that the performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund for the ten-year period ended March 31, 2023 was above the Barrington Cohort average. The Trustees noted that for the one-year, three-year and five-year periods ended March 31, 2023, the Institutional Class shares of the Performance Trust Municipal Bond Fund had underperformed the Bloomberg Municipal Bond Index. The Trustees then noted that for the quarter and ten-year periods ended March 31, 2023 the Performance Trust Municipal Bond Fund Institutional Class shares had outperformed the Bloomberg Municipal Bond Index.

The Trustees noted the performance of the Institutional Class shares of the Performance Trust Credit Fund’s performance for the one-year period ended March 31, 2023 was below the Barrington Cohort average. The Trustees noted that for the quarter ended March 31, 2023, the Performance Trust Credit Fund’s Institutional Class shares had underperformed the Bloomberg U.S. Aggregate Bond Index, but outperformed the Index for the one-year period ended March 31, 2023.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of each Fund relative to its Barrington Cohort, the Adviser’s separately-managed accounts, as well as any fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information and noted that the Adviser continues to the subsidize the Performance Trust Credit Fund’s operations. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement, as well as the Funds’ brokerage practices. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 22, 2023 meeting and the August 17, 2023 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above the Barrington Cohort average of 0.47%. The Trustees noted that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95%. The Trustees observed that the Performance Trust Strategic Bond Fund’s total expense ratio for Institutional Class shares of 0.75% was above the Barrington Cohort average of 0.56%.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was above the Barrington Cohort average of 0.38%. The Trustees noted that the Performance Trust Municipal Bond Fund was operating below its expense cap of 0.55%. The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio of 0.48% for Institutional Class shares was equal to the Barrington Cohort average of 0.48%. The Trustees also compared the fees paid by the Performance Trust Municipal Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Performance Trust Credit Fund’s contractual management fee of 0.80% was above the Barrington Cohort average of 0.59%. The Trustees noted that the Performance Trust Credit Fund was operating above its expense cap of 0.99%. The Trustees observed that the Performance Trust Credit Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% for Institutional Class shares was above the Barrington Cohort average of 0.71%.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring the Performance Trust Strategic Bond Fund and Performance Trust Municipal Bond Fund were not excessive, and while the Performance Trust Credit Fund was not yet profitable to the Adviser, the Adviser maintained adequate profit levels to support the services to each Fund from the revenues of its overall investment advisory business, despite subsidizing the operations of the Performance Trust Credit Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Performance Trust Credit Fund. The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structures, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term ending August 31, 2024 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2023, taxable ordinary income distributions are designed as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds as follows:

Strategic Bond Fund	0.00%
Municipal Bond Fund	0.00%
Credit Fund	0.00%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1 (877) 738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INDEPENDENT TRUSTEES
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite Term;	28	Professor Emeritus,	Independent
615 E. Michigan St.		Since August 22,		Department of Accounting	Trustee, USA
Milwaukee, WI 53202		2001		(June 2019-present),	MUTUALS
Year of Birth: 1955				Professor, Department of	(an open-end
				Accounting (2004-2019),	investment
				Marquette University.	company)
(2001-2021).

Gary A. Drska	Trustee	Indefinite Term;	28	Retired; Former Pilot,	Independent
615 E. Michigan St.		Since August 22,		Frontier/Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		2001		Inc. (airline company)	MUTUALS
Year of Birth: 1956				(1986-2021)	(an open-end
investment
company)
(2001-2021).

Vincent P. Lyles	Trustee	Indefinite Term;	28	Executive Director,	Independent
615 E. Michigan St.		Since April 6,		Milwaukee Succeeds	Director, BMO
Milwaukee, WI 53202		2022		(education advocacy	Funds, Inc.
Year of Birth: 1961				organization) (2023-present);	(an open-end
				System Vice President	investment
				of Community Relations,	company)
				Advocate Aurora Health	(2017-2022).
Care (health care provider)
(2019-2022); President
and Chief Executive Officer,
Boys & Girls Club of Greater
Milwaukee (2012-2018).

Erik K. Olstein	Trustee	Indefinite Term;	28	Retired; President and	Trustee, The Olstein
615 E. Michigan St.		Since April 6,		Chief Operation Officer	Funds (an open-end
Milwaukee, WI 53202		2022		(2000-2020), Vice	investment
Year of Birth: 1967				President of Sales and	company)
				Chief Operating Officer	(1995-2018).
(1995-2000), Olstein Capital
Management, L.P. (asset
management firm); Secretary
and Assistant Treasurer,
The Olstein Funds
(1995-2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite Term;	28	Retired; Principal and	Director, Peoples
615 E. Michigan St.		Since April 6,		Senior Portfolio Manager,	Financial Services
Milwaukee, WI 53202		2022		Segall, Bryant & Hamill, LLC	Corp. (a publicly-
Year of Birth: 1969				(asset management firm)	traded bank
				(2018-2020); Partner and	holding company)
				Senior Portfolio Manager,	(2022-present).
Denver Investments LLC
(asset management firm)
(2009-2018).

Gregory M. Wesley	Trustee	Indefinite Term;	28	Senior Vice President of	N/A
615 E. Michigan St.		Since April 6,		Strategic Alliances and
Milwaukee, WI 53202		2022		Business Development,
Year of Birth: 1969				Medical College of Wisconsin
(2016-present).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers

John P. Buckel*	Chairperson,	Indefinite Term;	28	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Trustee,	Chairperson and		Fund Services, LLC
Milwaukee, WI 53202	President	Trustee (Since		(2004-present).
Year of Birth: 1957	and Principal	January 19, 2023);
	Executive	President and
	Officer	Principal Executive
Officer (Since
January 24, 2013)

Jennifer A. Lima	Vice	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Since January 24,		Fund Services, LLC
Milwaukee, WI 53202	Treasurer	2013		(2002-present).
Year of Birth: 1974	and Principal
Financial and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Since October 21,		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer, Vice	2021		LLC (2021-present); Chief
Year of Birth: 1965	President			Compliance Officer of
	and Anti-			Keeley-Teton Advisors, LLC
	Money			and Teton Advisors, Inc.
	Laundering			(2017-2021).
Officer

Jay S. Fitton	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since July 22,		U.S. Bancorp Fund
Milwaukee, WI 53202		2019		Services, LLC
Year of Birth: 1970				(2019-present); Partner,
Practus, LLP (2018-2019);
Counsel, Drinker Biddle &
Reath (2016-2018).

*	Mr. Buckel is an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

			NUMBER OF		OTHER
			PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	IN THE TRUST	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH	AND LENGTH OF	OVERSEEN BY	DURING THE	DURING THE PAST
YEAR OF BIRTH	THE TRUST	TIME SERVED	THE TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers

Kelly A. Strauss	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI 53202		2015		Services, LLC
Year of Birth: 1987				(2011-present).

Shannon Coyle	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since August 26,		Fund Services, LLC
Milwaukee, WI 53202		2022		(2015-present).
Year of Birth: 1990

Laura A. Carroll	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since August 20,		U.S. Bancorp Fund
Milwaukee, WI 53202		2018		Services, LLC
Year of Birth: 1985				(2007-present).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTAOX, PTCOX, PTIMX, PTRMX, PTCRX)

Investment Adviser
PT Asset Management, LLC
500 West Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAM.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI  53202

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2023	FYE 8/31/2022
Audit Fees	$75,950	$73,500
Audit-Related Fees	0	0
Tax Fees	9,000	9,000
All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g)The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date:   10/26/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date:   10/26/2023

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date:   10/26/2023

* Print the name and title of each signing officer under his or her signature.